UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

The Hershey Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2016 Annual Meeting of

Stockholders

Wednesday, May 4, 2016

10:00 a.m., Eastern Daylight Time

GIANT Center

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of The Hershey Company (the “Company”) will be held on Wednesday, May 4, 2016, beginning at 10:00 a.m., Eastern Daylight Time, at GIANT Center, 550 West Hersheypark Drive, Hershey, Pennsylvania. The purposes of the meeting are as follows:

1.	To elect the 11 nominees named in the Proxy Statement to serve as directors of the Company until the 2017 Annual Meeting of Stockholders;

2.	To ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016;

3.	To approve the compensation of the Company’s named executive officers on a non-binding advisory basis;

4.	To re-approve the material terms of the performance criteria under The Hershey Company Equity and Incentive Compensation Plan;

5.	To consider the stockholder proposal set forth in the Proxy Statement, if properly presented at the Annual Meeting; and

6.	To discuss and take action on any other business that is properly brought before the Annual Meeting.

The Proxy Statement accompanying this Notice of 2016 Annual Meeting of Stockholders describes each of these items in detail. The Proxy Statement contains other important information that you should read and consider before you vote.

The Board of Directors of the Company has established the close of business on March 7, 2016 as the record date for determining the stockholders who are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

The Company is furnishing proxy materials to its stockholders through the Internet as permitted under the rules of the Securities and Exchange Commission. Under these rules, many of the Company’s stockholders will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the Notice of 2016 Annual Meeting of Stockholders and Proxy Statement, our proxy card, and our Annual Report on Form 10-K. We believe this process gives us the opportunity to serve you more efficiently by making the proxy materials available quickly online and reducing costs associated with printing and postage. Stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.

By order of the Board of Directors,

Leslie M. Turner

Senior Vice President,

General Counsel and Secretary

March 24, 2016

Your vote is important. Instructions on how to vote are contained in our Proxy Statement and in the Notice of Internet Availability of Proxy Materials. Please cast your vote by telephone or over the Internet as described in those materials. Alternatively, if you requested a copy of the proxy/voting instruction card by mail, you may mark, sign, date and return the proxy/voting instruction card in the envelope provided.

Proxy Statement Summary

2016 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Wednesday, May 4, 2016 10:00 a.m., Eastern Daylight Time

Place:	GIANT Center 550 West Hersheypark Drive Hershey, Pennsylvania 17033

Record Date:	March 7, 2016

VOTING MATTERS AND BOARD RECOMMENDATIONS

Voting Matter		Board Vote Recommendation	Page Number with More Information
Proposal 1:	Election of Directors	FOR each nominee	23
Proposal 2:	Ratification of Appointment of KPMG LLP as Independent Auditors	FOR	41
Proposal 3:	Approval of Named Executive Officer Compensation on a Non-binding Advisory Basis	FOR	81
Proposal 4:	Re-approval of Material Terms of the Performance Criteria under The Hershey Company Equity and Incentive Compensation Plan	FOR	82
Proposal 5:	Stockholder Proposal Entitled “Report on Use of Nanomaterials”	AGAINST	89

This Proxy Statement Summary contains highlights of certain information in this Proxy Statement. Because it is only a summary, it does not contain all the information that you should consider prior to voting. Please review the complete Proxy Statement and the Company’s Annual Report on Form 10-K for additional information.

OUR DIRECTOR NOMINEES

You have the opportunity to vote on the election of the following 11 nominees for director. Additional information regarding each director nominee’s experience, skills and qualifications to serve as a member of the Company’s Board of Directors (the “Board”) can be found on pages 24 – 29.

Name	Age	Years on Board	Position	Independent	Committee Memberships*
Pamela M. Arway	62	6	Former President, Japan/Asia Pacific/Australia Region of American Express Company, Inc.	Yes	Audit Executive Governance+
John P. Bilbrey**	59	5	Chairman of the Board, President and Chief Executive Officer of The Hershey Company	No	Executive+
Robert F. Cavanaugh	57	13	Former Chief Executive Officer of ValueRock Investment Partners	Yes	Finance & Risk Governance
Charles A. Davis	67	9	Chief Executive Officer of Stone Point Capital LLC	Yes	Audit+ Executive
Mary Kay Haben	59	3	Retired President, North America of Wm. Wrigley Jr. Company	Yes	Compensation Governance
Robert M. Malcolm	63	5	Retired President, Global Marketing, Sales & Innovation of Diageo PLC	Yes	Compensation Finance & Risk
James M. Mead	70	5	Founder and Managing Director of JM Mead, LLC	Yes	Audit Compensation+ Executive
James E. Nevels***	64	9	Chairman of The Swarthmore Group	Yes	Audit Compensation**** Executive Finance & Risk**** Governance
Anthony J. Palmer	56	5	President, Global Brands and Innovation of Kimberly-Clark Corporation	Yes	Compensation Finance & Risk
Thomas J. Ridge	70	9	Chairman of Ridge Global, LLC	Yes	Finance & Risk Governance
David L. Shedlarz	67	8	Retired Vice Chairman of Pfizer Inc.	Yes	Compensation Executive Finance & Risk+

*	Compensation = Compensation and Executive Organization Committee

Finance & Risk = Finance and Risk Management Committee

**	Chairman of the Board

***	Lead Independent Director

****	Mr. Nevels, as our Lead Independent Director, is an ex-officio member of the Compensation and Executive Organization Committee and the Finance and Risk Management Committee

+	Committee Chair

GOVERNANCE HIGHLIGHTS

  Board Composition

•	11 director nominees; 10 are independent

•	Average age of director nominees is 63

•	Average tenure of director nominees is seven years

•	Five new directors in last five years

•	Highly qualified directors reflect broad mix of business backgrounds, skills and experiences

  Corporate Governance

•	Strong Lead Independent Director position

•	Four fully independent Board committees plus an Executive Committee

•	Executive session of independent directors held at each regularly-scheduled Board meeting

•	Declassified Board – all directors elected annually

•	Frequent Board and committee meetings to ensure awareness and alignment

¡	10 Board meetings in 2015

¡	32 committee meetings in 2015

•	On average, directors attended 97% of Board and committee meetings held in 2015

•	Generally, committee chair required to step down after four consecutive years as chair

•	Annual Board and committee self-assessments and discussions with individual directors

•	Resignation requirement upon material change in director occupation (subject to acceptance by the Board)

•	Directors generally not nominated for re-election after 72nd birthday

•	Strong clawback and anti-hedging policies

•	Significant stock ownership requirements for directors and senior executives

•	Active role in risk oversight, including separate risk management committee

•	Annual advisory vote on named executive officer compensation

¡	Approximately 95% stockholder approval (based on votes cast) every year

•	Two directors elected by holders of common stock voting separately

EXECUTIVE COMPENSATION HIGHLIGHTS

Our executive compensation program is intended to provide competitive compensation based on performance and contributions to the Company, to incentivize, attract and retain key executives, to align the interests of our executive officers and our stockholders and to drive stockholder value over the long term. To achieve these objectives, our executive compensation program includes the following key features:

•	We Pay for Performance by aligning our short- and long-term incentive compensation plans with business strategies to reward executives who achieve or exceed applicable Company and business division goals.

¡	In 2015, variable compensation represented 86% of our Chairman of the Board, President and Chief Executive Officer’s (“CEO’s”) target total direct compensation and, on average, 71% of target total direct compensation for our other named executive officers (“NEOs”).

¡	Payouts under our annual cash incentive program for 2015 were 100% performance based.

¡	50% of the equity awards granted to our NEOs in 2015 took the form of performance stock units, which will be earned based on achievement of pre-determined performance goals.

¡	50% of the equity awards granted to our NEOs in 2015 took the form of stock options, which will only have value to our NEOs to the extent our stock price increases over the long term.

•	We Pay Competitively by targeting total cash compensation and total direct compensation for each of our NEOs around the 50th percentile of our defined market for talent.

¡	We regularly review and, as appropriate, make changes to our compensation peer group to ensure it is representative of our market for talent, our business portfolio, our overall size and our global footprint.

¡	We do not provide excessive benefits and perquisites to our executives.

•	We Align Our Compensation Program with Stockholder Interests by providing a significant amount of each NEO’s compensation opportunity in the form of equity and requiring executive stock ownership.

¡	Equity grants represented 66% of our CEO’s 2015 target total direct compensation and, on average, 50% of the 2015 target total direct compensation for our other NEOs.

¡	Stock ownership requirements for our NEOs (excluding those who served in interim positions in 2015) range from 5x salary (for our CEO) to 3x salary (for NEOs other than our CEO).

CEO Target Total Direct Compensation for 2015
Compensation Element	% of Total	Description	Cash	Equity
Salary	14	Fixed annual cash amount	✓
Annual Cash Incentive	20	Variable annual cash payment	✓
Long-Term Incentive	66	Equity awards with 3-4 year vest periods		✓

Proxy Statement

The Board of Directors (the “Board”) of The Hershey Company (the “Company,” “we,” or “us”) is furnishing this Proxy Statement and the accompanying form of proxy in connection with the solicitation of proxies for the 2016 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Annual Meeting will be held on May 4, 2016, beginning at 10:00 a.m., Eastern Daylight Time (“EDT”), at GIANT Center, 550 West Hersheypark Drive, Hershey, Pennsylvania 17033.

Important Notice Regarding the Availability of Proxy Materials for the

2016 Annual Meeting of Stockholders to be held on May 4, 2016

The Notice of 2016 Annual Meeting of Stockholders and Proxy Statement, our proxy card, our Annual Report on Form 10-K and other annual meeting materials are available free of charge on the Internet at www.proxyvote.com. We intend to begin mailing our Notice of Internet Availability of Proxy Materials to stockholders on or about March 24, 2016. At that time, we also will begin mailing paper copies of our proxy materials to stockholders who requested them.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Who is entitled to attend and vote at the Annual Meeting?

A:	You can attend and vote at the Annual Meeting if, as of the close of business on March 7, 2016 (the “Record Date”), you were a stockholder of record of the Company’s common stock (“Common Stock”) or Class B common stock (“Class B Common Stock”). As of the Record Date, there were 154,349,189 shares of our Common Stock and 60,619,777 shares of our Class B Common Stock outstanding.

Q:	How do I gain admission to the Annual Meeting?

A:	If you are a registered stockholder, you must bring with you the Notice of Internet Availability of Proxy Materials and a government-issued photo identification (such as a valid driver’s license or passport) to gain admission to the Annual Meeting. If you did not receive a Notice of Internet Availability of Proxy Materials because you elected to receive a paper copy of the proxy materials, please bring the admission ticket printed on the top half of the proxy card supplied with those materials, together with your government-issued photo identification. If you receive your proxy materials by email, please call our Investor Relations Department at (800) 539-0261 and request an admission ticket for the meeting.

If you hold your shares in street name and want to attend the Annual Meeting, you must bring your government-issued photo identification, together with:

•	The Notice of Internet Availability of Proxy Materials you received from your broker, bank or other holder of record; or

•	A letter from your broker, bank or other holder of record indicating that you were the beneficial owner of Company stock as of the Record Date; or

•	Your most recent account statement indicating that you were the beneficial owner of Company stock as of the Record Date.

Q:	What is the difference between a registered stockholder and a stockholder who owns stock in street name?

A:	If you hold shares of Common Stock or Class B Common Stock directly in your name, you are a registered stockholder. If you own your Company shares indirectly through a broker, bank or other holder of record, those shares are held in street name.

Q:	What are the voting rights of each class of stock?

A:	Stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date, and 10 votes for each share of Class B Common Stock held as of the Record Date. There are no cumulative voting rights.

Q:	Can I vote my shares before the Annual Meeting?

A:	Yes. If you are a registered stockholder, there are three ways to vote your shares before the Annual Meeting:

•

By Internet (www.proxyvote.com) – Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on May 3, 2016. Have your Notice of Internet Availability of Proxy Materials or proxy card available and follow the instructions on the website to vote your shares.

•

By telephone (800-690-6903) – Submit your vote by telephone until 11:59 p.m. EDT on May 3, 2016. Have your Notice of Internet Availability of Proxy Materials or proxy card available and follow the instructions provided by the recorded message to vote your shares.

•

By mail – If you received a paper copy of the proxy materials, you can vote by mail by filling out the proxy card enclosed with those materials and returning it pursuant to the instructions set forth on the card. To be valid, proxy cards must be received before the start of the Annual Meeting.

If your shares are held in street name, your broker, bank or other holder of record may provide you with a Notice of Internet Availability of Proxy Materials that contains instructions on how to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the materials included a voting instruction card so you can instruct your broker, bank or other holder of record how to vote your shares.

Please see the Notice of Internet Availability of Proxy Materials or the information your bank, broker or other holder of record provided you for more information on these voting options.

Q:	Can I vote in person at the Annual Meeting instead of by proxy?

A:	If you are a registered stockholder, you can vote at the Annual Meeting any shares that were registered in your name as the stockholder of record as of the Record Date.

If your shares are held in street name, you cannot vote those shares at the Annual Meeting unless you have a legal proxy from the holder of record. If you plan to attend and vote your street-name shares at the Annual Meeting, you should request a legal proxy from your broker, bank or other holder of record and bring it with you to the Annual Meeting.

If you plan to vote at the Annual Meeting, please pick up a ballot at the designated voting booth upon your arrival. You may then either deposit your ballot in any of the designated ballot boxes located inside the meeting room before the meeting begins or submit your ballot to a meeting usher at the time designated during the meeting. Ballots will not be distributed during the meeting. Shares may not be voted after the polls close.

Whether or not you plan to attend the Annual Meeting, we strongly encourage you to vote your shares by proxy prior to the Annual Meeting.

Q:	Can I revoke my proxy or change my voting instructions once submitted?

A:	If you are a registered stockholder, you can revoke your proxy and change your vote prior to the Annual Meeting by:

•	Sending a written notice of revocation to our Corporate Secretary at 100 Crystal A Drive, Hershey, Pennsylvania 17033 (the notification must be received by the close of business on May 3, 2016);

•	Voting again by Internet or telephone prior to 11:59 p.m. EDT on May 3, 2016 (only the latest vote you submit will be counted); or

•	Submitting a new properly signed and dated paper proxy card with a later date (your proxy card must be received before the start of the Annual Meeting).

If your shares are held in street name, you should contact your broker, bank or other holder of record about revoking your voting instructions and changing your vote prior to the Annual Meeting.

If you are eligible to vote at the Annual Meeting, you also can revoke your proxy or voting instructions and change your vote at the Annual Meeting by submitting a written ballot before the polls close.

Q:	What will happen if I submit my proxy but do not vote on a proposal?

A:	If you submit a valid proxy but fail to provide instructions on how you want your shares to be voted, your proxy will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement, which is as follows:

•	“FOR” the election of all director nominees;

•	“FOR” the ratification of the appointment of KPMG LLP as our independent auditors;

•	“FOR” the approval of the compensation of the Company’s named executive officers (“NEOs”);

•	“FOR” the re-approval of the material terms of the performance criteria under The Hershey Company Equity and Incentive Compensation Plan; and

•	“AGAINST” the stockholder proposal set forth in this Proxy Statement (if such stockholder proposal is properly presented at the Annual Meeting).

If any other item is properly presented for a vote at the Annual Meeting, the shares represented by your properly submitted proxy will be voted at the discretion of the proxies.

Q:	What will happen if I neither submit my proxy nor vote my shares in person at the Annual Meeting?

A:	If you are a registered stockholder, your shares will not be voted.

If your shares are held in street name, your broker, bank or other holder of record may vote your shares on certain “routine” matters. The ratification of independent auditors is currently considered to be a routine matter. On this matter, your broker, bank or other holder of record can:

•	Vote your street-name shares even though you have not provided voting instructions; or

•	Choose not to vote your shares.

The other matters you are being asked to vote on are not routine and cannot be voted by your broker, bank or other holder of record without your instructions. When a broker, bank or other holder of record is unable to vote shares for this reason, it is called a “broker non-vote.”

Q:	How do I vote if I am a participant in one of the Company’s 401(k) Plans?

A:	If you are a participant in either The Hershey Company 401(k) Plan or The Hershey Company Puerto Rico 401(k) Plan, you may have certain voting rights with respect to shares of our Common Stock credited to your account in the plan. You do not own these shares. They are owned by the plan trustee.

Each of the plans provides you with voting rights based on the number of shares of Common Stock that were constructively invested in your plan account as of the close of business on the Record Date. We originally contributed these shares to the plan on your behalf as matching or supplemental retirement contributions. You may vote these shares in much the same way as registered stockholders vote their shares, but you have an earlier deadline. Your vote must be received by the plan trustee by 11:59 p.m. EDT on April 29, 2016. You may vote these shares by following the instructions provided on the Notice of Internet Availability of Proxy Materials and on the voter website, www.proxyvote.com. If you requested a paper copy of the proxy materials, you also may vote by mail by signing, dating and returning the proxy/voting instruction card included with those materials.

The plan trustee will submit one proxy to vote all shares of Common Stock in the plan. The trustee will vote the shares of Common Stock credited to participants submitting voting instructions in accordance with their instructions and will vote the shares of Common Stock in the plan for which no voting instructions were received in the same proportion as the final votes of all participants who actually voted. Please note that if you do not submit voting instructions for the shares of Common Stock in your account by the voting deadline, those shares will be included with the other undirected shares and voted by the trustee as described above. Because the trustee submits one proxy to vote all shares of Common Stock in the plan, you may not vote plan shares in person at the Annual Meeting.

Q:	How do I vote my shares in the Company’s Automatic Dividend Reinvestment Service Plan?

A:	Computershare, our transfer agent, has arranged for any shares that you hold in the Automatic Dividend Reinvestment Service Plan to be included in the total registered shares of Common Stock shown on the Notice of Internet Availability of Proxy Materials or proxy card we have provided you. By voting these shares, you also will be voting your shares in the Automatic Dividend Reinvestment Service Plan.

Q:	What does it mean if I received more than one Notice of Internet Availability of Proxy Materials or proxy card?

A:	You probably have multiple accounts with us and/or brokers, banks or other holders of record. You should vote all of the shares represented by these Notices/proxy cards. Certain brokers, banks and other holders of record have procedures in place to discontinue duplicate mailings upon a stockholder’s request. You should contact your broker, bank or other holder of record for more information. Additionally, Computershare can assist you if you want to consolidate multiple registered accounts existing in your name. To contact Computershare, write to P.O. Box 30170, College Station, Texas 77842-3170; or for overnight delivery, to Computershare, 211 Quality Circle, Suite 210, College Station, Texas 77845; or call:

•	(800) 851-4216 Domestic Holders

•	(201) 680-6578 Foreign Holders

•	(800) 952-9245 Domestic TDD line for hearing impaired

•	(312) 588-4110 Foreign TDD line for hearing impaired

Q:	How many shares must be present to conduct business at the Annual Meeting?

A:	To carry on the business of the Annual Meeting, a minimum number of shares, constituting a quorum, must be present, either in person or by proxy.

On most matters, the votes of the holders of the Common Stock and Class B Common Stock are counted together. However, there are some matters that must be voted on only by the holders of one class of stock. We will have a quorum for all matters to be voted on at the Annual Meeting if the following number of votes is present, in person or by proxy:

•	For any matter requiring the vote of the Common Stock voting separately: a majority of the votes of the Common Stock outstanding on the Record Date.

•	For any matter requiring the vote of the Class B Common Stock voting separately: a majority of the votes of the Class B Common Stock outstanding on the Record Date.

•

For any matter requiring the vote of the Common Stock and Class B Common Stock voting together without regard to class: a majority of the votes of the Common Stock and Class B Common Stock outstanding on the Record Date.

It is possible that we could have a quorum for certain items of business to be voted on at the Annual Meeting and not have a quorum for other matters. If that occurs, we will proceed with a vote only on the matters for which a quorum is present.

Q:	What vote is required to approve each proposal?

A:	Assuming that a quorum is present:

•

Proposal No. 1: Election of Directors – the two nominees to be elected by holders of our Common Stock voting separately as a class who receive the greatest number of votes cast “FOR,” and the nine nominees to be elected by holders of our Common Stock and Class B Common Stock voting together who receive the greatest number of votes cast “FOR,” will be elected as directors.

•

Proposal No. 2: Ratification of the Appointment of KPMG LLP as Independent Auditors – the affirmative vote of the holders of at least a majority of the shares of Common Stock and Class B Common Stock (voting together as a class) represented at the Annual Meeting.

•

Proposal No. 3: Approval of Named Executive Officer Compensation on a Non-binding Advisory Basis – the affirmative vote of the holders of at least a majority of the shares of Common Stock and Class B Common Stock (voting together as a class) represented at the Annual Meeting.

•

Proposal No. 4: Re-approval of the Material Terms of the Performance Criteria under The Hershey Company Equity and Incentive Compensation Plan – the affirmative vote of the holders of at least a majority of the shares of Common Stock and Class B Common Stock (voting together as a class) represented at the Annual Meeting.

•

Proposal No. 5: Stockholder Proposal Entitled “Report on Use of Nanomaterials”– the affirmative vote of the holders of at least a majority of the shares of Common Stock and Class B Common Stock (voting together as a class) represented at the Annual Meeting.

Q:	Are abstentions and broker non-votes counted in the vote totals?

A:	Abstentions are counted as being present and entitled to vote in determining whether a quorum is present. Shares as to which broker non-votes exist will be counted as present and entitled to vote in determining whether a quorum is present for any matter requiring the vote of the Common Stock and Class B Common Stock voting together as a class, but they will not be counted as present and entitled to vote in determining whether a quorum is present for any matter requiring the vote of the Common Stock or Class B Common Stock voting separately as a class.

If you mark or vote “abstain” on any of Proposal Nos. 2-5, the abstention will have the effect of being counted as a vote “AGAINST” the proposal. Broker non-votes with respect to Proposal Nos. 1-5 are not included in vote totals and will not affect the outcome of the vote on those proposals.

Q:	Who will pay the cost of soliciting votes for the Annual Meeting?

A:	We will pay the cost of preparing, assembling and furnishing proxy solicitation and other required Annual Meeting materials. We do not use a third-party solicitor. It is possible that our directors, officers and employees might solicit proxies by mail, telephone, telefax, electronically over the Internet or by personal contact, without receiving additional compensation. We will reimburse brokers, banks and other nominees, fiduciaries and custodians who nominally hold shares of our stock as of the Record Date for the reasonable costs they incur furnishing proxy solicitation and other required Annual Meeting materials to street-name holders who beneficially own those shares on the Record Date.

CORPORATE GOVERNANCE

We have a long-standing commitment to good corporate governance practices. Our corporate governance policies and other documents establish the high standards of professional and personal conduct we expect of our Board, members of senior management and all employees, and promote compliance with various financial, ethical, legal and other obligations and responsibilities.

The business activities of the Company are carried out by our employees under the direction and supervision of our Chairman of the Board, President and Chief Executive Officer (“CEO”). The Board is responsible for overseeing these activities. In doing so, each director is required to use his or her business judgment in the best interests of the Company. The Board’s responsibilities include:

•	Reviewing the Company’s performance, strategies and major decisions;

•	Overseeing the Company’s compliance with legal and regulatory requirements and the integrity of its financial statements;

•	Overseeing the Company’s policies and practices for identifying, managing and mitigating key enterprise risks;

•	Overseeing management, including reviewing the CEO’s performance and succession planning for key management roles; and

•	Overseeing executive and director compensation, and our compensation program and policies.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that, along with the charters of the Board committees, provide the basic framework for the Board’s operation and role in the governance of the Company. The guidelines include the Board’s policies regarding director independence, qualifications and responsibilities, access to management and outside advisors, compensation, continuing education, oversight of management succession and stockholding requirements. They also provide a process for directors to annually evaluate the performance of the Board.

The Governance Committee is responsible for overseeing and reviewing the Board’s Corporate Governance Guidelines at least annually and recommending any proposed changes to the Board for approval. The Corporate Governance Guidelines are available on the Investors section of our website at www.thehersheycompany.com.

Code of Ethical Business Conduct

The Board has adopted a Code of Ethical Business Conduct (the “Code”) that applies to all of our directors, officers and employees worldwide. Adherence to this Code assures that our directors, officers and employees are held to the highest standards of integrity. The Code covers areas such as conflicts of interest, insider trading and compliance with laws and regulations. The Audit Committee oversees the Company’s communication of, and compliance with, the Code. The Code, including amendments thereto or waivers granted to a director or officer, if any, can be viewed on the Investors section of our website at www.thehersheycompany.com.

Stockholder and Interested Party Communications with Directors

Stockholders and other interested parties may communicate with our directors in several ways. Communications regarding accounting, internal accounting controls or auditing matters may be emailed to the Audit Committee at auditcommittee@hersheys.com or addressed to the Audit Committee at the following address:

Audit Committee

c/o Corporate Secretary

The Hershey Company

100 Crystal A Drive

P.O. Box 810

Hershey, PA 17033-0810

Stockholders and other interested parties also can submit comments, confidentially and anonymously if desired, to the Audit Committee by calling the Hershey Concern Line at (800) 362-8321 or by accessing the Hershey Concern Line website at www.HersheysConcern.com.

Stockholders and other interested parties may contact any of the independent directors, including the Lead Independent Director, as well as the independent directors as a group, by writing to the specified party at the address set forth above or by emailing the independent directors (or a specific independent director, including the Lead Independent Director) at independentdirectors@hersheys.com. Stockholders and other interested parties may also contact any of the independent directors using the Hershey Concern Line telephone number or website noted above.

Communications to the Audit Committee, any of the independent directors and the Hershey Concern Line are processed by the Office of General Counsel. The Office of General Counsel reviews and summarizes these communications and provides reports to the applicable party on a periodic basis. Communications regarding any accounting, internal control or auditing matter are reported immediately to the Audit Committee, as are allegations about our officers. The Audit Committee will address communications from any interested party in accordance with our Board-approved Procedures for Submission and Handling of Complaints Regarding Compliance Matters, which are available for viewing on the Investors section of our website at www.thehersheycompany.com. Solicitations, junk mail and obviously frivolous or inappropriate communications are not forwarded to the Audit Committee or the independent directors, but copies are retained and made available to any director who wishes to review them.

Director Independence

The Board, in consultation with the Governance Committee, determines which of our directors are independent. The Board has adopted categorical standards for independence that the Board uses in determining which directors are independent. The Board bases its determination of independence for each director on the more stringent independence standards applicable to Audit Committee members regardless of whether such director serves on the Audit Committee. These standards are contained in the Board’s Corporate Governance Guidelines.

Applying these categorical standards for independence, as well as the independence requirements set forth in the listing standards of the New York Stock Exchange (the “NYSE Rules”) and the rules and regulations of the Securities and Exchange Commission (“SEC”), the Board determined that the following directors recommended for election at the Annual Meeting are independent: Pamela M. Arway, Robert F. Cavanaugh, Charles A. Davis, Mary Kay Haben, Robert M. Malcolm, James M. Mead, James E. Nevels, Anthony J. Palmer, Thomas J. Ridge and David L. Shedlarz. The Board determined that John P. Bilbrey is not independent because he is an executive officer of the Company.

In making its independence determinations, the Board, in consultation with the Governance Committee, reviewed the direct and indirect relationships between each director and the Company and its subsidiaries, as well as the compensation and other payments each director received from or made to the Company and its subsidiaries.

In making its independence determinations with respect to Messrs. Cavanaugh, Mead and Nevels, the Board considered each of their roles as independent members of the board of directors of Hershey Trust Company and the board of managers (governing body) of Milton Hershey School, as well as certain transactions the Company had or may have with these entities.

Hershey Trust Company, as trustee for the trust established by Milton S. and Catherine S. Hershey that has as its sole beneficiary Milton Hershey School (such trust, the “Milton Hershey School Trust”), is our controlling stockholder. Hershey Trust Company is in turn owned by the Milton Hershey School Trust. As such, Hershey Trust Company, Milton Hershey School, the Milton Hershey School Trust and companies owned by the Milton Hershey School Trust are considered affiliates of the Company under SEC rules. During 2015, we had a number of transactions with Hershey Trust Company, Milton Hershey School and companies owned by the Milton Hershey School Trust involving the purchase and sale of goods and services in the ordinary course of business and the leasing of real estate at market rates. We have outlined these transactions in greater detail in the section entitled “Certain Transactions and Relationships,” beginning on page 91. We have provided information about Company stock owned by Hershey Trust Company, as trustee for the Milton Hershey School Trust, and by Hershey Trust Company for its own investment purposes beginning on page 36.

Messrs. Cavanaugh, Mead and Nevels do not receive any compensation from The Hershey Company, from Hershey Trust Company or from Milton Hershey School other than compensation they receive or will receive in the ordinary course as members of the board of directors or board of managers of each of those entities. In addition, Messrs. Cavanaugh, Mead and Nevels do not participate in Board decisions in connection with the Company’s transactions with Hershey Trust Company, Milton Hershey School and companies owned by the Milton Hershey School Trust. The Board therefore concluded that the positions Messrs. Cavanaugh, Mead and Nevels have as members of the board of directors of Hershey Trust Company and the board of managers of Milton Hershey School do not impact their independence.

Director Nominations

The Governance Committee is responsible for identifying and recommending to the Board candidates for Board membership. As our controlling stockholder, Hershey Trust Company, as trustee for the Milton Hershey School Trust, also may from time to time recommend to the Governance Committee, or elect outright, individuals to serve on our Board.

In administering its responsibilities, the Governance Committee has not adopted formal selection procedures, but instead utilizes general guidelines that allow it to adjust the selection process to best satisfy the objectives established for any director search. The Governance Committee considers director candidates recommended by any reasonable source, including current directors, management, stockholders (including Hershey Trust Company, as trustee for the Milton Hershey School Trust) and other sources. The Governance Committee evaluates all director candidates in the same manner, regardless of the source of the recommendation. The Governance Committee has established a policy that it will not recommend a candidate to the full Board until all members of the Governance Committee have interviewed and approved the candidate for nomination.

Occasionally, the Governance Committee engages a paid third-party consultant to assist in identifying and evaluating director candidates. The Governance Committee has sole authority under its charter to retain, compensate and terminate these consultants. No such third-party consultants were engaged by the Governance Committee in 2015.

Stockholders desiring to recommend or nominate a director candidate must comply with certain procedures. If you are a stockholder and desire to nominate a director candidate at the 2017 Annual Meeting of Stockholders of the Company, you must comply with the procedures for nomination set forth in the section entitled “Information Regarding the 2017 Annual Meeting of Stockholders,” beginning on page 93. Stockholders who do not intend to nominate a director at an annual meeting may recommend a director candidate to the Governance Committee for consideration at any time. Stockholders desiring to do so must submit their recommendation in writing to The Hershey Company, c/o Corporate Secretary, 100 Crystal A Drive, Hershey, Pennsylvania 17033-0810, and include in the submission all of the information that would be required if the stockholder nominated the candidate at an annual meeting. The Governance Committee may require the nominating stockholder to submit additional information before considering the candidate.

There were no changes to the procedures relating to stockholder nominations during 2015, and there have been no changes to such procedures to date in 2016. These procedural requirements are intended to ensure the Governance Committee has sufficient time and a basis on which to assess potential director candidates and are not intended to discourage or interfere with appropriate stockholder nominations. The Governance Committee does not believe that these procedural requirements subject any stockholder or proposed nominee to unreasonable burdens. The Governance Committee and the Board reserve the right to change the procedural requirements from time to time and/or to waive some or all of the requirements with respect to certain nominees, but any such waiver shall not preclude the Governance Committee from insisting upon compliance with any and all of the above requirements by any other recommending stockholder or proposed nominees.

THE BOARD OF DIRECTORS

General Oversight

The Board has general oversight responsibility for the Company’s affairs. Although the Board does not have responsibility for day-to-day management of the Company, Board members stay informed about the Company’s business through regular meetings, site visits and other periodic interactions with management. The Board is deeply involved in the Company’s strategic planning process. The Board also plays an important oversight role in the Company’s leadership development and succession planning processes.

Composition

The Board is currently comprised of 11 members, each serving a one-year term that expires at the Annual Meeting. Ten of the 11 director nominees are considered independent under the NYSE Rules and the Board’s Corporate Governance Guidelines.

Leadership Structure

The Company’s governance documents provide the Board with flexibility to select the leadership structure that is most appropriate for the Company and its stockholders. The Board regularly evaluates its governance structure and has concluded that the Company and its stockholders are best served by not having a formal policy regarding whether the same individual should serve as both Chairman of the Board and CEO. This approach allows the Board to exercise its business judgment in determining the most appropriate leadership structure in light of the current facts and circumstances facing the Company, including the composition and tenure of the Board, the tenure of the CEO, the strength of the Company’s management team, the Company’s recent financial performance, the Company’s current strategic plan, and the current economic environment, among other factors.

At the beginning of 2015, the roles of Chairman of the Board and CEO were held by separate individuals, with John P. Bilbrey serving as CEO and James E. Nevels serving as Chairman of the Board. As part of its regular evaluation of the Board’s leadership structure during the first quarter of 2015, the Board determined that the interests of the Company and its stockholders would best be served by combining the roles of Chairman of the Board and CEO in a single individual. Accordingly, effective April 2, 2015, the Board elected Mr. Bilbrey to serve as Chairman of the Board, in addition to his responsibilities as President and CEO.

Several factors led to the Board’s decision:

•

Mr. Bilbrey has served as the Company’s CEO and a member of the Board for nearly five years. During that time, he has developed a strong working relationship between the Board and management and has cultivated a high level of trust with the Board. He also has a deep understanding of Board governance and operations, having worked closely with the Chairman of the Board to develop meeting topics, set meeting schedules and agendas, and ensure efficient communications among the directors.

•

Having served as an executive in numerous positions with the Company for more than a dozen years, Mr. Bilbrey has an unparalleled knowledge of the Company and its products, which the Board believes puts him in the best position to lead the Board through the strategic business issues facing the Company. During his tenure as CEO, Mr. Bilbrey has proven his ability to drive business strategy and operational excellence. The Board believes that providing Mr. Bilbrey with an opportunity to leverage these skills as Chairman of the Board provides the Company with a significant competitive advantage in the current marketplace.

•

The Board believes that combining the roles of Chairman of the Board and CEO promotes decisive, unified leadership, which will enable the Company to make rapid strategic decisions in the face of increasing competition and shifting market opportunities.

In making its decision to combine the roles of Chairman of the Board and CEO, the Board also recognized the importance of strong independent Board leadership. For that reason, on April 1, 2015, the Board amended the Company’s by-laws and the Board’s Corporate Governance Guidelines to establish the position and responsibilities of Lead Independent Director. Effective April 2, 2015, the Board elected Mr. Nevels to serve as the Lead Independent Director. Having previously served as Chairman of the Board since February 2009, Mr. Nevels’s service as Lead Independent Director helps ensure continuity of Board leadership and effective communication between the Chairman of the Board and the independent directors.

Under the terms of the Board’s Corporate Governance Guidelines, the Lead Independent Director’s responsibilities include the following:

•	In the absence of the Chairman of the Board, presiding at all Board and stockholder meetings;

•	Calling meetings of the independent directors of the Board, in addition to the executive sessions of independent directors held after each Board meeting;

•	Establishing the agenda and presiding at all executive sessions and other meetings of the independent directors of the Board;

•	Communicating with the independent directors of the Board between meetings as necessary or appropriate;

•

Serving as a liaison between the Chairman of the Board and the independent directors, ensuring independent director consensus is communicated to the Chairman of the Board, and communicating the results of meetings of the independent directors to the Chairman of the Board and other members of management, as appropriate;

•	Approving Board meeting agendas and schedules to assure there is sufficient time for discussion of all agenda items;

•	Approving Board meeting materials and other information sent to the Board;

•	Evaluating the quality and timeliness of information sent to the Board by the CEO and other members of management;

•	Assisting the Chairman of the Board on matters of Board succession planning and crisis management;

•	Overseeing the evaluation of the CEO;

•	Assisting the chair of the Governance Committee with Board and individual director evaluations; and

•	Being available for consultation and direct communication at the request of major stockholders.

The Board has determined that Mr. Nevels is an independent member of the Board under the NYSE Rules and the Board’s Corporate Governance Guidelines.

In addition to the Lead Independent Director role, the Board has established five standing committees to assist with its oversight responsibilities: (1) Audit Committee; (2) Compensation and Executive Organization Committee (“Compensation Committee”); (3) Finance and Risk Management Committee; (4) Governance Committee; and (5) Executive Committee. Each of the Audit Committee, the Compensation Committee, the Finance and Risk Management Committee, and the Governance Committee is comprised entirely of independent directors. Finally, three of the Board’s current 11 directors are direct representatives of the Company’s largest stockholder. The composition of our Board helps to ensure that boardroom discussions reflect the views of management, our independent directors and our stockholders.

Board Role in Risk Oversight

Our Board takes an active role in risk oversight. While management is responsible for identifying, evaluating, managing and mitigating the Company’s exposure to risk, it is the Board’s responsibility to oversee the Company’s risk management process and to ensure that management is taking appropriate action to identify, manage and mitigate key risks. The Board administers its risk oversight responsibilities both through active review and discussion of key risks facing the Company and by delegating certain risk oversight responsibilities to committees for further consideration and evaluation.

In August 2009, the Board established the Finance and Risk Management Committee. This committee was established, in part, to enhance the Board’s oversight of how senior management manages the material risks facing the Company.

The following table summarizes the role of the Board and each of its committees in overseeing risk:

Governing Body	Role in Risk Oversight
Board

•   Regularly reviews and evaluates the Company’s strategic plans and associated risks.

•   Oversees the Company’s enterprise risk management (“ERM”) framework and the overall ERM process.

•   Conducts annual succession plan reviews to ensure the Company maintains appropriate succession plans for members of senior management.

Audit Committee

•   Oversees compliance with legal and regulatory requirements and the Company’s Code of Ethical Business Conduct.

•   Oversees risks relating to key accounting policies.

•   Reviews internal controls with the Principal Financial Officer, Principal Accounting Officer, and internal auditors.

•   Meets regularly with representatives of the Company’s independent auditors.

Compensation and Executive Organization Committee

•   Oversees risks relating to the Company’s compensation program and policies.

•   Oversees the process for conducting annual risk assessments of the Company’s compensation policies and practices.

•   Employs independent compensation consultants to assist in reviewing the Company’s compensation program, including the potential risks created by such program.

•   Oversees the Company’s succession planning and talent processes and programs.

Finance and Risk Management Committee

•   Reviews enterprise-level and other key risks identified through the Company’s ERM process as well as management’s plans to mitigate those risks.

•   Oversees key financial risks.

•   Oversees and approves proposed merger and acquisition activities and related risks.

•   Chair meets at least annually with the Audit Committee to discuss the Company’s risk management programs.

Governance Committee

•   Oversees risks relating to the Company’s governance structure and other corporate governance matters and processes.

•   Oversees compliance with key corporate governance documents, including the Corporate Governance Guidelines and the Insider Trading Policy.

Executive Committee

•   Reviews and approves, through a special committee of independent directors on the Executive Committee, any related party transactions between the Company and entities affiliated with the Company and certain of its directors.

The decision to administer the Board’s oversight responsibilities in this manner has a key effect on the Board’s leadership and committee structure, described in more detail above. The Board believes that its structure – including a strong Lead Independent Director, 10 of 11 independent directors and key committees comprised entirely of independent directors – helps to ensure that key strategic decisions made by senior management, up to and including the CEO, are reviewed and overseen by independent directors of the Board.

Experiences, Skills and Qualifications

The Governance Committee works with the Board to determine the appropriate characteristics, skills and experiences that should be possessed by the Board as a whole as well as its individual members. While the Governance Committee has not established minimum criteria for director candidates, in general the Board seeks individuals with skills and backgrounds that will complement those of other directors and maximize the diversity and effectiveness of the Board as a whole.

In addition, the Board’s Corporate Governance Guidelines describe the general experiences, qualifications, attributes and skills sought by the Board of any director nominee, including:

•	Integrity;

•	Judgment;

•	Skill;

•	Diversity;

•	The ability to express informed, useful and constructive views;

•	Experience with businesses and other organizations of comparable size;

•	The ability to commit the time necessary to learn our business and to prepare for and participate actively in committee meetings and in Board meetings;

•	Experience and how it relates to the experience of the other Board members; and

•	Overall desirability as an addition to the Board and its committees.

The Board seeks individuals with knowledge and experience in such disciplines as finance, international business, marketing, mergers and acquisitions, supply chain management, information technology, human resources and consumer products. The Board also seeks individuals who bring unique and varied perspectives and life experiences to the Board. As such, the Governance Committee assists the Board by recommending prospective director candidates who will enhance the overall diversity of the Board. The Board views diversity broadly, taking into consideration the age, professional experience, race, education, gender and other attributes of its members.

In addition to evaluating new director candidates, the Governance Committee regularly assesses the composition of the Board in order to ensure it reflects an appropriate balance of knowledge, skills, expertise, diversity and independence. As part of this assessment, each director is asked to identify and assess the particular experiences, skills and other attributes that qualify him or her to serve as a member of the Board. Based on the most recent assessment of the Board’s composition completed in February 2016, the Governance Committee and the Board have determined that, in light of the Company’s current business structure and strategies, the Board has an appropriate mix of director experiences, skills, qualifications and backgrounds.

A description of the most relevant experiences, skills, attributes and qualifications that qualify each director nominee to serve as a member of the Board is included in his or her biography.

MEETINGS AND COMMITTEES OF THE BOARD

Meetings of the Board of Directors and Director Attendance at Annual Meeting

The Board held 10 meetings in 2015. Each director attended at least 90% of all of the meetings of the Board and committees of the Board on which he or she served in 2015. Average attendance for all of these meetings equaled 97%.

In addition, the independent directors meet regularly in executive session at every Board meeting and at other times as the independent directors deem necessary. These meetings allow the independent directors to discuss important issues, including the business and affairs of the Company as well as matters concerning management, without any member of management present. Each executive session is chaired by Mr. Nevels, the Lead Independent Director. In the absence of the Lead Independent Director, executive sessions are chaired by an independent director assigned on a rotating basis. Members of the Audit Committee, Compensation Committee, Finance and Risk Management Committee, and Governance Committee also meet regularly in executive session.

Directors are expected to attend our annual meetings of stockholders. All 11 directors that were standing for election at the 2015 Annual Meeting of Stockholders of the Company attended that meeting.

Committees of the Board

The Board has established five standing committees. Membership on each of these committees, as of March 7, 2016, is shown in the following chart:

Name	Audit	Compensation and Executive Organization	Finance and Risk Management	Governance	Executive
Pamela M. Arway				Chair
John P. Bilbrey					Chair
Robert F. Cavanaugh
Charles A. Davis	Chair
Mary Kay Haben
Robert M. Malcolm
James M. Mead		Chair
James E. Nevels		*	*
Anthony J. Palmer
Thomas J. Ridge
David L. Shedlarz			Chair

Committee Member
*	Ex-Officio

All directors, including committee chairs, served on the respective committees listed above throughout 2015, except as follows:

•	Mr. Cavanaugh served as chair of the Compensation Committee and as a member of the Executive Committee throughout 2015.

•	Mr. Mead served as a member of the Governance Committee throughout 2015. He was added as chair of the Compensation Committee and as a member of the Executive Committee effective January 1, 2016.

•	Ms. Haben was added as a member of the Governance Committee effective January 1, 2016.

•	Mr. Bilbrey was added as chair of the Executive Committee concurrent with his election as Chairman of the Board on April 2, 2015.

•	Mr. Nevels was added as an ex-officio member of the Compensation Committee and the Finance and Risk Management Committee concurrent with his election as Lead Independent Director on April 2, 2015.

The Board’s Corporate Governance Guidelines require that every member of the Audit Committee, Compensation Committee, Finance and Risk Management Committee, and Governance Committee be independent.

The Board may also from time to time establish committees of limited duration for a special purpose. No such committees were established in 2015.

The table below identifies the number of meetings held by each committee in 2015, provides a brief description of the duties and responsibilities of each committee, and provides general information regarding the location of each committee’s charter:

Committee	Audit
Meetings	9
Duties and Responsibilities

•   Oversee the Company’s financial reporting processes and the integrity of the Company’s financial statements.

•   Oversee the Company’s compliance with legal and regulatory requirements.

•   Oversee the performance of the Company’s independent auditors and the internal audit function.

•   Approve all audit and non-audit services and fees.

•   Oversee (in consultation with the Finance and Risk Management Committee) the Company’s risk management processes and policies.

•   Review the adequacy of internal controls.

•   Review and discuss with management Quarterly Reports on Form 10-Q and Annual Report on Form 10-K prior to filing with the SEC.

•   Review and discuss with management earnings releases.

•   Administer the Company’s Procedures for Submission and Handling of Complaints Regarding Compliance Matters.

General Information

•   The Board has determined that all directors on the Audit Committee are financially literate. The Board has also determined that Messrs. Davis, Mead and Nevels qualify as “audit committee financial experts” as defined in SEC regulations and that each has accounting or related financial management expertise.

•   Charter can be viewed on the Investors section of our website at www.thehersheycompany.com.

•   Charter prohibits any member of the Audit Committee from serving on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of the director to effectively serve on the Committee.

•   Audit Committee Report begins on page 38.

Committee	Compensation and Executive Organization
Meetings	12
Duties and Responsibilities

•   Establish executive officer compensation (other than CEO compensation) and oversee the compensation program and policies for all executive officers.

•   Evaluate the performance of the CEO and make recommendations to the independent directors of the Board regarding CEO compensation.

•   Review and recommend to the Board the form and amount of director compensation.

•   Make equity grants under and administer the Company’s Equity and Incentive Compensation Plan (the “EICP”).

•   Establish target award levels and make awards under the annual cash incentive component of the EICP.

•   Monitor executive compensation arrangements for consistency with corporate objectives and stockholders’ interests.

•   Review the executive organization of the Company.

•   Monitor the development of personnel available to fill key executive positions as part of the succession planning process.

General Information	• Charter can be viewed on the Investors section of our website at www.thehersheycompany.com. • Compensation Committee Report begins on page 60.

Committee	Finance and Risk Management
Meetings	7
Duties and Responsibilities

•   Oversee management of the Company’s assets, liabilities and risks.

•   Review and make recommendations regarding capital projects, acquisitions and dispositions of assets and changes in capital structure.

•   Review the annual budget and monitor performance against operational plans.

•   Recommend to the Board the terms of the Company’s principal banking relationships, credit facilities and commercial paper programs.

•   Oversee (in consultation with the Audit Committee) the Company’s risk management processes and policies.

General Information	• Charter can be viewed on the Investors section of our website at www.thehersheycompany.com.

Committee	Governance
Meetings	4
Duties and Responsibilities

•   Review and make recommendations on the composition of the Board and its committees.

•   Identify, evaluate and recommend candidates for election to the Board consistent with the Board’s membership qualifications.

•   Review and make recommendations to the Board on corporate governance matters and policies, including the Board’s Corporate Governance Guidelines.

•   Administer the Company’s Related Person Transaction Policy as directed by the Board.

•   Evaluate the performance of the Board, its independent committees and each director.

General Information	• Charter can be viewed on the Investors section of our website at www.thehersheycompany.com.

Committee	Executive
Meetings	0
Duties and Responsibilities

•   Manage the business and affairs of the Company, to the extent permitted by the Delaware General Corporation Law, when the Board is not in session.

•   Review and approve, through a subcommittee consisting of the independent directors on the Executive Committee who are not affiliated with Hershey Trust Company, Hershey Entertainment & Resorts Company and/or Milton Hershey School, or any of their affiliates, any transaction not in the ordinary course of business between the Company and any of these entities, unless otherwise provided by the Board or the Corporate Governance Guidelines.

•   Currently, the Corporate Governance Guidelines provide that, unless directed otherwise by the independent members of the Board who have no affiliation with any of the above entities, such transactions will be reviewed and approved in advance by a special committee consisting of the directors elected by the holders of our Common Stock voting separately, and only in the absence of such directors will the subcommittee of the Executive Committee approve such transactions.

General Information

•   Charter can be viewed on the Investors section of our website at www.thehersheycompany.com.

•   For more information regarding the review, approval or ratification of related-party transactions, please refer to the section entitled “Certain Transactions and Relationships” beginning on page 91.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

✓	The Board of Directors unanimously recommends that stockholders vote FOR each of the nominees for director at the 2016 Annual Meeting

The first proposal to be voted on at the Annual Meeting is the election of 11 directors. If elected, the directors will hold office until the 2017 Annual Meeting of Stockholders of the Company or until their successors are elected and qualified.

Election Procedures

We have two classes of common stock outstanding: Common Stock and Class B Common Stock. Under our certificate of incorporation and by-laws:

•

One-sixth of the total number of our directors (which equates presently to two directors) will be elected by the holders of our Common Stock voting separately as a class. For the 2016 Annual Meeting, the Board has nominated Robert M. Malcolm and Anthony J. Palmer for election by the holders of our Common Stock voting separately as a class.

•	The remaining nine directors will be elected by the holders of our Common Stock and Class B Common Stock voting together without regard to class.

With respect to the nominees to be elected by the holders of the Common Stock and the Class B Common Stock voting together, the nine nominees receiving the greatest number of votes of the Common Stock and Class B Common Stock will be elected as directors. With respect to the nominees to be elected by the holders of the Common Stock voting separately as a class, the two nominees receiving the greatest number of votes of the Common Stock will be elected as directors.

The Board’s Corporate Governance Guidelines provide that directors will generally not be nominated for re-election after their 72nd birthday. All of the directors standing for election at the 2016 Annual Meeting satisfied the applicable age requirement at the time of their nomination.

All nominees for election as director have indicated their willingness to serve if elected. If a nominee becomes unavailable for election for any reason, the proxies will have discretionary authority to vote for a substitute.

Nominees for Director

The Board unanimously recommends the following nominees for election at the 2016 Annual Meeting, each of whom is currently a member of the Board. These nominees were recommended to the Board by the Governance Committee. In making its recommendation, the Governance Committee considered the experience, qualifications, attributes and skills of each nominee, as well as each director’s past performance on our Board, as reflected in the Governance Committee’s annual evaluation of Board and individual director performance. This evaluation considers, among other things, each director’s individual contributions to the Board, the director’s ability to work collaboratively with other directors and the effectiveness of the Board as a whole.

On the following pages, we provide certain biographical information about each nominee for director, as well as information regarding the nominee’s specific experience, qualifications, attributes and skills that qualify him or her to serve as a director and as a member of the committee(s) of the Board on which the nominee serves.

PAMELA M. ARWAY Committees: Governance (Chair) Audit Executive Director since May 2010 Age 62

Experience and Qualifications

•   Formerly served in a number of capacities with the American Express Company, Inc., a global payments, network and travel company, and its subsidiaries:

¡    President, Japan/Asia Pacific/Australia Region, American Express International, Inc. (October 2005 to January 2008)

¡    Chief Executive Officer, American Express Australia Ltd. (December 2004 to October 2005)

¡    Executive Vice President and General Manager, Corporate Travel North America, American Express Company, Inc. (July 2000 to December 2004)

Throughout her 21-year career with American Express Company, Inc., Ms. Arway gained experience in the areas of finance, marketing, international business, government affairs, consumer products and human resources. She is a significant contributor to the Board in each of these areas.

Public and Other Key Directorships

•   Iron Mountain Incorporated (May 2014 to present)

•   DaVita HealthCare Partners, Inc. (July 2009 to present)

Education

•   Bachelor’s degree in languages from Memorial University of Newfoundland

•   Masters of Business Administration degree from Queen’s University, Kingston, Ontario, Canada

JOHN P. BILBREY Committees: Executive (Chair) Chairman since April 2015 Director since June 2011 Age 59

Experience and Qualifications

•   Chairman of the Board, President and Chief Executive Officer of The Hershey Company (April 2015 to present):

¡    President and Chief Executive Officer (May 2011 to April 2015)

¡    Executive Vice President, Chief Operating Officer (November 2010 to May 2011)

¡    Senior Vice President, President Hershey North America (December 2007 to November 2010)

¡    Senior Vice President, President International Commercial Group (November 2005 to December 2007)

¡    Senior Vice President, President Hershey International (November 2003 to November 2005)

•   Various executive positions at Mission Foods and Danone Waters of North America, Inc.

•   22-year career at The Procter & Gamble Company, serving in positions of increasing responsibility in the United States as well as numerous international assignments

As our President and Chief Executive Officer, Mr. Bilbrey is responsible for day-to-day global operations and commercial activities and has a thorough and comprehensive knowledge of all aspects of the Company’s business. He has extensive experience in the consumer packaged goods and fast-moving consumer goods categories in the United States and international markets and has the benefit of having served as both a Chief Executive Officer and Chief Operating Officer of the Company. His leadership within the Company, as well as his extensive industry and international experience, make Mr. Bilbrey a key contributor to the Board on a wide range of issues. As Chairman, his leadership in the boardroom also ensures efficient communication between the Board and Company management.

Public and Other Key Directorships

•   Colgate-Palmolive Company (March 2015 to present)

•   Former director of McCormick & Company, Incorporated (November 2005 to May 2015)

Education

•   Bachelor’s degree in psychology from Kansas State University

ROBERT F. CAVANAUGH Committees: Finance and Risk Management Governance Director since October 2003 Age 57

Experience and Qualifications

•  Director of Hershey Trust Company; member of the board of managers of Milton Hershey School:

¡     Chairman of both organizations (2012 to 2015)

•  Chief Executive Officer of ValueRock Investment Partners, an owner/operator of retail real estate properties located throughout the western United States (January 2013 to February 2014)

•  Chief Investment Officer of Vestar Development Company, a privately held retail real estate operating company in the western United States (October 2011 to January 2013)

•  Managing Director of DLJ Real Estate Capital Partners, a global real estate private equity firm (October 1999 to October 2011)

•  Various positions with Deutsche Bank Securities; Goldman, Sachs & Co.; and LaSalle Partners

One of three representatives of Hershey Trust Company and Milton Hershey School serving on our Board, Mr. Cavanaugh, a 1977 graduate of Milton Hershey School, brings unique perspectives to our Board not only as a representative of our largest stockholder, but also of the school that is its sole beneficiary. He also brings experience in investment banking, finance, real estate and risk management.

Education

•  Bachelor’s degree, cum laude, in economics from the Wharton School of the University of Pennsylvania

•  Masters of Business Administration degree from Harvard Business School, where he earned academic honors

CHARLES A. DAVIS Committees: Audit (Chair) Executive Director since November 2007 Age 67

Experience and Qualifications

•  Chief Executive Officer of Stone Point Capital LLC, a global private equity firm (June 2005 to present)

•  MMC Capital, Inc., the private equity business of Marsh & McLennan Companies, Inc.:

¡    Chairman (January 2002 to May 2005)

¡     Chief Executive Officer (January 1999 to May 2005)

¡     President (April 1998 to December 2002)

•  Vice Chairman of Marsh & McLennan Companies, Inc., a global professional services firm (September 1999 to May 2005)

•  Spent 23 years at Goldman, Sachs & Co. where he served as head of Investment Banking Services worldwide, co-head of the Americas Group, head of the Financial Services Industry Group, a member of the International Executive Committee and a General Partner

Having served in the fields of investment banking and private equity for more than 40 years, Mr. Davis brings extensive experience in finance, investment banking and real estate to our Board, which is of particular importance in his role as chair of the Audit Committee. His experience as a leader in international business allows him to bring important insights to the Board as the Company continues to expand its international footprint.

Public and Other Key Directorships

•  AXIS Capital Holdings Limited (November 2001 to present)

•  The Progressive Corporation (October 1996 to present)

Education

•  Bachelor’s degree from the University of Vermont

•  Masters of Business Administration degree from Columbia University Graduate School of Business

MARY KAY HABEN Committees: Compensation Governance Director since August 2013 Age 59

Experience and Qualifications

•  Retired from Wm. Wrigley Jr. Company, a leading confectionery company, in February 2011:

¡    President, North America (October 2008 to February 2011)

¡    Group Vice President and Managing Director, North America (April 2007 to October 2008)

•  Held several key positions during 27-year career with Kraft Foods, Inc., a grocery manufacturing and processing conglomerate:

¡   Senior Vice President, Open Innovation (2006 to 2007)

¡   Senior Vice President, Global Snack Sector (2004 to 2006)

¡   Group Vice President, Kraft Foods and President, Cheese, Enhancers and Meals (2001 to 2004)

Throughout her 33-year career, Ms. Haben gained extensive experience managing businesses in the consumer packaged goods industry and developed a track record of growing brands and developing new products. Her knowledge of and ability to analyze the overall consumer packaged goods industry, evolving market dynamics and consumers’ relationships with brands make her a valuable contributor to the Board and the Company.

Public and Other Key Directorships

•  Bob Evans Farms, Inc. (August 2012 to present); currently serves as Lead Director

•  Trustee of Equity Residential (July 2011 to present); currently serves as Chair of Compensation Committee

Education

•   Bachelor’s degree, magna cum laude, in business administration from the University of Illinois

•  Masters of Business Administration degree in marketing from the University of Michigan, Ross School of Business

ROBERT M. MALCOLM Committees: Compensation Finance and Risk Management Director since December 2011 Age 63

Experience and Qualifications

•  Retired from Diageo PLC, a leading premium drinks company, in December 2008:

¡     President, Global Marketing, Sales & Innovation (June 2002 to December 2008)

•  Spent 24 years at The Procter & Gamble Company in positions of increasing responsibility, including Vice President, General Manager, Beverages Europe, Middle East, Africa

Mr. Malcolm is a globally recognized expert in strategic marketing and is currently Executive in Residence, Center for Customer Insight and Marketing Solutions, McCombs School of Business, University of Texas. He brings to the Board significant experience in international business and in the marketing and sales of consumer products, including consumer packaged goods and fast-moving consumer goods.

One of two directors nominated for election by the holders of the Common Stock voting separately as a class.

Public and Other Key Directorships

•  American Marketing Association

•  Just Marketing, Inc. (advisory board)

•  Boston Consulting Group (senior advisor)

•  Former director of Logitech International S.A. (June 2007 to September 2010)

Education

•  Bachelor’s degree in marketing from the University of Southern California

•  Masters of Business Administration degree in marketing from the University of Southern California

JAMES M. MEAD Committees: Compensation (Chair) Audit Executive Director since April 2011 Age 70

Experience and Qualifications

•  Director and non-executive president of Hershey Trust Company; member of the board of managers of Milton Hershey School

•  Founder and Managing Director of JM Mead, LLC, an economic advisory firm serving the health care industry (July 2004 to present)

•  Co-CEO of PinnacleCare International, a private healthcare advisory and navigation company (July 2015 to present)

•  President and Chief Executive Officer of Capital BlueCross, a full-service managed-care and health insurance provider (1984 to 2004)

One of three representatives of Hershey Trust Company and Milton Hershey School serving on our Board, in addition to bringing to our Board the perspectives of our largest stockholder, Mr. Mead brings extensive experience in finance, marketing, insurance, information technology and risk management. Having served as a chief executive officer for 20 years, Mr. Mead also brings considerable leadership experience to the boardroom.

Public and Other Key Directorships

•  Serves on the board of directors of several privately held health care and health care technology firms

•  Capital BlueCross (Vice Chairman)

•  PinnacleCare International (July 2015 to present)

•  Federal Reserve Bank of Philadelphia (1991 to 1996)

¡    Chairman (1994 to 1996)

•  Actively involved in other professional and community board activities, including as board member and treasurer of the North American branch of the International Life Sciences Institute, Washington, D.C.

Education

•  Bachelor’s degree in economics from The Pennsylvania State University

•  Masters of Arts degree in economics from The Pennsylvania State University

JAMES E. NEVELS

Committees:

Audit

Compensation (ex-officio)

Executive

Finance and Risk

  Management (ex-officio)

Governance

Lead Independent Director
since April 2015

Chairman from February 2009
to April 2015

Director since November 2007

Age 64

Experience and Qualifications

•  Director of Hershey Trust Company; member of the board of managers of Milton Hershey School

•  Chairman of The Swarthmore Group, an investment-advisory firm that he founded (1991 to present)

•  Appointed by the President of the United States to a three-year term on the advisory committee to the Pension Benefit Guaranty Corporation (2004 to 2007):

¡     Chairman (2005 to 2007)

As Lead Independent Director and one of three representatives of Hershey Trust Company and Milton Hershey School serving on our Board, Mr. Nevels is uniquely positioned to help ensure that boardroom discussions reflect the views of management, the independent directors and our stockholders. He also brings extensive financial and leadership experience to our Board.

Public and Other Key Directorships

•  First Data Corporation (November 2014 to present)

•  WestRock Company (formerly MeadWestvaco Corporation) (June 2014 to present)

•  Federal Reserve Bank of Philadelphia (January 2010 to December 2015):

¡    Chairman (January 2014 to December 2015)

¡     Deputy Chairman (January 2012 to January 2014)

•  Former director of Tasty Baking Company (May 2005 to May 2011)

Education

•  Bachelor’s degree, cum laude and Phi Beta Kappa, in political science and philosophy from Bucknell University

•  Masters of Business Administration degree from the Wharton School of the University of Pennsylvania

•  Juris Doctor degree from the University of Pennsylvania Law School

ANTHONY J. PALMER Committees: Compensation Finance and Risk Management Director since April 2011 Age 56

Experience and Qualifications

•  President, Global Brands and Innovation of Kimberly-Clark Corporation, a manufacturer and marketer of various personal care and health care products worldwide (April 2012 to present):

¡     Senior Vice President and Chief Marketing Officer (October 2006 to March 2012)

•  Held positions of increasing responsibility at the Kellogg Company (June 2002 to September 2006):

¡    Member of Worldwide Leadership Team (February 2003 to September 2006)

•  Held various positions of significant responsibility in the consumer products field, including marketing and general management positions with the Minute Maid division of the Coca-Cola Company USA and as region director for Coca-Cola in Austral-Asia

Having spent most of his professional career in the consumer packaged goods industry, Mr. Palmer brings to our Board substantial experience and insight in several key strategic areas for the Company, including fast-moving consumer packaged goods, international business, marketing and human resources.

One of two directors nominated for election by the holders of the Common Stock voting separately as a class.

Education

•  Bachelor’s degree in business marketing from Monash University in Melbourne, Australia

•  Masters of Business Administration degree, with distinction, from the International Management Institute, Geneva, Switzerland

THOMAS J. RIDGE Committees: Finance and Risk Management Governance Director since November 2007 Age 70

Experience and Qualifications

•  Chairman of Ridge Global, LLC, a global strategic consulting company (August 2015 to present):

¡     Chief Executive Officer (July 2006 to July 2015)

•  Co-founder (with Howard Schmidt) of Ridge Schmidt Cyber, a provider of strategic services to companies in the area of cyber security (March 2014 to present)

•  Partner of Ridge Policy Group, a bipartisan, full-service government affairs and issue management group (April 2010 to present)

•  Secretary of the U.S. Department of Homeland Security (October 2001 to February 2005)

•  Governor of Pennsylvania (1995 to 2001)

Mr. Ridge’s background and experiences are invaluable to our Board. As Chairman of Ridge Global, LLC, he leads a team of international experts that helps businesses and governments address issues such as risk management, global trade security, technology integration and crisis management. As a partner in Ridge Policy Group, he provides strategic advice to clients to assist them in navigating the complexities of state and local government and raising awareness of their products and services that are relevant to government markets. As twice-elected Governor of Pennsylvania, he earned a reputation for high standards and results and championed issues such as health care and the environment. As Secretary of the Department of Homeland Security, he formed a new agency from 22 agencies employing more than 180,000 employees.

Public and Other Key Directorships

•  Advaxis, Inc. (August 2015 to present)

•  Safety Quick Lighting & Fans Corp. (November 2014 to present)

•  LifeLock, Inc. (March 2010 to present)

•  Former director of Chart Acquisition Corp. (July 2011 to August 2015); FS Investment Corporation (November 2011 to February 2014); Exelon Corporation (May 2005 to October 2013); Brightpoint, Inc. (September 2009 to October 2012); and Geospatial Holdings, Inc. (April 2010 to May 2012)

Education

•  Bachelor’s degree, cum laude, from Harvard University

•  Juris Doctor degree from The Dickinson School of Law of The Pennsylvania State University

DAVID L. SHEDLARZ Committees: Finance and Risk Management (Chair) Compensation Executive Director since August 2008 Age 67

Experience and Qualifications

•  Retired from Pfizer Inc., a pharmaceutical, consumer and animal products health company, in December 2007:

¡     Vice Chairman (July 2005 to December 2007)

¡     Executive Vice President and Chief Financial Officer (January 1999 to July 2005)

Mr. Shedlarz spent the majority of his professional career with Pfizer. At the time of his retirement in 2007, Mr. Shedlarz was responsible for operations including the animal health business, finance, accounting, strategic planning, business development, global sourcing, manufacturing, information systems and human resources, skills that are particularly valuable to the Board given his role as chair of the Finance and Risk Management Committee. Mr. Shedlarz also brings to our Board considerable international business and leadership experience he gained while at Pfizer.

Public and Other Key Directorships

•  Pitney Bowes, Inc. (May 2001 to present)

•  Teachers Insurance and Annuity Association Board of Trustees (March 2007 to present)

Education

•  Bachelor’s degree in economics and mathematics from Oakland/Michigan State University

•  Masters of Business Administration degree in finance and accounting from the New York University, Leonard N. Stern School of Business

NON-EMPLOYEE DIRECTOR COMPENSATION

The Hershey Company Directors’ Compensation Plan

We maintain a Directors’ Compensation Plan that is designed to:

•	Attract and retain highly qualified, non-employee directors; and

•	Align the interests of non-employee directors with those of our stockholders by paying a portion of non-employee compensation in units representing shares of our Common Stock.

Directors who are employees of the Company receive no additional compensation for their service on our Board. Mr. Bilbrey, our current Chairman of the Board, President and CEO, is the only employee of the Company who also served as a director during 2015 and thus received no additional compensation for his Board service.

The Board targets non-employee director compensation at the 50th percentile of compensation paid to directors at a peer group of companies we call the 2015 Peer Group. Information about the 2015 Peer Group is included on page 48 of the Compensation Discussion & Analysis. Each year, with the assistance of the Compensation Committee and the Compensation Committee’s compensation consultant, the Board reviews the compensation paid to directors at companies in the current peer group to determine whether any changes to non-employee director compensation are warranted.

As a result of its review in December 2014, the Board determined that no changes to non-employee director compensation were warranted for 2015. However, effective April 2, 2015, in connection with the establishment of the Lead Independent Director position, and upon the recommendation of the Compensation Committee, the Board approved an annual fee of $25,000 for the Lead Independent Director, to be paid in addition to the annual retainer for non-employee directors.

Accordingly, compensation paid to non-employee directors in 2015 was as follows:

Form of Compensation	Payment ($)
Annual retainer for Chairman of the Board(1)	215,000
Annual retainer for other non-employee directors	100,000
Annual restricted stock unit (“RSU”) award	135,000
Annual fee for Lead Independent Director(2)	25,000
Annual fee for chairs of Audit, Compensation, and Finance and Risk Management Committees(2)	15,000
Annual fee for chair of Governance Committee(2)	10,000

(1)	Applies only when Chairman of the Board is a non-employee director.

(2)	Paid in addition to $100,000 annual retainer for non-employee directors.

The Board completed its annual review of non-employee director compensation in October 2015 and determined that no changes to any of the compensation elements were warranted for 2016.

Payment of Annual Retainer, Lead Independent Director Fee and Committee Chair Fees

The annual retainer and any applicable Lead Independent Director or committee chair fees for all non-employee directors are paid in quarterly installments on the 15th day of March, June, September and December, or the prior business day if the 15th is not a business day. Non-employee directors may elect to receive all or a portion of the annual retainer in cash or in Common Stock. Non-employee directors may also elect to defer receipt of all or a portion of the retainer, Lead Independent Director fee or committee chair fees until the date their membership on the Board ends. Lead Independent Director and committee chair fees that are not deferred are paid only in cash.

Non-employee directors choosing to defer all or a portion of their retainer, Lead Independent Director fee or committee chair fees may invest the deferred amounts in two ways:

•	In a cash account that values the performance of the investment based upon the performance of one or more third-party investment funds selected by the director from among the mutual funds or other investment options available to all employees participating in our 401(k) Plan. Amounts invested in the cash account are paid only in cash.

•	In a deferred common stock unit account that we value according to the performance of our Common Stock, including reinvested dividends. Amounts invested in the deferred common stock unit account are paid in shares of Common Stock.

Restricted Stock Units

RSUs are granted quarterly to non-employee directors on the first day of January, April, July and October. In 2015, the number of RSUs granted in each quarter was determined by dividing $33,750 by the average closing price of a share of our Common Stock on the New York Stock Exchange (“NYSE”) on the last three trading days preceding the grant date. RSUs awarded to non-employee directors vest one year after the date of grant, or earlier upon termination of the director’s membership on the Board by reason of retirement (termination of service from the Board after the director’s 60th birthday), death or disability, for any reason after a Change in Control as defined in our Executive Benefits Protection Plan (Group 3A) (“EBPP 3A”), or under such other circumstances as the Board may determine. Vested RSUs are payable to directors in shares of Common Stock or, at the option of the director, can be deferred as common stock units under the Directors’ Compensation Plan until the director’s membership on the Board ends. Dividend equivalent units are credited at regular rates on the RSUs during the restriction period and, upon vesting of the RSUs, are payable in shares of Common Stock or deferred as common stock units together with any RSUs the director has deferred.

As of March 7, 2016, Messrs. Davis, Malcolm, Mead, Nevels, Ridge and Shedlarz and Ms. Arway had attained retirement age for purposes of the vesting of RSUs.

Other Compensation, Reimbursements and Programs

The Board occasionally establishes committees of limited duration for special purposes. The Board will consider paying additional compensation to non-employee directors who serve on special committees, generally $1,250 per meeting, if the special committee holds six or more meetings, each lasting one hour or more. No director received compensation for service on a special committee in 2015.

We reimburse our directors for travel and other out-of-pocket expenses they incur when attending Board and committee meetings and for minor incidental expenses they incur when performing directors’ services. We also provide reimbursement for at least one director continuing education program each year. Directors receive travel accident insurance while traveling on the Company’s business and receive discounts on the purchase of our products to the same extent and on the same terms as our employees. Directors also are eligible to participate in the Company’s Gift Matching Program. Under the Gift Matching Program, the Company will match, upon a director’s request, contributions made by the director to one or more charitable organizations, on a dollar-for-dollar basis up to a maximum aggregate contribution of $5,000 annually.

Stock Ownership Guidelines

Pursuant to the Board’s Corporate Governance Guidelines, non-employee directors are expected to own shares of Common Stock having a value equal to at least four times the annual retainer. Each non-employee director has until January 1 of the year following his or her fifth anniversary of becoming a director to satisfy the guideline. The Compensation Committee reviews the stock ownership guidelines annually to ensure they are aligned with external market comparisons.

2015 Director Compensation

The following table and explanatory footnotes provide information with respect to the compensation paid or provided to non-employee directors during 2015:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Pamela M. Arway	110,000	135,000	5,000	250,000
Robert F. Cavanaugh	115,000	135,000	4,800	254,800
Charles A. Davis	115,000	135,000	5,000	255,000
Mary Kay Haben	100,000	135,000	5,000	240,000
Robert M. Malcolm	100,000	135,000	5,000	240,000
James M. Mead	100,000	135,000	5,000	240,000
James E. Nevels*	147,748	135,000	5,000	287,748
Anthony J. Palmer	100,000	135,000	5,000	240,000
Thomas J. Ridge	100,000	135,000	2,500	237,500
David L. Shedlarz	115,000	135,000	—	250,000

*	On April 2, 2015, Mr. Nevels was appointed Lead Independent Director and ceased serving as Chairman of the Board.

(1)	Includes amounts earned or paid in cash or shares of Common Stock at the election of the director or deferred by the director under the Directors’ Compensation Plan. Amounts credited as earnings on amounts deferred under the Directors’ Compensation Plan are based on investment options available to all participants in our 401(k) Plan or our Common Stock and, accordingly, the earnings credited during 2015 were not considered “above market” or “preferential” earnings.

The following table sets forth the portion of fees earned or paid in cash or Common Stock, and the portion deferred with respect to retainers and fees earned during 2015:

Name	Immediate Payment			Deferred and Investment Election
	Cash Paid ($)	Value Paid in Shares of Common Stock ($)	Number of Shares of Common Stock (#)	Value Deferred to a Cash Account ($)	Value Deferred to a Common Stock Unit Account ($)	Number of Deferred Common Stock Units (#)
Pamela M. Arway	110,000	—	—	—	—	—
Robert F. Cavanaugh	115,000	—	—	—	—	—
Charles A. Davis	115,000	—	—	—	—	—
Mary Kay Haben	100,000	—	—	—	—	—
Robert M. Malcolm	100,000	—	—	—	—	—
James M. Mead	100,000	—	—	—	—	—
James E. Nevels	103,424	44,324	456	—	—	—
Anthony J. Palmer	—	100,000	1,045	—	—	—
Thomas J. Ridge	100,000	—	—	—	—	—
David L. Shedlarz	115,000	—	—	—	—	—

(2)	Represents the dollar amount recognized as expense during 2015 for financial statement reporting purposes with respect to RSUs awarded to the directors during 2015. RSUs awarded to directors are charged to expense in the Company’s financial statements at the grant date fair value on each quarterly grant date. The target annual grant date fair value of the RSUs for each director during 2015 was $135,000.

The following table provides information with respect to the number and market value of deferred common stock units and RSUs held as of December 31, 2015, based on the $89.27 closing price of our Common Stock as reported by NYSE on December 31, 2015, the last trading day of the year. The information presented includes the accumulated value of each director’s common stock units and RSUs. Balances shown below include dividend equivalent units credited in the form of additional common stock units on retainers and committee chair fees that have been deferred as common stock units and dividend equivalent units credited in the form of additional common stock units on RSUs.

Name	Number of Deferred Common Stock Units (#)	Market Value of Retainers and Committee Chair Fees Deferred to the Common Stock Unit Account as of December 31, 2015 ($)	Number of RSUs (#)	Market Value of RSUs as of December 31, 2015 ($)
Pamela M. Arway	—	—	1,423	127,031
Robert F. Cavanaugh	41,234	3,680,959	1,423	127,031
Charles A. Davis	—	—	1,423	127,031
Mary Kay Haben	1,977	176,487	1,423	127,031
Robert M. Malcolm	—	—	1,423	127,031
James M. Mead	6,485	578,916	1,423	127,031
James E. Nevels	—	—	1,423	127,031
Anthony J. Palmer	—	—	1,423	127,031
Thomas J. Ridge	29,207	2,607,309	1,423	127,031
David L. Shedlarz	—	—	1,423	127,031

(3)	Represents the Company match for contributions made by the director to one or more charitable organizations during 2015 under the Gift Matching Program.

SHARE OWNERSHIP OF DIRECTORS, MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the beneficial ownership of our outstanding voting securities and stock options by:

•	Stockholders who we believe owned more than 5% of our outstanding Common Stock or Class B Common Stock, as of March 7, 2016; and

•	Our directors, NEOs and all directors and executive officers as a group, as of March 7, 2016.

Holder	Common Stock(1)	Exercisable Stock Options(2)	Percent of Common Stock(3)	Class B Common Stock	Percent of Class B Common Stock(4)
Hershey Trust Company, as trustee for the Milton Hershey School Trust(5) 100 Mansion Road Hershey, PA 17033 Milton Hershey School(5) Founders Hall Hershey, PA 17033	12,703,921	—	8.2	60,612,012	99.9
Hershey Trust Company(6)	199,000	—	**	—	—
BlackRock, Inc.(7) 55 East 52nd Street New York, NY 10055	9,634,666	—	6.2	—	—
Vanguard Group, Inc.(8) 100 Vanguard Blvd. Malvern, PA 19355	8,404,140	—	5.4	—	—
Pamela M. Arway*	9,599	—	**	—	—
John P. Bilbrey*	101,092	594,414	**	—	—
Michele G. Buck	18,757	115,368	**	—	—
Robert F. Cavanaugh*	1,000	—	**	—	—
Charles A. Davis*	17,577	—	**	—	—
Mary Kay Haben*	—	—	**	—	—
Patricia A. Little	—	7,207	**	—	—
Robert M. Malcolm*	5,535	—	**	—	—
Richard M. McConville	1,731	33,452	**	—	—
James M. Mead*	700	—	**	—	—
James E. Nevels*	4,889	—	**	—	—
Terence L. O’Day	33,308	136,114	**	—	—
Anthony J. Palmer*	12,882	—	**	—	—
Thomas J. Ridge*	666	—	**	—	—
David L. Shedlarz*	16,391	—	**	—	—
Leslie M. Turner	959	55,449	**	—	—
All directors and executive officers as a group (20 persons)	262,656	1,195,881	**	—	—

*	Director

**	Less than 1%

(1)	Amounts listed for NEOs and other executive officers include, if applicable, shares of Common Stock allocated by the Company to the officer’s account in The Hershey Company 401(k) Plan. Amounts listed also include the following RSUs that will vest and be paid to the following holders within 60 days of March 7, 2016:

Name	RSUs (#)
Pamela M. Arway	338
Charles A. Davis	338
Robert M. Malcolm	338
James E. Nevels	338
Anthony J. Palmer	338
Thomas J. Ridge	338
David L. Shedlarz	338

Amounts listed also include shares for which certain of the directors and NEOs share voting and/or investment power with one or more other persons as follows: Ms. Arway, 9,261 shares owned jointly with her spouse; Mr. Cavanaugh, 1,000 shares owned jointly with his spouse; Mr. Malcolm, 5,197 shares owned jointly with his spouse; Mr. Nevels, 4,110 shares owned jointly with his spouse and 441 shares owned jointly with another individual; Mr. Palmer, 12,544 shares owned jointly with his spouse; and Mr. Ridge, 328 shares owned jointly with his spouse.

(2)	This column reflects stock options that were exercisable by the NEOs and the executive officers as a group on March 7, 2016. For Ms. Little column reflects stock options that will become exercisable within 60 days of March 7, 2016.

(3)	Based upon 154,349,189 shares of Common Stock outstanding on March 7, 2016.

(4)	Based upon 60,619,777 shares of Class B Common Stock outstanding on March 7, 2016.

(5)	Hershey Trust Company, as trustee for the Milton Hershey School Trust, has the right at any time to convert its Class B Common Stock into Common Stock on a share-for-share basis. If on March 7, 2016, Hershey Trust Company, as trustee for the Milton Hershey School Trust, converted all of its Class B Common Stock into Common Stock, Hershey Trust Company, as trustee for the Milton Hershey School Trust, would own beneficially 73,315,933 shares of our Common Stock (12,703,921 Common Stock shares plus 60,612,012 converted Class B Common Stock shares), or 34.1% of the 214,961,201 shares of Common Stock outstanding following the conversion (calculated as 154,349,189 Common Stock shares outstanding prior to the conversion plus 60,612,012 converted Class B Common Stock shares). For more information about the Milton Hershey School Trust, Hershey Trust Company, Milton Hershey School and the ownership and voting of these securities, please see pages 36 and 37.

(6)	Please see pages 36 and 37 for more information about shares of Common Stock held by Hershey Trust Company as investments.

(7)	Information regarding BlackRock, Inc. and its beneficial holdings was obtained from a Schedule 13G/A filed with the SEC on January 26, 2016. The filing indicated that, as of December 31, 2015, BlackRock, Inc. had sole voting and investment power over 9,634,666 shares of Common Stock. The filing indicated that BlackRock, Inc. is a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) and that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, our Common Stock.

(8)	Information regarding Vanguard Group, Inc. and its beneficial holdings was obtained from a Schedule 13G filed with the SEC on February 11, 2016. The filing indicated that, as of December 31, 2015, Vanguard Group, Inc. had sole voting and investment power over 8,404,140 shares of Common Stock. The filing indicated that Vanguard Group, Inc. is a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) and that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, our Common Stock.

Ownership of Other Company Securities

Certain directors and NEOs hold Company securities not reflected in the beneficial ownership table above because they will not convert, or cannot be converted, to shares of Common Stock within 60 days of our March 7, 2016 Record Date. These securities include:

•	Certain unvested RSUs or deferred common stock units held by our directors and NEOs; and

•	Certain unvested stock options held by our NEOs.

The table below shows these holdings as of March 7, 2016. You can find additional information about RSUs and deferred common stock units held by directors in the Non-Employee Director Compensation section beginning on page 30. You can find additional information about stock options, RSUs and deferred common stock units held by the NEOs in the Executive Compensation section beginning on page 42.

Holder	Shares Underlying RSUs and Common Stock Units Not Beneficially Owned	Shares Underlying Stock Options Not Beneficially Owned
Pamela M. Arway*	1,130	—
John P. Bilbrey*	87,877	387,564
Michele G. Buck	36,622	91,793
Robert F. Cavanaugh*	43,031	—
Charles A. Davis*	1,130	—
Mary Kay Haben*	3,773	—
Patricia A. Little	31,603	53,908
Robert M. Malcolm*	1,130	—
Richard M. McConville	722	17,868
James M. Mead*	8,282	—
James E. Nevels*	1,130	—
Terence L. O’Day	2,732	63,911
Anthony J. Palmer*	1,130	—
Thomas J. Ridge*	30,337	—
David L. Shedlarz*	1,130	—
Leslie M. Turner	70,093	83,847

*	Director

Information Regarding Our Controlling Stockholder

In 1909, Milton S. and Catherine S. Hershey established a trust having as its sole beneficiary Milton Hershey School, a non-profit school for the full-time care and education of disadvantaged children located in Hershey, Pennsylvania. Hershey Trust Company, a state-chartered trust company, is trustee of the Milton Hershey School Trust.

In its capacity as trustee for the Milton Hershey School Trust, Hershey Trust Company is our controlling stockholder. In this capacity, it will have the right to cast 8.2% of all of the votes entitled to be cast on matters requiring the vote of the Common Stock voting separately and 81.4% of all of the votes entitled to be cast on matters requiring the vote of the Common Stock and Class B Common Stock voting together. The board of directors of Hershey Trust Company, with the approval of the board of managers (governing body) of Milton Hershey School, decides how funds held by Hershey Trust Company, as trustee for the Milton Hershey School Trust, will be invested. The board of directors of Hershey Trust Company generally decides how shares of The Hershey Company held by Hershey Trust Company, as trustee for the Milton Hershey School Trust, will be voted.

As of the Record Date, Hershey Trust Company also held 199,000 shares of our Common Stock as investments. The board of directors or management of Hershey Trust Company decides how these shares will be voted.

In all, Hershey Trust Company, as trustee for the Milton Hershey School Trust and as direct owner of investment shares, will be entitled to vote 12,902,921 shares of our Common Stock and 60,612,012 shares of our Class B Common Stock at the Annual Meeting. Stated in terms of voting power, Hershey Trust Company will have the right to cast 8.4% of all of the votes entitled to be cast on matters requiring the vote of the Common Stock voting separately and 81.4% of all of the votes entitled to be cast on matters requiring the vote of the Common Stock and Class B Common Stock voting together at the Annual Meeting.

Our certificate of incorporation contains the following important provisions regarding our Class B Common Stock:

•	All holders of Class B Common Stock, including Hershey Trust Company, as trustee for Milton Hershey School, may convert any of their Class B Common Stock shares into shares of our Common Stock at any time on a share-for-share basis.

•	All shares of Class B Common Stock will automatically be converted to shares of Common Stock on a share-for-share basis if Hershey Trust Company, as trustee for Milton Hershey School, or any successor trustee, or Milton Hershey School, as appropriate, ceases to hold more than 50% of the total Class B Common Stock shares outstanding and at least 15% of the total Common Stock and Class B Common Stock shares outstanding.

•	We must obtain the approval of Hershey Trust Company, as trustee for Milton Hershey School, or any successor trustee, or Milton Hershey School, as appropriate, before we issue any Common Stock or take any other action that would deprive Hershey Trust Company, as trustee for Milton Hershey School, or any successor trustee, or Milton Hershey School, as appropriate, of the ability to cast a majority of the votes on any matter where the Class B Common Stock is entitled to vote, either separately as a class or together with any other class.

AUDIT COMMITTEE REPORT

To Our Stockholders:

The Audit Committee is currently comprised of four directors, each of whom is considered independent under the NYSE Rules and the rules and regulations of the SEC. The Board has determined that each member of the Audit Committee is financially literate and that each of Messrs. Davis, Mead and Nevels qualifies as an “audit committee financial expert,” as that term is defined under the rules promulgated by the SEC.

Our role as the Audit Committee is to assist the Board in its oversight of:

•	The integrity of the Company’s financial statements;

•	The Company’s compliance with legal and regulatory requirements;

•	The independent auditors’ qualifications and independence; and

•	The performance of the independent auditors and the Company’s internal audit function.

The Audit Committee operates under a written charter that was last reviewed by the Audit Committee on December 1, 2015.

Our duties as an Audit Committee include overseeing the Company’s management, internal auditors and independent auditors in their performance of the following functions, for which they are responsible:

Management

•	Preparing the Company’s financial statements;

•	Establishing effective financial reporting systems and internal controls and procedures; and

•	Reporting on the effectiveness of the Company’s internal control over financial reporting.

Internal Audit Department

•	Independently assessing management’s system of internal controls and procedures; and

•	Reporting on the effectiveness of that system.

Independent Auditors

•	Auditing the Company’s financial statements;

•	Expressing an opinion about the financial statements’ conformity with U.S. generally accepted accounting principles; and

•	Annually auditing the effectiveness of the Company’s internal control over financial reporting.

We meet periodically with management, the internal auditors and independent auditors, independently and collectively, to discuss the quality of the Company’s financial reporting process and the adequacy and effectiveness of the Company’s internal controls. Prior to the Company filing its Annual Report on Form 10-K for the year ended December 31, 2015 with the SEC, we also:

•	Reviewed and discussed the audited financial statements with management and the independent auditors;

•	Discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, of the Public Company Accounting Oversight Board;

•	Received the written disclosures and the letter from the independent auditors in accordance with applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence; and

•	Discussed with the independent auditors their independence from the Company.

We are not employees of the Company and are not performing the functions of auditors or accountants. We are not responsible as an Audit Committee or individually to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. In carrying out our duties as Audit Committee members, we have relied on the information provided to us by management and the independent auditors. Consequently, we do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based on the reports and discussions described in this report, and subject to the limitations on our role and responsibilities as an Audit Committee referred to above and in our charter, we recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 26, 2016.

Submitted by the Audit Committee:

Charles A. Davis, Chair

Pamela M. Arway

James M. Mead

James E. Nevels

INFORMATION ABOUT OUR INDEPENDENT AUDITORS

The following table sets forth the amount of audit fees, audit-related fees, tax fees and all other fees billed or expected to be billed by KPMG LLP, our independent auditors, for the fiscal years ended December 31, 2015 and December 31, 2014:

Nature of Fees	2015 ($)	2014 ($)
Audit Fees	5,674,000	6,736,000
Audit-Related Fees(1)	346,500	1,204,340
Tax Fees(2)	222,398	146,413
All Other Fees(3)	—	188,624
Total Fees	6,242,898	8,275,377

(1)	Fees associated primarily with services related to due diligence for potential business acquisitions, auditing of carve-out financial statements and auditing of employee benefit plans.

(2)	Fees pertaining primarily to tax consultation and tax compliance services.

(3)	Fees associated primarily with professional services rendered in connection with the Company’s Global Shared Services organization.

The Audit Committee pre-approves all audit, audit-related and non-audit services performed by KPMG LLP. The Audit Committee is authorized by its charter to delegate to one or more of its members the authority to pre-approve any audit, audit-related or non-audit services, provided that the approval is presented to the Audit Committee at its next scheduled meeting.

The Audit Committee pre-approved all services provided by KPMG LLP in 2015.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

✓	The Board of Directors unanimously recommends that stockholders vote FOR ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent auditors for 2016

The Audit Committee has appointed KPMG LLP as the Company’s independent auditors for 2016. Although not required to do so, the Board, upon the Audit Committee’s recommendation, has determined to submit the Audit Committee’s appointment of KPMG LLP as our independent auditors to stockholders for ratification as a matter of good corporate governance.

The Audit Committee’s appointment of KPMG LLP as the Company’s independent auditors for 2016 will be considered ratified if a majority of the shares of the Common Stock and Class B Common Stock (voting together without regard to class) present and entitled to vote at the Annual Meeting are voted for the proposal. If stockholders do not ratify the appointment of KPMG LLP as the Company’s independent auditors for 2016, the Audit Committee will reconsider its appointment.

Representatives of KPMG LLP will attend the Annual Meeting, will have the opportunity to make a statement, if they so desire, and will respond to questions.

COMPENSATION DISCUSSION & ANALYSIS

EXECUTIVE COMPENSATION

This section discusses and analyzes the decisions we made concerning the compensation of our named executive officers (“NEOs”) for 2015, including our former interim Principal Financial Officer (“PFO”). It also describes the process for determining executive compensation and the factors considered in determining the amount of compensation awarded to our NEOs. The NEOs for 2015 include the following:

Name	Title
John P. Bilbrey(1)	Chairman of the Board, President and Chief Executive Officer (“CEO”)
Patricia A. Little(2)	Senior Vice President, Chief Financial Officer (“CFO”)
Michele G. Buck	President, North America
Terence L. O’Day	Senior Vice President, Chief Supply Chain Officer
Leslie M. Turner	Senior Vice President, General Counsel and Secretary
Richard M. McConville(3)	Former interim Principal Financial Officer

(1)	Mr. Bilbrey has served as our President and CEO since 2011 and was appointed Chairman of the Board on April 2, 2015.

(2)	Ms. Little was hired and appointed as our CFO on March 16, 2015.

(3)	Mr. McConville has served as our Vice President, Chief Accounting Officer since July 2012 and served as our interim PFO from January 1, 2015 through March 15, 2015.

Executive Summary

2015 Highlights

The Hershey Company (the “Company”), headquartered in Hershey, Pa., is a global confectionery leader known for bringing goodness to the world through its chocolate, sweets, mints and other great-tasting snacks. The Company has approximately 21,000 employees around the world who work every day to deliver delicious, quality products. The Company has more than 80 brands that drive approximately $7.4 billion in annual revenues. Building on its core business, the Company is expanding its portfolio to include a broader range of delicious snacks. The Company remains focused on growing its presence in key international markets while continuing to extend its competitive advantage in North America.

In January 2015, we announced high expectations for the Company, which we also incorporated into our 2015 incentive programs:

•	Volume-driven, full-year 2015 net sales to increase 5.5% to 7.5% from 2014; and

•	2015 adjusted earnings per share-diluted(1) to increase 8% to 10% from 2014.

(1)	While we report our financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), we also use non-GAAP financial measures within Management’s Discussion and Analysis in the 2015 Annual Report on Form 10-K that accompanies this Proxy Statement in order to provide additional information to investors to facilitate the comparison of past and present performance. Some of the financial targets under our short- and long-term incentive programs are also based on non-GAAP financial measures. Non-GAAP financial measures are used by management in evaluating results of operations internally and in assessing the impact of known trends and uncertainties on our business, but they are not intended to replace the presentation of financial results in accordance with GAAP.

Adjusted earnings per share-diluted is a non-GAAP performance measure. We define adjusted earnings per share-diluted as diluted earnings per share of the Company’s common stock (“Common Stock”), excluding business realignment charges, asset impairment charges, costs relating to business and asset acquisitions and disposals, loss on early extinguishment of debt, and non-service related components of our pension expense (income).

Actual results for 2015 were as follows:

Because we did not meet our expectations, our NEOs earned significantly below-target performance stock unit (“PSU”) payouts and annual cash incentive awards, further reinforcing our pay-for-performance philosophy.

Hershey Has Strong Pay-for-Performance Alignment

The Compensation and Executive Organization Committee (the “Compensation Committee”) of our Board of Directors (the “Board”) has oversight responsibility for our executive compensation framework and for aligning our executive’s pay with the Company’s performance. We believe we have a strong pay-for-performance alignment because a significant portion of each NEO’s target total direct compensation is tied to the financial performance of the Company as well as shareholder returns.

In 2015, approximately 86% of our CEO’s and 71% of our other NEOs’ target total direct compensation was variable and tied to Company performance, including a substantial portion tied to shareholder value. Specifically, 50% of our PSUs were tied to Total Shareholder Return (“TSR”). Combined with the other financial and strategic metrics that determine our NEOs’ compensation, we have aligned our executive compensation program with the long-term interests of our stockholders.

Over the last three years, we have delivered a TSR of 31.9%, which is at the 9th percentile of our Financial Peer Group described on pages 53 and 54.

Because our TSR metric was below threshold for the 2013-2015 PSU cycle, our NEOs received a 0% payout for this metric, significantly reducing their overall PSU payout, as described in more detail on page 54.

Our Stockholders Strongly Approve of Our Pay Practices

Last year, our stockholders overwhelmingly approved our “say-on-pay” resolution, with more than 94% of the votes cast by the holders of Common Stock and more than 99% of the combined votes cast by the holders of the Common Stock and Class B Common Stock voting in favor. Our approach to executive compensation in 2015 was substantially the same as the approach stockholders approved in 2014. In keeping with the preference expressed by our stockholders at the 2011 Annual Meeting of Stockholders, our Board has committed to having an annual “say-on-pay” vote as described on page 81. We plan to ask stockholders to express a preference for the frequency of the “say-on-pay” vote at our 2017 Annual Meeting of Stockholders.

We believe our compensation and governance policies and practices are significant drivers of our stockholder support. These policies and practices include:

•	Pay for performance. A substantial percentage of each of our NEO’s target total direct compensation is variable, performance-based compensation.

•	Performance measures support strategic objectives. The performance measures we use for our variable, performance-based compensation reflect strategic and operating objectives, creating long-term value for our stockholders.

•	Appropriate risk-taking. We set performance goals that consider our publicly-announced financial expectations, which we believe will encourage appropriate risk taking.

•	No tax gross-ups. We do not provide tax gross-ups, except for relocation expenses.

•	“Double-trigger” benefits in the event of a change in control. In the event of a change in control, the payment of severance benefits and the acceleration of vesting of time-based long-term incentive awards are “double-trigger” benefits. The severance payments and accelerated vesting of continuing incentive awards will not occur unless there is also a qualifying termination of employment upon or after the change in control.

•	No re-pricings or exchanges of underwater stock options. Our stockholder-approved Equity and Incentive Compensation Plan (“EICP”) prohibits re-pricing or exchange of underwater stock options without stockholder approval.

•	Significant stock ownership guidelines. Our NEOs and other executives are required to accumulate and hold stock equal to a multiple of base salary. If an executive has not met his or her ownership requirement in a timely manner, the executive is required to retain a portion of shares received under long-term incentive awards until the requirements are met.

•	Anti-hedging policy. Our NEOs, directors and other insiders are prohibited from entering into hedging transactions related to our stock.

•	Protective covenants. For the protection of the Company, we require our NEOs to enter into an Employee Confidentiality and Restrictive Covenant Agreement (“ECRCA”) as a condition of receipt of long-term incentive awards. Failure to comply with the ECRCA may subject the employee to cancellation of awards and a requirement to repay amounts received from awards.

The Role and Philosophy of the Compensation Committee

The Compensation Committee has primary responsibility for making compensation decisions for our NEOs other than our CEO. Our CEO’s compensation is approved by the independent members of the Board based on the recommendations of the Compensation Committee.

The Compensation Committee operates under a charter approved by the Board. The Compensation Committee uses information from Mercer (US) Inc. (“Mercer”), the Compensation Committee’s independent executive compensation consultant, input from our CEO (except for matters regarding his own pay) and assistance from our Human Resources Department to make decisions and to conduct its annual review of the Company’s executive compensation program.

The Compensation Committee works with a rolling agenda, with its heaviest workload occurring during the first quarter of the year. During this quarter, decisions are made with respect to annual and long-term incentives earned based on the prior year’s performance and target compensation levels are finalized for the current year. The Compensation Committee also reviews and approves this Compensation Discussion & Analysis. During the second and third quarters, the Compensation Committee reviews materials relating to peer group composition, tally sheets, competitive pay analysis and other information that forms the foundation for future decisions. The Compensation Committee uses the third and fourth quarters to finalize decisions relating to the peer group and compensation plan design for use in the upcoming year.

The philosophy of our executive compensation program is to provide a compelling, dynamic, market-based total compensation program tied to performance and aligned with our stockholders’ interests. Our goal is to ensure the Company has the talent it needs to maintain sustained long-term performance for our stockholders, employees and communities. The guiding principles that help us achieve this goal are:

•	Recruit and retain. Our program is designed to be market competitive and flexible to recruit and retain top talent for our critical roles.

•	Pay for performance. A significant portion of our executives’ compensation is tied to the performance of our Company, rewarding executives for both short-term and long-term progress towards our strategic and operational goals.

•	Aligned with strategy. Our compensation program is aligned with the strategies of our Company.

•	Aligned with stockholders. Our compensation program, through both design and payouts, is aligned with the long-term interests of our stockholders.

•	Reinforce robust succession planning. Our compensation program plays a key role in making sure we have the talent we need for long-term success and to deliver our Company strategies.

•	Data-driven decision making. We design our executive compensation program and make pay decisions considering a balance of information.

Compensation Advisor Independence

Under its engagement letter with the Compensation Committee, Mercer has acknowledged that the firm is retained by and performs its services for the Compensation Committee while working with management to provide advice, counsel and recommendations that reinforce the Company’s business strategy, economics, organization and management style. Mercer has provided and continues to provide services and products to the Company in addition to its work for the Compensation Committee, including services related to global compensation consulting and surveys for various geographies. Mercer and its affiliates also provide products and services to the Company that are unrelated to compensation, including expatriate consulting services (provided by Mercer), international benefits consulting and claims processing services (provided by Mercer) and property and casualty insurance consulting services (provided by Marsh USA Inc. and Marsh INSCO LLC). The Compensation Committee reviews all fees for services related to executive and director compensation provided by Mercer to the Compensation Committee, as well as fees for compensation-related products and services provided to the Company. The Compensation Committee has no role in the engagement of Mercer or Mercer affiliates that provide products or services to the Company that are unrelated to compensation; however, the Compensation Committee reviews the fees for such products and services concurrently with its review of compensation-related fees paid to Mercer.

Fees paid to Mercer and its affiliates for services provided in 2015 related to executive and director compensation totaled $372,745. Fees paid to Mercer and its affiliates for other services provided in 2015 were as follows:

Compensation-related products and services	$128,820
Services unrelated to compensation	$588,007

Total other services	$716,827

The Compensation Committee also received and discussed with Mercer its letter to the Compensation Committee addressing factors relevant under the Securities Exchange Commission (“SEC”) and New York Stock Exchange (“NYSE”) rules in assessing Mercer’s independence from management and whether Mercer’s work for the Compensation Committee has raised any conflicts of interest, as well as Mercer’s belief that no conflict of interest exists and that it serves as an independent advisor to the Compensation Committee. The factors addressed included the extent of any business or personal relationships with any member of the Compensation Committee or any executive officer of the Company; Mercer’s and its affiliates’ provision of other services to the Company; the level of fees received from the Company as a percentage of total revenue of each of Mercer and Mercer’s parent company; the policies and procedures employed by Mercer to avoid conflicts of interest; and any ownership of Company stock by individuals employed by Mercer to advise the Compensation Committee. The Compensation Committee considered these factors before selecting or receiving advice from Mercer, and after considering these and other factors in their totality, the Compensation Committee identified no conflicts of interest with respect to Mercer’s advice.

In establishing compensation levels and awards for executive officers other than our CEO, the Compensation Committee takes into consideration the recommendations of Mercer and the Human Resources Department, evaluations by our CEO of each officer’s individual performance and Company performance. The Compensation Committee evaluates director compensation primarily on the basis of peer group data used for benchmarking director compensation provided by Mercer.

Compensation Components

Our executive compensation program includes the following key elements:

Element	Design	Purpose	Key 2015 Actions
Base Salary	Fixed compensation component. Reviewed annually and adjusted as appropriate.	Intended to attract and retain executives with proven skills and leadership abilities that will enable us to be successful.	Each NEO, with the exception of Ms. Little, received an increase to their base salary in the beginning of the year consistent with how the Company sets compensation as described beginning on page 48.
Annual Incentive Award	Variable, performance-based compensation component. Payable based on business results and individual performance.	Intended to motivate and reward executives for successful execution of strategic priorities.	Targets as a percentage of base salary were established at the beginning of 2015 for each NEO and at the time of hire for Ms. Little. Mr. Bilbrey also received a target increase upon his appointment as Chairman of the Board. No changes were made to the plan design from the previous year.
Long-Term Incentive Awards	Variable, performance-based compensation component. Typically granted annually as a combination of PSUs and stock options. The value of amounts actually earned depend on Company and stock price performance.	Intended to motivate and reward executives for long-term Company financial performance and enhanced long-term stockholder value by balancing compensation opportunity and risk, while encouraging sustained performance and retention.	Targets as a percentage of base salary were established at the beginning of 2015 for each NEO and at the time of hire for Ms. Little. The plan design remained consistent with the previous year.

The following charts illustrate the weighting of base salary, annual incentive awards and long-term incentive awards at target for our CEO and our other NEOs during 2015:

(1)	Mr. Bilbrey’s target annual cash incentive award was initially set at 140% of base salary in January 2015. Upon his appointment as Chairman of the Board, Mr. Bilbrey’s target increased to 150%. The above calculation uses the proration of Mr. Bilbrey’s incentive targets to calculate his annual cash incentive.

Setting Compensation

The Compensation Committee’s annual compensation review for 2015 included an analysis of data, comparing the Company’s executive and director compensation levels against a peer group of publicly-held consumer products companies. Mercer provides the Compensation Committee with advice, counsel and recommendations with respect to the composition of the peer group and competitive data used for benchmarking our compensation program. The Compensation Committee uses this and other information provided by Mercer to reach an independent recommendation regarding compensation to be paid to our CEO. The Compensation Committee’s final recommendation is then given to the independent directors of our Board for review and final approval.

In prior years, the Company had two separate peer groups, which we referred to as our Compensation Peer Group and our Financial Peer Group. In 2014, the Compensation Committee decided to utilize one common peer group for 2015 (the “2015 Peer Group”). Companies in the 2015 Peer Group used to benchmark executive and director pay levels for 2015 are:

Brown-Forman Corporation	Kellogg Company
Campbell Soup Company	Kraft Foods Group
ConAgra Foods, Inc.	McCormick & Company, Inc.
Constellation Brands, Inc.	Molson Coors Brewing Company
Dean Foods Company	Mondelez International
Dr Pepper Snapple Group, Inc.	The Clorox Company
General Mills, Inc.	The J. M. Smucker Company
Hormel Foods Corporation

The Compensation Committee selected these companies after reviewing publicly-held companies offering products/services similar to ours, with annual revenues within a range of approximately one-half to two and one-half times our annual revenue (with the exception of Mondelez International whom we also consider a peer company for executive talent) and market capitalization within a reasonable range of our market capitalization. The 2015 Peer Group was composed of companies with annual revenues ranging from $3.9 billion to $35.2 billion (measured as of the most recent fiscal year end) and market capitalization ranging from $1.6 billion to $63.8 billion (measured in the second quarter of

2014). Hershey’s 2013 annual revenue of $7.2 billion and third-quarter 2014 market capitalization of $21.7 billion were at the 47th and 75th percentiles, respectively. Except for Mondelez International, all of the companies in our 2015 Peer Group were included in our 2014 Compensation Peer Group. Energizer Holdings, Inc. and Hillshire Brands, included in 2014, were not included in the 2015 Peer Group due to a split and a merger, respectively, occurring in 2014.

Data from the 2015 Peer Group was supplemented by composite data from consumer products companies ranging in size from $3 billion to $17 billion in approximate annual sales. This information was included in three national surveys conducted by Aon Hewitt, Mercer and Towers Watson. The survey composite data provided us with broader, industry-specific information regarding pay levels at consumer products companies for our NEOs.

The Compensation Committee reviewed a report summarizing compensation levels at the 25th, 50th and 75th percentiles of the 2015 Peer Group and the survey composite data for positions comparable to those held by each of our NEOs. The Compensation Committee also reviewed a report comparing the target total cash compensation (base salary plus target annual incentive) and target total direct compensation (base salary plus target annual incentive plus target long-term incentive) for each of the NEOs against these benchmarks. For retention and competitive considerations, the Company targets each NEO’s total cash compensation and total direct compensation levels around the 50th percentile of the 2015 Peer Group data or survey composite data applicable to his or her position. The Compensation Committee’s final determinations with respect to base salary, target annual incentive compensation and target long-term incentive compensation reflect consideration of the Company’s and the NEO’s performance, internal comparisons and other factors the Compensation Committee deems appropriate. As a result of these factors, the target total cash compensation and target total direct compensation of our NEOs in 2015 was generally set around the applicable median.

During 2015, the Compensation Committee received detailed tally sheets prepared by management. Each tally sheet captures comprehensive compensation, benefits and stock ownership data. The tally sheets provide the Compensation Committee with a complete picture of each executive’s current and projected compensation and the amount of each element of compensation or other benefit the executive would receive in the event of voluntary or involuntary termination, retirement, disability, death, or upon change in control. The Compensation Committee considers this information, as well as the benchmark information, when making compensation decisions.

Base Salary

Base salary is the largest fixed component of our executive compensation program and is determined by considering the relative importance of the position, the competitive marketplace and the individual’s performance, responsibilities and experience. Salary reviews are generally conducted annually at the beginning of the year. Each NEO’s base salary is compared to internal and external references. Base salary adjustments, if any, are made after considering market references, Company performance against financial goals and individual performance. CEO performance is evaluated by the Compensation Committee and independent members of the Board. The CEO evaluates the performance of his direct reports, including all NEOs except interim officers, and reviews his recommendations for salary adjustments with the Compensation Committee prior to its approval of the base salary for each NEO. If a NEO has responsibility for a particular business unit, the business unit’s financial results also will be strongly considered.

On the basis of the foregoing considerations, the Compensation Committee, and all independent directors in the case of our CEO, approved base salaries for 2015 as follows:

Name	2015 Base Salary ($)	Increase from 2014 (%)		Percent of Target Total Direct Compensation (%)
Mr. Bilbrey	1,200,000	3.5		13.8
Ms. Little	600,000	N/A	(1)	29.0
Ms. Buck	652,800	2.0		25.3
Mr. O’Day	570,650	1.0		29.9
Ms. Turner	600,000	14.3	(2)	29.4
Mr. McConville	316,404	3.5		44.4

(1)	Ms. Little was hired as CFO effective March 16, 2015.

(2)	In addition to a merit increase, Ms. Turner received a market adjustment to more closely align her compensation with median level.

See Column (c) of the 2015 Summary Compensation Table on page 61 for information regarding the base salary earned by each of our NEOs during 2015.

Annual Incentives

Our NEOs are eligible to receive an annual cash incentive award under the One Hershey Incentive Program (“OHIP”), a program established under our EICP.

The OHIP links the NEO’s payout opportunity to measures he or she can affect most directly. For 2015, our CEO and all employees reporting directly to him, including the NEOs, had common financial objectives tied to total Company performance consistent with their responsibility to manage the entire Company. Total Company performance targets are established in the context of our announced expectations for financial performance, prior year results and market conditions.

For 2015, our NEOs were eligible to earn individual OHIP awards, expressed as a percentage of base salary, contingent upon attainment of Company and individual performance objectives. Each of the NEOs was eligible to receive an OHIP award based on the following target percentages:

Name	2015 Target One Hershey Incentive Program (% of Base Salary)		Percent of Target Total Direct Compensation (%)
Mr. Bilbrey	150	(1)	20.4	(1)
Ms. Little	75		21.7
Ms. Buck	85		21.5
Mr. O’Day	65		19.4
Ms. Turner	70		20.6
Mr. McConville	45		20.0

(1)	Mr. Bilbrey’s target was initially set at 140% in January 2015. Upon his appointment as Chairman of the Board, Mr. Bilbrey’s target increased to 150%.

In determining the target OHIP percentage for each of the NEOs (excluding interim officers), the Compensation Committee, and the independent directors in the case of our CEO, considered the value of target total cash compensation against market references. For each of the NEOs, in 2015 the target total cash compensation fell in the second and third quartiles of target total cash compensation for comparable positions.

In general, the final OHIP award is determined by multiplying the NEO’s base salary, the applicable target percentage and performance scores ranging from 0% to 200% based on Company and individual performance. The Company performance goals are established at the beginning of each year by the Compensation Committee. Individual performance goals also are established at that time, or at the time of hire if later. If performance scores exceed the target objectives, a NEO may receive an OHIP payout greater than his or her target award value. If performance scores are below the target objectives, the NEO’s OHIP payout will be below his or her target award value, subject to no award if performance is below threshold levels.

For 2015, Company financial performance metrics accounted for 65% of each NEO’s target award under the program. The remaining 35% was based upon individual performance toward achievement of up to five individual performance goals focused on strategic priorities applicable to the NEO’s position, but tied to the overall Company’s top priorities for the year.

2015 OHIP Performance Targets and Results

The Company performance objectives for the 2015 OHIP centered on the following targets:

•	Consolidated net sales of $7.866 billion, a 6.0% increase from 2014;

•	Adjusted earnings per share-diluted(1) of $4.34, a 9.0% increase from 2014; and

•	Operating cash flow(2) of $1.129 billion, a 12.5% increase from 2014.

Our financial performance during 2015 and the resulting financial performance scores for OHIP were as follows:

Metric	2015 Target ($)	2015 Actual ($)	Target Award (%)	Performance Score (%)
Net Sales	7.866 billion	7.387 billion	50.00	13.10
Adjusted Earnings per Share-Diluted(1)	4.34	4.12	40.00	24.20
Operating Cash Flow(2)	1.129 billion	1.102 billion	10.00	9.85
Total One Hershey Incentive Program Company Score			100.00	47.15

(1)	Adjusted earnings per share-diluted is a non-GAAP performance measure. For more information regarding how we define adjusted earnings per share-diluted and our use of non-GAAP performance measures, please see footnote (1) on page 42.

(2)	Operating cash flow is a non-GAAP performance measure. We define operating cash flow as the average of cash from operations less pension contributions and commodities hedging transactions, measured in five 12-month periods ending on the last day of fiscal year 2014 and each quarter of fiscal year 2015. For more information regarding our use of non-GAAP performance measures, please see footnote (1) on page 42.

We achieved below-target performance in net sales, adjusted earnings per share-diluted and operating cash flow. As a result, 65% of the 2015 OHIP award for each NEO was based on the Company performance score of 47.15%. The remainder of the OHIP award was determined by individual performance ratings.

Following the close of 2015, the Compensation Committee provided the independent directors with an assessment of Mr. Bilbrey’s 2015 performance and achievement relative to his individual performance goals. The individual performance goals for Mr. Bilbrey centered on delivery of the Company’s financial goals, strategic leadership and portfolio and geographic expansion. Although our financial results were below target due to challenging industry conditions in the category and the negative impact of foreign exchange fluctuations, Mr. Bilbrey delivered on his strategic leadership and portfolio expansion goals including growing in key geographies, capturing significant cost savings, delivering above-target innovation, successfully integrating acquisitions, succession planning and diversity efforts. Thus, the Compensation Committee recommended to the independent directors, and the independent directors agreed, that Mr. Bilbrey earned an individual performance award of $464,092, resulting in a total OHIP payout of $1,005,930, as shown in the table below.

Ms. Little, our CFO, had individual performance goals that included expanding the Company’s global financial capabilities, delivering process improvements and efficiencies, and expanding the mergers and acquisitions organization integration capability. For Ms. Buck, President, North America, the individual performance goals centered on delivering the North America financial plan, increasing innovation contribution and strategic leadership of our core North American businesses. The individual performance goals for Mr. O’Day, Senior Vice President, Chief Supply Chain Officer, focused on designing a supply chain network to enable growth and delivering enterprise margin expansion. For Ms. Turner, Senior Vice President, General Counsel and Secretary, the individual performance goals included architecting a global government relations strategy and developing legal capabilities in the Company’s key geographies. Mr. McConville, Vice President, Chief Accounting Officer, was charged with the responsibility for overseeing the Company’s financial statements during the period he was interim PFO.

Mr. Bilbrey provided the Compensation Committee with his assessment of each NEO’s 2015 performance and achievement in relation to their performance goals. Based upon the results for each of our NEOs, Mr. Bilbrey recommended, and the Compensation Committee approved, the individual performance awards and total OHIP payouts as shown in the table below.

Based upon a 65% weight for the Company financial score of 47.15% of target and a 35% weight for the individual performance award, our NEOs earned the following 2015 OHIP awards:

Name	Award Target (%)		Award Target(1) ($)		Company Financial Performance Award (65% Weighting) ($)	Individual Performance Award (35% Weighting) ($)	2015 OHIP Award ($)
Mr. Bilbrey	150	(2)	1,767,969	(2)	541,838	464,092	1,005,930
Ms. Little	75		354,808		108,740	180,065	288,805
Ms. Buck	85		554,754		170,018	232,997	403,015
Mr. O’Day	65		370,880		113,665	155,770	269,435
Ms. Turner	70		419,394		128,534	212,842	341,376
Mr. McConville	45		142,326		43,620	49,814	93,434

(1)	Target award is based upon actual salary received in 2015.

(2)	Mr. Bilbrey’s target was initially set at 140% in January 2015. Upon his appointment as Chairman of the Board, Mr. Bilbrey’s target increased to 150%.

The 2015 OHIP payments are included in Column (g) of the 2015 Summary Compensation Table for each NEO.

Long-Term Incentives

We provide long-term incentive opportunities to motivate, retain and reward our NEOs for their contributions to multi-year performance in achieving strategies and improving long-term share value. In February of each year, the Compensation Committee awards long-term incentive grants, including PSUs and stock options, to our NEOs.

The Compensation Committee, and the independent directors in the case of our CEO, determines the value of long-term incentive awards made to each NEO by considering the NEO’s target total direct compensation against internal and external references. The target award percentages approved in February 2015, or at the time of hire for Ms. Little, expressed as a percentage of base salary, were:

Name	Target Long- Term Incentive Award (% of Salary)	Percent of Target Total Direct Compensation (%)
Mr. Bilbrey	475	65.8
Ms. Little	170	49.3
Ms. Buck	210	53.2
Mr. O’Day	170	50.7
Ms. Turner	170	50.0
Mr. McConville	80	35.6

The Compensation Committee values PSUs using the closing stock price of the Company’s Common Stock on the NYSE on the date of grant. The Compensation Committee values stock options using the value of the stock options at the date of grant as determined for financial reporting purposes (the Black-Scholes value). Overall, after taking into account the long-term incentive awards made in 2015, the target total direct compensation of our NEOs (excluding interim officers) was set within the second and third quartiles of target total direct compensation for comparable positions in the 2015 Peer Group and survey composite data.

Performance Stock Unit Targets and Results

PSUs are granted to NEOs and other executives in a position to affect the Company’s long-term results. At the start of each three-year cycle, a contingent target number of PSUs is established for each executive. This target is expressed as a percentage of the executive’s base salary and is determined as part of a total compensation package based on the peer group and survey composite benchmarks. The PSU award generally represents approximately one-half of the recipient’s long-term incentive compensation target award. Dividends are not paid on PSU awards during the three-year performance cycle.

The performance objectives for the 2013-2015 performance cycle awarded in 2013 were based upon the following metrics:

•	Three-year relative TSR versus the Financial Peer Group described below;

•	Three-year compound annual growth rate (“CAGR”) in organic net sales outside the United States and Canada;

•	Three-year CAGR in adjusted earnings per share-diluted measured against an internal target; and

•	Annual (as opposed to three-year) growth in adjusted earnings per share-diluted measured against an internal target for each year of the three-year performance cycle.

The Compensation Committee selected these metrics to measure performance against internal targets aligned with our stockholders’ interests and investment returns offered by our peer companies. Although the Company decided to utilize one common peer group beginning in 2015, PSU cycles prior to 2015 still utilize our Financial Peer Group. The Financial Peer Group is a high-performing group of companies with whom we compete for investors in the food and beverage industry. Initially the

Compensation Committee approved a Financial Peer Group of 15 companies with median revenues of $7.9 billion. As a result of corporate transactions, H.J. Heinz Co., Hillshire Brands, Ralcorp Holdings, Inc. and Kraft Foods Group were removed from the Financial Peer Group. Therefore, 11 companies remained in the 2013-2015 cycle for use in assessing our Company’s 2013-2015 TSR.

Companies included in the Financial Peer Group for the 2013-2015 PSU cycle award were:

Campbell Soup Company	Kellogg Company
ConAgra Foods, Inc.	McCormick & Company, Inc.
Dean Foods Company	Molson Coors Brewing Company
Dr Pepper Snapple Group, Inc.	Mondelez International
General Mills, Inc.	The J. M. Smucker Company
Hormel Foods Corporation

The Compensation Committee approves the annual adjusted earnings per share-diluted target for each year of the three-year performance cycle at the beginning of the performance year. The annual component allows the Compensation Committee to establish performance targets that reflect current business conditions, thus strengthening the link between pay and performance for each year of the three-year cycle. Payment of any amounts earned, including amounts based on the annual performance goals, will be made in shares of our Common Stock at the conclusion of the three-year performance cycle. The maximum award for any participant in a performance cycle is 250% of the contingent target award.

Targets and results for the 2013-2015 performance cycle and the Company’s TSR and financial performance during the three-year cycle were as follows:

Metric	Target		Actual Performance		Target Award Weighting (%)	Final Performance Score (%)
Total Shareholder Return	50th Percentile		9th Percentile		50.00	0.00
Three-year CAGR in Organic Net Sales Outside the United States and Canada	21.7% CAGR	(1)	4.7% CAGR	(1)	15.00	0.00
Three-year CAGR in Adjusted Earnings per Share-Diluted(3)	10.0% CAGR	(1),(2)	11.2% CAGR	(1),(2)	15.00	23.75
2013 Adjusted Earnings per Share-Diluted(3)	$3.61 (11.4% increase)		$3.72 (14.8% increase)		6.67	11.16
2014 Adjusted Earnings per Share-Diluted(3)	$4.10 (10.2% increase)	(1)	$3.98 (7.0% increase)	(1)	6.66	3.10
2015 Adjusted Earnings per Share-Diluted(3)	$4.34 (9.0% increase)		$4.12 (3.5% increase)		6.67	4.03
Total					100.00	42.04

(1)	Results for our Shanghai Golden Monkey business were excluded from the following metrics as the acquisition was made in September 2014:

•	Three-year CAGR in organic net sales outside the United States and Canada;

•	Three-year CAGR in adjusted earnings per share-diluted; and

•	2014 adjusted earnings per share-diluted.

(2)	Results for our Mauna Loa business were excluded from the three-year CAGR in adjusted earnings per share-diluted as the divestiture was completed in February 2015.

(3)	Adjusted earnings per share-diluted is a non-GAAP performance measure. For more information regarding how we define adjusted earnings per share-diluted and our use of non-GAAP performance measures, please see footnote (1) on page 42.

At the conclusion of each three-year and annual performance period, the Compensation Committee reviews the level of performance achieved and the percentage, if any, of the applicable portion of the target number of PSUs earned. In determining the final performance cycle score, negative adjustments may be made by the Compensation Committee to the Company’s performance score to take into account extraordinary or unusual items occurring during the period. No adjustments were made in determining the 42.04% performance score or the number of PSUs earned by our NEOs for the 2013-2015 performance cycle.

The performance metrics and weightings for the 2014-2016 and 2015-2017 performance cycles are the same as the 2013-2015 performance cycle. Actual Company results of $4.12 for the 2015 adjusted earnings per share-diluted metric reflected a 3.5% increase from 2014 but did not meet the 2015 target of $4.34. As a result, 4.03% of the final award was earned for this metric in the 2014-2016 and 2015-2017 performance cycles. These PSUs will be paid at the end of each of the applicable three-year performance cycles to participating executives who are entitled to payouts under the terms of the program.

See Column (e) of the 2015 Summary Compensation Table on page 61, Columns (f) through (h) of the 2015 Grants of Plan-Based Awards Table on page 64, Columns (i) and (j) of the Outstanding Equity Awards at 2015 Fiscal-Year End Table on page 66 and Columns (d) and (e) of the 2015 Option Exercises and Stock Vested Table on page 68 for more information about PSUs awarded to the NEOs.

Stock Options

Stock options are an important element of our long-term incentive program, enabling us to align the interests of NEOs with those of stockholders. In general, stock options are awarded annually to the Company’s executives as well as to other key managerial employees. Stock options entitle the holder to purchase a fixed number of shares of Common Stock at a set price during a specified period of time. The right to exercise the options is subject to a vesting schedule. Because stock options vest over time and only have value if the price of our Common Stock increases, they encourage efforts to enhance long-term stockholder value.

The Compensation Committee sets guidelines for the value of stock options to be awarded based on competitive compensation data. The stock option award represents approximately one-half of the NEO’s long-term incentive compensation target award. In 2015, the target number of stock options awarded to each NEO was determined by multiplying the NEO’s base salary by one-half of his or her target long-term incentive award percentage divided by the Black-Scholes value of each option on the grant date. The Black-Scholes option-pricing model is described in Note 10 to the Consolidated Financial Statements contained in the 2015 Annual Report on Form 10-K that accompanies this Proxy Statement. The actual number of options awarded may vary from the target level based on each NEO’s individual performance evaluation.

Stock options vest in equal increments over four years and have a 10-year term. As required by the EICP, the options have an exercise price equal to the closing market price of the Common Stock on the NYSE on the date of the award.

See Column (f) of the 2015 Summary Compensation Table, Columns (j) through (l) of the 2015 Grants of Plan-Based Awards Table, Columns (b) through (f) of the Outstanding Equity Awards at 2015 Fiscal-Year End Table and Columns (b) and (c) of the 2015 Option Exercises and Stock Vested Table for more information on stock options awarded to the NEOs.

Restricted Stock Units

The Compensation Committee awards Restricted Stock Units (“RSUs”) to NEOs and other executives from time to time as special incentives. RSUs also are awarded by the Compensation Committee to replace compensation forfeited by newly-hired executive officers and by the CEO to employees other than executive officers from the RSU pool described below. In 2015, the Compensation Committee granted an RSU award to Ms. Little to replace compensation forfeited as a result of her leaving her previous employer. See Column (e) of the 2015 Summary Compensation Table and Column (i) of the 2015 Grants of Plan-Based Awards Table for more information on RSUs awarded to the NEOs.

Equity Pools

To ensure flexibility in providing awards for recruitment, retention, performance recognition or in conjunction with a promotion, the Compensation Committee is authorized under the EICP to establish a stock option pool, a PSU pool, a RSU pool and a separate CEO discretionary equity pool for use by our CEO for such purposes. The pools are available for approximately 12 months from the date created. The Compensation Committee determines whether to establish any or all of these pools annually. Options, PSUs and RSUs remaining in any pool at the end of the period do not carry over to pools established for a subsequent period. The CEO may not make discretionary awards from any pool to the NEOs. Awards from the CEO pools and the CEO discretionary equity pool are made monthly according to an annually pre-determined schedule. The exercise price for the options is based on the closing price of our Common Stock on the date of the award.

Perquisites

Executive perquisites are kept to a minimal level relative to a NEO’s total compensation and do not play a significant role in our executive compensation program. The perquisites that we provide, including personal use of Company aircraft, security services for our CEO, and financial counseling and tax preparation reimbursement, are of the type that we believe promote the efficiency, effectiveness and focus of our NEOs in the performance of their duties. See the footnotes to Column (i) of the 2015 Summary Compensation Table for information regarding the perquisites received by our NEOs.

Our CEO and the other NEOs are eligible to participate in our Gift Matching Program on the same basis as other employees, retirees or their spouses. Through the Gift Matching Program, we match contributions made to one or more non-profit organizations on a dollar-for-dollar basis up to a maximum aggregate contribution of $5,000 per employee annually. These matching contributions are not considered compensation and are not included in Column (i) of the 2015 Summary Compensation Table.

Retirement Plans

NEOs participate in our tax-qualified defined benefit pension plan (“pension plan”) and tax-qualified defined contribution 401(k) plan (“401(k) plan”) on the same basis as other salaried employees of the Company. Internal Revenue Code (“IRC”) regulations do not permit the Company to use base salary and other compensation paid above certain limits to determine the benefits earned by the NEOs under tax-qualified plans. The Company maintains a defined benefit Supplemental Executive Retirement Plan (“DB SERP”), a defined contribution Supplemental Executive Retirement Plan (“DC SERP”) and a Deferred Compensation Plan to provide these and additional benefits that are comparable to those offered by our peers. Under the provisions of the Deferred Compensation Plan, our NEOs may elect to defer payments from the DB SERP, DC SERP, OHIP, PSU and RSU awards, but not stock options or base salary.

The DB SERP was closed to new participants in 2006. No new participants have been or will be added to the DB SERP. NEOs and other senior executives reporting to the CEO not eligible for the DB SERP are considered by the Compensation Committee for participation in the DC SERP. In comparison, the DC SERP typically yields a lower benefit than the DB SERP upon retirement. The Company believes that the DB SERP, DC SERP and Deferred Compensation Plan help, in the aggregate, to attract and retain executive talent, as similar plans are often components of the executive compensation programs within our Peer Group. The DC SERP was established as part of our Deferred Compensation Plan and is not a separate plan.

See the 2015 Pension Benefits Table and accompanying narrative beginning on page 68 and the 2015 Non-Qualified Deferred Compensation Table and accompanying narrative beginning on page 70 for more information regarding the DB SERP, DC SERP and other retirement benefits.

Employment Agreements

We have not entered into employment agreements with any NEO, except for Mr. Bilbrey.

The Company entered into an employment agreement with Mr. Bilbrey in August 2012, which provides for Mr. Bilbrey’s continued employment as President and CEO and as a member of the Board of Directors. In November 2015, the Company and Mr. Bilbrey entered into an amendment to this employment agreement to reflect revisions to Mr. Bilbrey’s compensation and other benefits as a result of his election as Chairman of the Board. The employment agreement does not have a specified term. In the event Mr. Bilbrey’s employment is terminated by the Company without Cause or he resigns for Good Reason (in each case as defined in the employment agreement), Mr. Bilbrey will be entitled to certain severance benefits. In the event of his termination after a change in control, Mr. Bilbrey will be eligible to receive benefits under the Executive Benefits Protection Plan (Group 3A) (“EBPP 3A”). He is not entitled to an excise tax gross-up. The employment agreement subjects Mr. Bilbrey to certain non-competition and non-solicitation covenants under the ECRCA and to compensation recovery (clawback) to the extent required by applicable law and regulations.

See the discussion beginning on page 72 for information regarding the payments Mr. Bilbrey would receive in the event of termination or a change in control.

Severance and Change in Control Plans

Mr. McConville is covered by our Executive Benefits Protection Plan (Group 3) (“EBPP 3”), while all other NEOs are covered by our EBPP 3A. The EBPP 3A and EBPP 3 are intended to help us attract and retain executive talent and maintain a stable work environment in the event of activity that could potentially result in a Change in Control. The severance protection provided under the EBPP 3A and the EBPP 3 upon a Change in Control is based upon a “double trigger.” The terms of the plans generally provide that a covered NEO whose employment with the Company terminates in qualifying circumstances within two years after a Change in Control of the Company is entitled to certain severance payments and benefits. The EBPP 3A and EBPP 3 also provide severance benefits in the event of involuntary termination without Cause unrelated to a Change in Control or voluntary termination for Good Reason within two years after election of a new CEO. Change in Control, Cause and Good Reason are defined in the EBPP 3A and EBPP 3, as applicable.

See the discussion beginning on page 72 for information regarding the payments that would be due to our NEOs under the EBPP 3A and EBPP 3 in the event of an applicable termination of employment or a Change in Control.

Compensation Policies and Practices

Clawbacks

Under the EICP, when an individual’s actions result in the filing of financial documents not in compliance with financial reporting requirements, the Company has the right to recoup or require repayment of an award earned or accrued during the twelve-month period following the first public issuance or filing with the SEC of the financial document not in compliance with such financial reporting requirement. Repayment or clawback occurs where the material noncompliance results from misconduct, the participant’s knowledge or gross negligence in engaging in the misconduct or failing to prevent the misconduct, or if the participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Action of 2002.

In 2008, the Company initiated the execution of the ECRCA by executive officers as a condition for the receipt of long-term incentive awards and, for new executive officers, also as a condition of employment. The purpose of the ECRCA is to protect the Company and further align the interests of the executive officer with those of the Company. The terms of the ECRCA prohibit the executive from misusing or disclosing the Company’s confidential information, competing with the Company in specific categories for a period of 12 months following separation from employment, recruiting or soliciting the Company’s employees, or disparaging the Company’s reputation in any way. For those officers or employees based outside the U.S., the restrictive covenants and terms may be modified to comply with local laws.

Failure to comply with the provisions of the ECRCA may result in cancellation of the unvested portion of PSU and RSU awards, cancellation of any unexercised stock options and a requirement for repayment of amounts received from equity awards during the last year of employment, as well as any amounts received from the DB SERP or DC SERP.

Tax Considerations

The anticipated cost of the various components of executive compensation is also a factor in the Compensation Committee’s deliberations. Section 162(m) of the IRC may limit the Company’s ability to deduct certain compensation in excess of $1 million paid to our CEO or to our other NEOs who are employed on the last day of the fiscal year (other than officers who served as CFO during the year). This limitation does not apply to compensation that qualifies as “performance-based” under applicable Internal Revenue Service (“IRS”) regulations or that is paid after termination of employment. The Compensation Committee has considered the effect of Section 162(m) of the IRC on the Company’s executive compensation program. The Compensation Committee exercises discretion in setting base salaries, structuring incentive compensation awards and in determining payments in relation to levels of achievement of performance goals. The Compensation Committee believes that the total compensation program for NEOs should be managed in accordance with the objectives outlined in the Company’s compensation philosophy and in the best overall interests of the Company’s stockholders. Accordingly, compensation paid by the Company may not be deductible because such compensation exceeds the limitations, or does not meet the “performance-based” or other requirements, for deductibility under Section 162(m) of the IRC.

Section 409A of the IRC specifies certain rules and limitations regarding the operation of our Deferred Compensation Plan and other retirement programs. Failure to comply with these rules could subject participants in those plans and programs to additional income tax and interest penalties. We believe our plans and programs comply with Section 409A of the IRC.

Stock Ownership Guidelines

The Compensation Committee believes that requiring NEOs and other executive officers to hold significant amounts of our Common Stock strengthens their alignment with the interest of our stockholders and promotes achievement of long-term business objectives. Our executive stock ownership policy has been in place for more than 20 years. The Compensation Committee reviews ownership requirements annually to ensure they are aligned with external market comparisons.

Executives with stock ownership requirements have five years from their initial election to their position to accumulate and hold the minimum number of shares required. For purposes of this requirement, “shares” include shares of our Common Stock that are owned by the executive, unvested time-based RSUs, PSUs earned for the annual segments of open performance cycles and vested RSUs and PSUs that have been deferred by the executive as Common Stock units under our Deferred Compensation Plan. It is anticipated that executives will hold a significant number of the shares earned from PSU and RSU awards and the exercise of stock options to satisfy their obligations. Minimum stockholding requirements for the CEO and the other NEOs are as follows:

Position	Stock Ownership Level
CEO	5 times base salary
CFO and Senior Vice Presidents	3 times base salary
Other executives subject to stockholding requirements	1 times base salary

The dollar value of shares which must be acquired and held equals a multiple of the individual executive’s base salary. Stockholding requirements are updated whenever a change in base salary occurs. Failure to reach the minimum within the five-year period results in a notification letter to the executive, with a copy to the CEO, and a requirement that future stock option exercises and PSU payments be settled by retaining at least 50% of the shares of Common Stock received until the minimum ownership level is attained. The Compensation Committee receives an annual summary of each individual executive’s ownership status to monitor compliance.

COMPENSATION COMMITTEE REPORT

To Our Stockholders:

We have reviewed and discussed with management the Compensation Discussion & Analysis, beginning on page 42. Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this Proxy Statement.

Submitted by the Compensation and Executive Organization Committee of the Board of Directors:

James M. Mead, Chair

Mary Kay Haben

Robert M. Malcolm

Anthony J. Palmer

David L. Shedlarz

The independent members of the Board of Directors who are not members of the Compensation and Executive Organization Committee join in the Compensation Committee Report with respect to the approval of Mr. Bilbrey’s compensation.

Pamela M. Arway

Robert F. Cavanaugh

Charles A. Davis

James E. Nevels

Thomas J. Ridge

2015 Summary Compensation Table

The following table and explanatory footnotes provide information regarding compensation earned by, held by, or paid to, individuals holding the positions of Chief (Principal) Executive Officer and Chief (Principal) Financial Officer during 2015 and the three most highly compensated of our other executive officers, which collectively comprise our NEOs. The following table provides information with respect to 2015, as well as 2014 and 2013 compensation where required. 2014 and 2013 information is not provided for Ms. Little and Mr. McConville because they were not NEOs in those years, and 2014 information is not provided for Ms. Turner because she was not a NEO in 2014.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non- Equity Incentive Plan Compen- sation(5) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(6) ($)	All Other Compen- sation(7) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mr. Bilbrey	2015	1,204,616	—	3,146,305	2,844,073	1,005,930	2,438,084	170,991	10,809,999
Chairman of the Board, President and CEO	2014	1,164,462	—	3,947,534	4,123,889	1,018,395	7,293,845	229,276	17,777,401
	2013	1,129,327	—	3,572,564	3,037,501	2,526,686	3,299,185	260,423	13,825,686
Ms. Little	2015	482,308	—	2,172,076	510,003	288,805	—	246,579	3,699,771
Senior Vice President, CFO
Ms. Buck	2015	655,310	—	746,418	685,505	403,015	587,394	73,220	3,150,862
President, North America	2014	642,461	—	944,845	1,008,038	307,046	1,312,980	69,596	4,284,966
	2013	537,359	—	723,678	610,254	658,414	195,971	65,615	2,791,291
Mr. O’Day	2015	572,845	—	538,594	485,067	269,435	—	168,052	2,033,993
Senior Vice President,	2014	567,172	—	695,571	576,407	222,292	—	231,604	2,293,046
Chief Supply Chain Officer	2013	543,081	—	679,791	551,853	545,957	—	222,152	2,542,834
Ms. Turner	2015	602,308	—	550,394	765,062	341,376	—	196,234	2,455,374
Senior Vice President, General Counsel and Secretary	2013	491,885	—	465,978	367,566	456,483	—	238,855	2,020,767
Mr. McConville	2015	317,621	—	139,815	151,970	93,434	—	37,071	739,911
Vice President, Chief Accounting Officer, previously interim PFO

(1)	Column (c) reflects base salary earned, on an accrual basis, for the years indicated and includes IRC Section 125 deductions pursuant to The Hershey Company Flexible Benefits Plan and amounts deferred by the NEOs in accordance with the provisions of the 401(k) plan.

(2)	Column (d) indicates that no discretionary bonuses were paid to the NEOs in 2015, 2014 or 2013.

(3)	Column (e) shows the aggregate grant date fair value of contingent target PSU awards granted to the NEOs in the years indicated. The assumptions used to determine the grant date fair value of awards listed in Column (e) are set forth in Note 10 to the Company’s Consolidated Financial Statements included in our 2015 Annual Report on Form 10-K that accompanies this Proxy Statement. The amounts in Column (e) do not reflect the value of shares actually received or which may be received in the future with respect to such awards.

For 2015, the amount shown in Column (e) includes the aggregate grant date fair value of contingent target PSU awards for the 2015-2017 performance cycle and, with the exception of Ms. Little, the 2015 adjusted earnings per share-diluted component of the 2014-2016 and 2013-2015 performance cycles.

The number of contingent target PSUs awarded in 2015 to each NEO is shown on the 2015 Grants of Plan-Based Awards Table in Column (g). Assuming the highest level of performance is achieved for each of the PSU awards included in Column (e), the value of the awards at grant date for each of the NEOs would be as follows:

Name	Year	Maximum Value at Grant Date ($)
Mr. Bilbrey	2015	7,308,849
	2014	7,858,523
	2013	7,736,858
Ms. Little	2015	1,105,137
Ms. Buck	2015	1,732,476
	2014	1,872,631
	2013	1,568,234
Mr. O’Day	2015	1,251,856
	2014	1,389,453
	2013	1,481,029
Ms. Turner	2015	1,276,533
	2013	991,177
Mr. McConville	2015	324,932

For Ms. Little, the amount shown in Column (e) also includes the grant date fair value of a RSU award granted to her to replace compensation forfeited as a result of her leaving her prior employer. The unvested portion of this RSU award is included in the amounts presented in Columns (g) and (h) of the Outstanding Equity Awards at 2015 Fiscal-Year End Table. The number of shares acquired and value received by the NEOs with respect to PSU and RSU awards that vested in 2015 is included in Columns (d) and (e) of the 2015 Option Exercises and Stock Vested Table.

(4)	Column (f) presents the grant date fair value of stock options awarded to the NEOs for the years indicated and does not reflect the value of shares actually received or which may be received in the future with respect to such stock options. The assumptions we made to determine the value of these awards are set forth in Note 10 to the Company’s Consolidated Financial Statements included in our 2015 Annual Report on Form 10-K that accompanies this Proxy Statement. The number of stock options awarded to each NEO during 2015 appears in Column (j) of the 2015 Grants of Plan-Based Awards Table.

(5)	Column (g) reflects the OHIP payments made to each NEO based upon actual salary received in 2015.

(6)	Column (h) reflects the aggregate change in the actuarial present value of the NEO’s retirement benefit under the Company’s pension plan and the DB SERP. The change in value calculation uses the same discount rate and mortality rate assumptions as the 2014 and 2015 audited financial statements, as applicable, and measures the change in value between the pension plan measurement date in the 2014 and 2015 audited financial statements. The change in value during a year is primarily driven by three factors: 1) changes in valuation assumptions; 2) changes in the NEO’s pensionable earnings; and 3) an additional year of service and age. During 2014, each of these factors contributed significantly to the increase in the pension value. During 2015, the primary driver of the increase in pension value was the additional year of age and service. The impact of changes in valuation assumptions and pensionable earnings during 2015 were relatively smaller and mostly offsetting. The amounts in Column (h) do not reflect amounts paid or that might be paid to the NEO.

Mmes. Little and Turner and Mr. O’Day participate in the DC SERP rather than the DB SERP. The DC SERP is established under the Company’s Deferred Compensation Plan. DC SERP contributions for Mmes. Little and Turner and Mr. O’Day are included in Column (i) as explained in more detail in footnote (7) below. Mr. McConville does not participate in the DB SERP or the DC SERP.

The NEOs also participate in our non-qualified, non-funded Deferred Compensation Plan under which deferred amounts are credited with notional earnings based on the performance of one or more third-party investment options available to all participants in our 401(k) plan. No portion of the notional earnings credited during 2015 was “above market” or “preferential.” Consequently, no Deferred Compensation Plan earnings are included in amounts reported in Column (h) above. See the 2015 Pension Benefits Table and the 2015 Non-Qualified Deferred Compensation Table for more information on the benefits payable to the NEOs under the pension plan, DB SERP and Deferred Compensation Plan.

(7)	All other compensation includes amounts as described below:

		Retirement Income						Perquisites and Other Benefits
Name	Year	401(k) Match ($)	Supple- mental 401(k) Match(a) ($)	Supple- mental Retire- ment Contri- bution ($)	DC SERP Contri- bution ($)	Core Retirement Contri- bution(b) ($)	Supple- mental Core Retirement Contri- bution(b) ($)	Personal Use of Company Aircraft(c) ($)	Security Services(d) ($)	Company- Paid Financial Counseling(e) ($)	Reimburse- ment of Personal Tax Return Prepa- ration Fee(e) ($)	Relocation Expenses and Related Taxes(f) ($)
Mr. Bilbrey	2015	11,925	87,882	980	—	—	—	52,825	7,479	8,400	1,500	—
	2014	11,700	154,189	926	—	—	—	—	52,561	8,400	1,500	—
	2013	11,475	137,599	872	—	—	—	49,584	51,693	8,400	800	—
Ms. Little	2015	11,925	9,363	—	59,135	7,950	6,242	—	—	12,379	—	139,585
Ms. Buck	2015	11,925	31,261	859	—	—	—	18,975	—	10,200	—	—
	2014	11,700	46,692	805	—	—	—	—	—	8,914	1,485	—
	2013	11,475	37,789	751	—	—	—	6,050	—	8,750	800	—
Mr. O’Day	2015	11,925	23,754	—	99,110	7,950	15,836	—	—	8,400	1,077	—
	2014	11,700	38,285	—	138,847	7,800	25,523	—	—	8,400	1,049	—
	2013	11,475	36,439	—	133,095	7,650	24,293	—	—	8,400	800	—
Ms. Turner	2015	11,925	28,515	—	112,334	7,950	19,010	—	—	15,000	1,500	—
	2013	11,475	19,035	—	84,749	7,650	12,690	—	—	7,500	800	94,956
Mr. McConville	2015	11,925	—	—	—	7,950	4,541	—	—	12,655	—	—

(a)	Employees who earn over the IRS compensation limit and/or defer any portion of their OHIP award are eligible for the Supplemental 401(k) Match, contingent on the employee contributing an amount to the 401(k) plan equal to the annual pre-tax limit established by the IRS. Messrs. Bilbrey and O’Day and Mmes. Little, Buck, and Turner are eligible to receive a Supplemental 401(k) Match Contribution equal to 4.5% of the amount by which their income exceeds the IRS compensation limit.

(b)	As are all new hires of the Company since January 1, 2007, Mmes. Little and Turner and Messrs. O’Day and McConville are eligible to receive a contribution to their 401(k) plan account equal to 3% of base salary and OHIP up to the maximum amount permitted by the IRS. We call this contribution the Core Retirement Contribution (“CRC”). They also are eligible to receive a Supplemental Core Retirement Contribution (“Supplemental CRC”) equal to the amount by which the CRC exceeds the IRS limit.

(c)	The value of any personal use of Company aircraft by the NEOs is based on the Company’s aggregate incremental per-flight hour cost for the aircraft used and flight time of the applicable flight. The incremental per-flight hour cost is calculated by reference to fuel, maintenance (labor and parts), crew, landing and parking expenses.

(d)	From time to time the Company provides security services for Mr. Bilbrey when the Company determines that conditions warrant such services for the safety and protection of Mr. Bilbrey and his family. The amount reported is the Company’s incremental cost for such services.

(e)	For 2015, Ms. Buck and Mr. McConville used The Ayco Company, L.P. (“Ayco”) for both financial counseling and personal tax return preparation services. Because Ayco charges a combined rate for these services, the fee for both services is captured in the Company-Paid Financial Counseling column. Based on the timing of Ms. Little’s hire, no tax preparation reimbursement was paid in 2015.

(f)	Ms. Little joined the Company in 2015 and received Company relocation benefits totaling $119,567 for shipment of household goods, temporary living assistance and miscellaneous allowances, home finding trips, assistance in selling her prior residence and assistance in purchasing her new residence. She also received a net tax gross up totaling $20,018 to offset the amounts imputed to her income as a result of these benefits.

2015 Grants of Plan-Based Awards Table

The following table and explanatory footnotes provide information with regard to the potential cash award that each NEO had the opportunity to earn during 2015 under the OHIP, and with regard to PSUs, RSUs and stock options awarded to each NEO during 2015, as applicable. The amounts that were actually earned under the OHIP during 2015 by the NEOs are set forth in Column (g) of the 2015 Summary Compensation Table.

Name	Grant Date(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#)	All Other Option Awards: Number of Securities Under- lying Options(5) (#)	Exercise or Base Price of Option Awards(6) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(7) ($)
		Thresh- old ($)	Target ($)	Maximum ($)	Thresh- old (#)	Target (#)	Maxi- mum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Mr. Bilbrey	02/17/2015	6,188	1,767,969	3,535,938	105	27,604	69,010	—	147,285	105.91	5,990,378
Ms. Little	04/15/2015	1,242	354,808	709,616	17	4,392	10,980	16,543	28,830	100.65	2,682,079
Ms. Buck	02/17/2015	1,942	554,754	1,109,508	25	6,543	16,358	—	35,500	105.91	1,431,923
Mr. O’Day	02/17/2015	1,298	370,880	741,760	18	4,728	11,820	—	25,120	105.91	1,023,661
Ms. Turner	02/17/2015	1,468	419,394	838,788	18	4,821	12,053	—	39,620	105.91	1,315,456
Mr. McConville	02/17/2015	498	142,326	284,652	5	1,227	3,068	—	7,870	105.91	291,785

(1)	Column (b) represents the grant date for the PSUs reflected in Columns (f), (g) and (h), the RSUs reflected in Column (i) and the stock options reflected in Column (j). All awards were made under the EICP.

(2)	Columns (c), (d) and (e) represent the threshold, target and maximum potential amounts that each NEO had the opportunity to earn based on the OHIP targets approved for the NEOs in February 2015 and adjusted for Mr. Bilbrey’s target change in April 2015. All amounts shown in Columns (c), (d) and (e) are based upon actual salary received in 2015.

The threshold amount is the amount that would have been payable had the minimum individual performance score been achieved and the Company performance score been zero. The target amount is the amount that would have been payable had the business and individual performance scores been 100% on all metrics. The maximum amount is the amount that would have been payable had the maximum score been achieved on all metrics.

(3)	Columns (f), (g) and (h) represent the number of threshold, target and maximum potential PSUs that can be earned for the 2015-2017 performance cycle and for the 2015 adjusted earnings per share-diluted component of the 2014-2016 and 2013-2015 performance cycles.

Each PSU represents the value of one share of our Common Stock. The number of PSUs earned for the 2015-2017 performance cycle and for the 2015 adjusted earnings per share-diluted component of the 2014-2016 and 2013-2015 performance cycles will depend upon achievement against the metrics explained in the Compensation Discussion & Analysis under “Performance Stock Unit Targets and Results” beginning on page 53.

Payment, if any, will be made in shares of the Company’s Common Stock at the conclusion of the three-year performance cycle. The Compensation Committee will approve the targets for the annual adjusted earnings per share-diluted metrics at the beginning of each of the three years in the performance cycle. The minimum award as shown in Column (f) is the number of shares payable for achievement of the threshold level of performance on one of the metrics and the maximum award as shown in Column (h) is the number of shares payable for achievement of the maximum level of performance on all metrics.

More information regarding PSUs and the 2015 awards can be found in the Compensation Discussion & Analysis and the Outstanding Equity Awards at 2015 Fiscal-Year End Table.

(4)	Column (i) represents the number of RSUs granted to Ms. Little on April 15, 2015 to replace compensation forfeited as a result of her leaving her prior employer.

(5)	Column (j) represents the number of options awarded to each NEO. Target option awards were determined by multiplying one-half of the executive’s long-term incentive target percentage times his or her 2015 base salary, divided by the Black-Scholes value of (i) $19.31 per option for each NEO other than Ms. Little, or (ii) $17.69 per option for Ms. Little. The Black-Scholes value is based on the option exercise price, which is equal to the closing price of the Company’s Common Stock on the NYSE on the award date. The actual number of options awarded varied from the target level based on the executive’s performance evaluation for the year ended December 31, 2014.

Stock option awards vest in 25% increments over four years and have a 10-year term. Information on the treatment of stock options upon retirement, death, disability, termination, or Change in Control can be found in Potential Payments upon Termination or Change in Control beginning on page 72.

(6)	Column (k) presents the exercise price for each option award based upon the closing price of the Company’s Common Stock on the NYSE on the award date shown in Column (b).

(7)	Column (l) presents the aggregate grant date fair value of the target number of PSUs reported in Column (g), the number of RSUs reported in Column (i) and the number of stock options reported in Column (j), in each case as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used in determining these amounts are set forth in Note 10 to the Company’s Consolidated Financial Statements included in our 2015 Annual Report on Form 10-K that accompanies this Proxy Statement.

Outstanding Equity Awards at 2015 Fiscal-Year End Table

The following table and explanatory footnotes provide information regarding unexercised stock options and unvested stock awards held by our NEOs as of December 31, 2015:

Name	Option Awards(1)					Stock Awards
	Number of Securities Underlying Unexercised Options- Exercisable(2) (#)	Number of Securities Underlying Unexercised Options- Unexercisable(3) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(4) (#)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(5) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mr. Bilbrey	—	147,285	—	105.91	02/16/2025	—	—	26,967	2,407,344
	47,818	143,457	—	105.96	02/17/2024	—	—	28,750	2,566,513
	105,322	105,323	—	81.73	02/18/2023	—	—	—	—
	155,527	51,843	—	60.68	02/20/2022	—	—	—	—
	71,275	—	—	55.48	05/17/2021	—	—	—	—
	25,328	—	—	51.42	02/21/2021	—	—	—	—
Total	405,270	447,908	—	—	—	—	—	55,717	4,973,857
Ms. Little	—	28,830	—	100.65	04/14/2025	16,543	1,504,934	5,068	452,420
Total	—	28,830	—	—	—	16,543	1,504,934	5,068	452,420
Ms. Buck	—	35,500	—	105.91	02/16/2025	—	—	6,472	577,755
	11,688	35,067	—	105.96	02/17/2024	—	—	7,000	624,890
	21,160	21,160	—	81.73	02/18/2023	—	—	—	—
	27,338	13,669	—	60.68	02/20/2022	—	—	—	—
	10,369	—	—	51.42	02/21/2021	—	—	—	—
Total	70,555	105,396	—	—	—	—	—	13,472	1,202,645
Mr. O’Day	—	25,120	—	105.91	02/16/2025	—	—	4,580	408,857
	6,683	20,052	—	105.96	02/17/2024	—	—	5,000	446,350
	19,135	19,135	—	81.73	02/18/2023	—	—	—	—
	37,417	12,473	—	60.68	02/20/2022	—	—	—	—
	37,875	—	—	51.42	02/21/2021	—	—	—	—
Total	101,110	76,780	—	—	—	—	—	9,580	855,207
Ms. Turner	—	39,620	—	105.91	02/16/2025	7,000	673,092	4,816	429,924
	6,210	18,630	—	105.96	02/17/2024	—	—	4,650	415,106
	12,745	12,745	—	81.73	02/18/2023	—	—	—	—
	14,007	7,004	—	72.44	07/08/2022	—	—	—	—
Total	32,962	77,999	—	—	—	7,000	673,092	9,466	845,030
Mr. McConville	—	7,870	—	105.91	02/16/2025	—	—	1,195	106,678
	2,127	6,383	—	105.96	02/17/2024	—	—	1,275	113,819
	4,000	4,000	—	81.73	02/18/2023	—	—	—	—
	5,561	1,854	—	60.68	02/20/2022	—	—	—	—
	7,260	—	—	51.42	02/21/2021	—	—	—	—
	6,555	—	—	39.26	02/22/2020	—	—	—	—
Total	25,503	20,107	—	—	—	—	—	2,470	220,497

(1)	Columns (b) through (f) represent information about stock options awarded to each NEO under the EICP. Stock option awards vest in 25% increments over four years and have a ten-year term. Information on the treatment of stock options upon retirement, death, disability, termination, or Change in Control can be found in Potential Payments upon Termination or Change in Control beginning on page 72.

(2)	Options listed in Column (b) are vested and may be exercised by the NEO at any time subject to the terms of the stock option.

(3)	Options listed in Column (c) were not vested as of December 31, 2015. The following table provides information with respect to the dates on which these options are scheduled to vest, subject to continued employment (or retirement, death or disability), prorating in the event of severance and possible acceleration in the event of a Change in Control:

Grant Date	Future Vesting Dates	Number of Options Vesting
		Mr. Bilbrey	Ms. Little	Ms. Buck	Mr. O’Day	Ms. Turner	Mr. McConville
04/15/2015	04/15/2016	—	7,207	—	—	—	—
	04/15/2017	—	7,208	—	—	—	—
	04/15/2018	—	7,207	—	—	—	—
	04/15/2019	—	7,208	—	—	—	—
02/17/2015	02/17/2016	36,821	—	8,875	6,280	9,905	1,967
	02/17/2017	36,821	—	8,875	6,280	9,905	1,968
	02/17/2018	36,821	—	8,875	6,280	9,905	1,967
	02/17/2019	36,822	—	8,875	6,280	9,905	1,968
02/18/2014	02/18/2016	47,819	—	11,689	6,684	6,210	2,128
	02/18/2017	47,819	—	11,689	6,684	6,210	2,127
	02/18/2018	47,819	—	11,689	6,684	6,210	2,128
02/19/2013	02/19/2016	52,661	—	10,580	9,567	6,372	2,000
	02/19/2017	52,662	—	10,580	9,568	6,373	2,000
07/09/2012	07/09/2016	—	—	—	—	7,004	—
02/21/2012	02/21/2016	51,843	—	13,669	12,473	—	1,854
Total per NEO		447,908	28,830	105,396	76,780	77,999	20,107

(4)	Column (g) includes 16,543 unvested RSUs awarded to Ms. Little in 2015 and 7,000 unvested RSUs awarded to Ms. Turner in 2012. Column (h) sets forth the value of the RSUs reported in Column (g) using the $89.27 closing price per share of our Common Stock on the NYSE on December 31, 2015. Column (h) also includes the value of dividend equivalents accrued through December 31, 2015, on the RSUs included in Column (g).

(5)	Based on progress to date against the performance metrics established for open PSU performance cycles, the first number in Column (i) for each NEO is the target number of PSUs potentially payable for the 2015-2017 performance cycle ending on December 31, 2017 and the second number in Column (i) for each NEO, other than Ms. Little, is the target number of PSUs potentially payable for the 2014-2016 performance cycle ending on December 31, 2016. The actual number of PSUs earned, if any, will be determined at the end of each performance cycle and may be fewer or more than the number reflected in Column (i). Column (j) sets forth the value of PSUs reported in Column (i) using the $89.27 closing price per share of our Common Stock on the NYSE on December 31, 2015.

2015 Option Exercises and Stock Vested Table

The following table and explanatory footnotes provide information with regard to amounts paid to or received by our NEOs during 2015 as a result of the exercise of stock options or the vesting of stock awards:

Name	Option Awards(1)		Stock Awards(2)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
(a)	(b)	(c)	(d)		(e)
Mr. Bilbrey	—	—	14,587		1,318,519
Ms. Little	—	—	—		—
Ms. Buck	—	—	2,943		266,018
Mr. O’Day	12,500	732,250	2,671		241,432
Ms. Turner	7,004	243,266	2,124		191,988
			7,000	(3)	675,710	(3)
Mr. McConville	6,388	440,160	674		60,923
			724	(4)	74,537	(4)

(1)	Column (b) represents the number of stock options exercised by each NEO during 2015, and Column (c) represents the market value at the time of exercise of the shares purchased less the exercise price paid.

(2)	Column (d) includes the number of PSUs earned from the 2013-2015 performance cycle that ended on December 31, 2015, as determined by the Compensation Committee, or, in the case of Mr. Bilbrey, by the independent members of our Board. The aggregate results of the 2013-2015 performance cycle exceeded the financial thresholds, but did not meet the financial targets, established at the start of the performance cycle; therefore, the number of PSUs included in Column (d) reflects payment at 42.04% of target. With the exception of Ms. Little, all of the NEOs received payment of the award in Common Stock in February 2016. In accordance with the terms of the PSU award agreement, each PSU represents one share of our Common Stock valued in Column (e) at $90.39, the closing price of our Common Stock on the NYSE on February 16, 2016, the date the Compensation Committee approved the PSU payment.

(3)	For Ms. Turner, the second number in Column (d) reflects RSUs that were distributed in 2015 from a 2012 award and the second number in Column (e) sets forth the value of such RSUs at vesting on August 9, 2015 and cash credits equivalent to dividends accrued during the vesting period. Ms. Turner elected to defer 80% of this award and to receive immediate payment in shares of the Company’s Common Stock for 20% of this award. As a result, on the vesting date of these RSUs, Ms. Turner received immediate payment of 1,400 RSUs and their respective dividends (less cash and shares withheld to meet tax obligations). Because the cash credits earned for the 5,600 shares deferred exceeded the tax liability associated with those shares, the 5,600 shares were credited to Ms. Turner’s Deferred Compensation account and she received a cash payment for the remaining dividend value (less cash withheld to meet tax obligations).

(4)	For Mr. McConville, the second number in Column (d) reflects RSUs that were distributed in 2015 from 2011 and 2012 awards. The second number in Column (e) sets forth the value of 224 RSUs at vesting on February 23, 2015, 500 RSUs at vesting on June 8, 2015 and the cash credits equivalent to dividends accrued during the vesting period.

2015 Pension Benefits Table

Mr. Bilbrey and Ms. Buck are participants in our pension plan and are fully vested in benefits under that plan. Mr. Bilbrey and Ms. Buck are also eligible to participate in our non-qualified DB SERP. No benefit is payable under the DB SERP if the executive officer terminates employment prior to age 55 or if he or she does not have five years of service with the Company. As of December 31, 2015, Mr. Bilbrey had attained age 55 with five years of services and therefore was fully vested in his DB SERP benefit.

The combination of the pension and DB SERP plans was designed to provide a benefit upon retirement at or after reaching age 60 based on a joint and survivor annuity equal to 55% of final average compensation for an executive with 15 or more years of service (reduced pro rata for each year of service under 15). Effective January 1, 2007, the benefit payable under the DB SERP to an executive who was age 50 or over as of January 1, 2007, was reduced by 10%, and the benefit payable to an executive who had not attained age 50 as of January 1, 2007, was reduced by 20%. As a result, the benefit payable to Mr. Bilbrey was reduced by 10% and the benefit payable to Ms. Buck was reduced by 20%.

Under the terms of the DB SERP, final average compensation is calculated as the sum of (i) the average of the highest three calendar years of base salary paid over the last five years of employment with the Company and (ii) the average of the highest three OHIP awards, paid or deferred, for the last five years of employment with the Company. The benefit accrued under the DB SERP is payable upon retirement (subject to the provisions of Section 409A of the IRC) as a lump sum or a life annuity with 50% benefit continuation to the participant’s surviving spouse, or payment may be deferred in accordance with the provisions of the Company’s Deferred Compensation Plan. The lump sum is equal to the actuarial present value of the joint and survivor pension earned, reduced by the lump sum value of the benefits to be paid under the pension plan and the value of the executive’s Social Security benefits. If the executive terminates employment after age 55 but before age 60, the benefit is reduced for early retirement at a rate of 5% per year for the period until the executive would have turned 60.

On November 16, 2015, the Company and Mr. Bilbrey entered into an amendment to his existing employment agreement, the effect of which was to increase, from five to ten years, the duration of the look-back period for selecting the highest three years of base salary and annual incentive payment used to calculate Mr. Bilbrey’s final average compensation for determining his benefit under the DB SERP. The amendment also established the interest rate to be applied to the calculation of amounts payable to Mr. Bilbrey under the DB SERP as the rate equal to the Lump Sum Interest Rate (as defined in the DB SERP) as of October 31, 2015.

The following table and explanatory footnote provide information regarding the present value of benefits accrued under the pension plan and the DB SERP, as applicable, for each NEO as of December 31, 2015. The amounts shown for the DB SERP reflect the reduction for the present value of the benefits under the pension plan and Social Security benefits.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Mr. Bilbrey	Pension Plan DB SERP	12 12	165,970 22,001,576	— —
Ms. Little	—	—	—	—
Ms. Buck	Pension Plan DB SERP	11 11	122,610 4,594,215	— —
Mr. O’Day	—	—	—	—
Ms. Turner	—	—	—	—
Mr. McConville	—	—	—	—

(1)	These amounts have been calculated using discount rate, mortality and other assumptions consistent with those used for financial reporting purposes as set forth in Note 9 to the Company’s Consolidated Financial Statements included in our 2015 Annual Report on Form 10-K which accompanies this Proxy Statement. The actual payments would differ due to plan assumptions. The estimated vested DB SERP benefit as of December 31, 2015, for Mr. Bilbrey was $22,132,432. The amounts are based on the final average compensation of each eligible executive officer under the terms of the DB SERP (as modified by Mr. Bilbrey’s amended employment agreement) as of December 31, 2015, as shown below:

Name	Final Average Compensation ($)
Mr. Bilbrey	3,247,087
Ms. Little	—
Ms. Buck	1,181,164
Mr. O’Day	—
Ms. Turner	—
Mr. McConville	—

2015 Non-Qualified Deferred Compensation Table

Our NEOs are eligible to participate in the Company’s Deferred Compensation Plan. The Deferred Compensation Plan is a non-qualified, non-funded plan that permits participants to defer compensation that would otherwise be paid to them currently. The Deferred Compensation Plan is intended to secure the goodwill and loyalty of participants by enabling them to defer compensation when the participants deem it beneficial to do so and by providing a vehicle for the Company to make, on a non-qualified basis, contributions that could not be made on the participants’ behalf to the 401(k) plan. The Company credits the Deferred Compensation Plan with a specified percentage of compensation for NEOs participating in the non-qualified DC SERP.

Our NEOs may elect to defer payments to be received from the DB SERP, DC SERP, OHIP, PSU and RSU awards, but not stock options or base salary. Amounts deferred are fully vested and are credited to the individual’s account under the Deferred Compensation Plan. Participants elect to receive payment at termination of employment or some other future date. DB SERP payments designated for deferral into the Deferred Compensation Plan are not credited as earned but are credited in full upon the participant’s retirement.

Payments are distributed in a lump sum or in annual installments for up to 15 years. All amounts are payable in a lump sum following a Change in Control (as such terms is defined in the EICP). All elections and payments under the Deferred Compensation Plan are subject to compliance with Section 409A of the IRC, which may limit elections and require a delay in payment of benefits in certain circumstances.

While deferred, amounts are credited with notional earnings as if they were invested by the participant in one or more investment options offered by the Deferred Compensation Plan. The investment options under the Deferred Compensation Plan consist of investment in a deferred common stock unit account that we value according to the performance of our Common Stock (for awards paid in stock) or in mutual funds or other investments available to participants in our 401(k) plan (for awards paid in cash). The participants’ accounts under the Deferred Compensation Plan fluctuate daily, depending upon performance of the investment options elected.

Effective January 1, 2007, we began crediting the deferred compensation accounts of all employees, including the NEOs, with the amount of employer matching contributions that exceed the limits established by the IRS for contribution to the 401(k) plan. These amounts are credited in the first quarter of the year after they are earned. As shown in the footnotes to the 2015 Summary Compensation Table, these amounts are designated as “Supplemental 401(k) Match” and are included as “All Other Compensation” in the year earned. These amounts also are included in Column (c) of the 2015 Non-Qualified Deferred Compensation Table in the year earned. With the exception of Ms. Little, all of the NEOs are fully vested in the Supplemental 401(k) Match credits presented and will be paid at a future date or at termination of employment, as elected by the executive subject to the provisions of Section 409A of the IRC. Ms. Little will vest in this benefit upon completion of two years of employment. If vested, she will receive payment for this benefit at termination of employment subject to the provisions of Section 409A of the IRC.

Effective January 1, 2007, we began crediting the deferred compensation accounts of all employees hired on or after January 1, 2007, including eligible NEOs, with the amount of Core Retirement Contributions that exceed the limits established by the IRS for contribution to the 401(k) plan. These amounts are credited in the first quarter of the year after they are earned. As shown in the footnotes to the 2015 Summary Compensation Table, these amounts are designated as “Supplemental Core Retirement Contribution” and are included as “All Other Compensation” in the year earned. These amounts also are included in Column (c) of the 2015 Non-Qualified Deferred Compensation Table in the year earned. Mmes. Little and Turner and Messrs. O’Day and McConville are eligible for a Supplemental CRC credit for 2015. Ms. Turner and Messrs. O’Day and McConville are fully vested in this benefit and will receive payment at termination of employment subject to the provisions of Section 409A of the IRC. Ms. Little will vest in this benefit upon completion of two years of employment. If vested, she will receive payment for this benefit at termination of employment subject to the provisions of Section 409A of the IRC.

Mmes. Little and Turner and Mr. O’Day are also eligible to participate in our DC SERP, a part of the Deferred Compensation Plan. The DC SERP provides annual allocations to the Deferred Compensation Plan equal to a percentage of compensation determined by the Compensation Committee in its sole discretion. In order to receive the annual DC SERP allocation, an executive must (i) defer into the 401(k) plan the maximum amount allowed by the Company or the IRS and (ii) be employed on the last day of the plan year, unless the executive terminates employment after age 55 and completion of five years of continuous employment preceding termination, dies or becomes disabled. After completing five years of service with the Company, an executive is vested in 10% increments based on his or her age. An executive age 46 with five years of service is 10% vested and an executive age 55 with five years of service is 100% vested. The annual DC SERP allocation for Mmes. Little and Turner and Mr. O’Day is equal to 12.5% of base salary and OHIP award for the calendar year, whether paid or deferred. Mr. O’Day is 100% vested in his DC SERP benefit, while Mmes. Little and Turner are 0% vested because they have not yet completed five years of continuous employment with the Company.

The following table and explanatory footnotes provide information relating to the activity in the Deferred Compensation Plan accounts of the NEOs during 2015 and the aggregate balance of the accounts as of December 31, 2015:

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End(4) ($)
(a)	(b)	(c)	(d)	(e)	(f)
Mr. Bilbrey	—	87,882	(877,748)	—	7,992,157
Ms. Little	—	74,740	—	—	74,740
Ms. Buck	—	31,261	(947,688)	—	7,860,495
Mr. O’Day	—	138,700	(6,473)	—	1,331,058
Ms. Turner	1,320,018	159,859	(252,670)	—	2,736,865
Mr. McConville	—	4,541	(430)	—	59,424

(1)	Column (b) reflects the value of PSU and RSU awards that otherwise would have been received by Ms. Turner during 2015 had they not been deferred under the Deferred Compensation Plan.

(2)	For Mr. Bilbrey and Ms. Buck, Column (c) reflects the Supplemental 401(k) Match contributions earned for 2015. For Mmes. Little and Turner and Mr. O’Day, Column (c) reflects the DC SERP, the Supplemental 401(k) Match contributions and the Supplemental CRC earned for 2015. For Mr. McConville, Column (c) reflects the Supplemental CRC earned for 2015. These amounts are included in Column (i) of the 2015 Summary Compensation Table.

(3)	Column (d) reflects the adjustment made to each NEO’s account during 2015 to reflect the performance of the investment options chosen by the executive. Amounts reported in Column (d) were not required to be reported as compensation in the 2015 Summary Compensation Table.

(4)	Column (f) reflects the aggregate balance credited to each NEO as of December 31, 2015, including the 2015 amounts reflected in Columns (b), (c) and (d). The following table indicates the portion of the Column (f) balance that reflects amounts disclosed in a Summary Compensation Table included in proxy statements for years prior to 2015:

Name	Amounts Reported in Previous Years(1) ($)
Mr. Bilbrey	5,945,825
Ms. Little	—
Ms. Buck	2,956,339
Mr. O’Day	1,185,209
Ms. Turner	2,402,594
Mr. McConville	—

(1)	This amount reflects the fair market value as of December 31, 2015, of vested PSU, RSU and OHIP awards as well as DC SERP, Supplemental Match and Supplemental CRC credits. The amounts disclosed in the Summary Compensation Table included in proxy statements for years prior to 2015 reflect the grant date value of such awards, rather than the fair market value as of December 31, 2015.

Potential Payments upon Termination or Change in Control

We maintain plans covering our NEOs that will require us to provide incremental compensation in the event of termination of employment or a Change in Control (as such term is defined in the applicable governing document), provided certain conditions are met.

The following narrative takes each termination of employment situation – voluntary resignation, termination for Cause, death, disability, retirement, termination without Cause, and resignation for Good Reason – and a Change in Control of the Company, and describes the additional amounts, if any, that the Company would pay or provide to the NEOs, or their beneficiaries, as a result.

The narrative below and the amounts shown reflect certain assumptions we have made in accordance with SEC rules. We have assumed that the termination of employment or Change in Control occurred on December 31, 2015, and that the value of a share of our Common Stock on that day was $89.27, the closing price on the NYSE on December 31, 2015.

In addition, in keeping with SEC rules, the following narrative and amounts do not include payments and benefits which are not enhanced by a qualifying termination of employment or Change in Control. These payments and benefits are referred to as “vested benefits” and include:

•	Vested benefits accrued under the 401(k) and pension plans;

•	Accrued vacation pay, health plan continuation and other similar amounts payable when employment terminates under programs generally applicable to the Company’s salaried employees;

•	Vested Supplemental 401(k) Match and Supplemental CRC provided to the NEOs on the same basis as all other employees eligible for Supplemental 401(k) Match and Supplemental CRC;

•	Vested benefits accrued under the DB SERP and account balances held under the Deferred Compensation Plan as previously described on pages 68 – 72; and

•	Stock options which have vested and become exercisable prior to termination of employment or Change in Control.

Voluntary Resignation (other than a Resignation for Good Reason)

We are not obligated to pay amounts over and above vested benefits to a NEO who voluntarily resigns. Vested stock options may not be exercised after the NEO’s resignation date unless the executive meets retirement eligibility requirements (separation after attainment of age 55 with at least five years of continuous service).

Termination for Cause

If we terminate a NEO’s employment for Cause, we are not obligated to pay the executive any amounts over and above vested benefits. The NEO’s right to exercise vested stock options expires upon termination for Cause, and amounts otherwise payable under the DB SERP are subject to forfeiture at the Company’s discretion. In general, a termination will be for Cause if the executive has been convicted of a felony or has engaged in gross negligence or willful misconduct in the performance of duties, material dishonesty or a material violation of Company policies, including our Code of Ethical Business Conduct, or bad faith actions in the performance of duties not in the best interests of the Company.

Death or Disability

If a NEO dies prior to meeting the vesting requirements under the DB SERP, no benefits are paid. As of December 31, 2015, Mr. Bilbrey was fully vested in his DB SERP benefits and his estate would therefore be entitled to a payout of such benefits in the event of his death.

In the event of termination due to disability, long-term disability (“LTD”) benefits are generally payable until age 65, but may extend for longer if disability benefits begin after age 60, and are offset by other benefits such as Social Security. The maximum amount of the monthly LTD payments from all sources, assuming LTD began on December 31, 2015, is set forth in the table below:

	Long-Term Disability Benefit
Name	Maximum Monthly Amount ($)	Years and Months Until End of LTD Benefits (#)	Total of Payments ($)	Lump Sum Benefit(1) ($)
Mr. Bilbrey	35,000	5 years 7 months	2,345,000	1,337,724
Ms. Little	25,000	9 years 5 months	2,825,000	229,235
Ms. Buck	25,000	10 years 9 months	3,225,000	6,378,138
Mr. O’Day	25,000	1 year 9 months	525,000	201,173
Ms. Turner	25,000	6 years 10 months	2,050,000	619,136
Mr. McConville	25,000	4 years 0 months	1,200,000	9,090

(1)	For Mr. Bilbrey and Ms. Buck, amounts reflect additional DB SERP and pension plan benefits payable at age 65 that are attributable to vesting and benefit service credited during the disability period. For Mmes. Little and Turner and Mr. O’Day, amounts reflect two additional years of Supplemental CRC and DC SERP credit and vesting upon disability. For Mr. McConville, amount reflects two additional years of Supplemental CRC credit upon disability. In addition to the amounts shown, Ms. Little would become vested in her 401(k) Match, CRC, Supplemental 401(k) Match and Supplemental CRC.

Treatment of Stock Options upon Retirement, Death or Disability

In the event of retirement, death or disability, vested stock options remain exercisable for a period of three or five years, not to exceed the option expiration date. The exercise period is based upon the terms and conditions of the individual grant. Retirement is defined as separation after attainment of age 55 with at least five years of continuous service.

Options that are not vested at the time of retirement, death or disability will generally vest in full (subject to the exception described in the following sentence) and the options will remain exercisable for three or five years following termination, depending on the terms and conditions of the grant. Options granted in the year of retirement are prorated based upon the number of full calendar months worked in that year.

The following table provides the number of unvested stock options as of December 31, 2015, that would have become vested and remained exercisable during the three-year or five-year periods following death or disability, or retirement if applicable, on December 31, 2015, and the value of those options based on the excess of the fair market value of our Common Stock on December 31, 2015, over the applicable option exercise price. As of December 31, 2015, Messrs. Bilbrey, O’Day and McConville were considered retirement eligible based on the provisions of all outstanding option awards. Because Mmes. Little, Buck and Turner were not considered retirement eligible as of December 31, 2015, they would forfeit 28,830 stock options, 105,396 stock options and 77,999 stock options, respectively, upon voluntary separation.

	Stock Options
Name	Number(1) (#)	Value(2) ($)
Mr. Bilbrey	447,908	2,276,327
Ms. Little	28,830	—
Ms. Buck	105,396	550,343
Mr. O’Day	76,780	500,881
Ms. Turner	77,999	213,975
Mr. McConville	20,107	83,166

(1)	Represents the total number of unvested options as of December 31, 2015.

(2)	Reflects the difference between $89.27, the closing price for our Common Stock on the NYSE on December 31, 2015, and the exercise price for each option. Options for which the exercise price exceeds $89.27 are not included in the calculations.

Treatment of RSUs upon Retirement, Death or Disability

Upon retirement, any unvested RSUs are forfeited. Unvested RSUs will vest in full upon death or disability.

The following table provides the number of unvested RSUs that would have vested on December 31, 2015, if the executive’s employment terminated that day due to death or disability:

Restricted Stock Units
Name	Number(1) (#)	Value(2) ($)
Mr. Bilbrey	—	—
Ms. Little	16,543	1,504,934
Ms. Buck	—	—
Mr. O’Day	—	—
Ms. Turner	7,000	673,092
Mr. McConville	—	—

(1)	Represents the total number of unvested RSUs as of December 31, 2015.

(2)	Based on the closing price for our Common Stock on the NYSE on December 31, 2015 ($89.27), plus accrued dividend equivalents.

Treatment of PSUs upon Retirement, Death or Disability

In the event of retirement, death or disability, any unvested contingent PSUs are prorated based on the number of full or partial months worked in each of the open PSU cycles. Any remaining unvested contingent PSUs not prorated are forfeited. The following table provides the total number of contingent PSUs each NEO would be entitled to if the executive’s employment ended on December 31, 2015 due to death or disability, or retirement if applicable. As of December 31, 2015, Messrs. Bilbrey, O’Day and McConville were considered retirement eligible based on the provisions of all open PSU cycles. Because Mmes. Little, Buck and Turner were not considered retirement eligible as of December 31, 2015, they would forfeit all of their contingent PSUs upon voluntary separation.

	Performance Stock Units
Name	Number(1) (#)	Value(2) ($)
Mr. Bilbrey	42,743	3,815,668
Ms. Little	1,689	150,777
Ms. Buck	9,767	871,900
Mr. O’Day	7,531	672,292
Ms. Turner	6,829	609,625
Mr. McConville	1,922	171,577

(1)	For the 2013-2015 PSU cycle, amount reflects the total number of contingent PSUs calculated by multiplying the number of contingent target PSUs by 42.04%, the final performance score for that cycle. For the 2014-2016 and 2015-2017 PSU cycles, amount reflects the total number of contingent PSUs at target.

(2)	Based on the closing price for our Common Stock on the NYSE on December 31, 2015 ($89.27).

Termination without Cause; Resignation for Good Reason

Under Mr. Bilbrey’s employment agreement, the EBPP 3A and the EBPP 3, as applicable, we have agreed to pay severance benefits if we terminate a NEO’s active employment without Cause or if the NEO resigns from active employment for Good Reason, in each case as defined in the applicable document. Severance benefits consist of a lump sum payment calculated as a multiple of base salary and target OHIP as well as continuation of health and welfare benefits for a set period of time, as shown in the table below. Additionally, all NEOs would be entitled to receive a pro rata payment of the OHIP award, if any, earned for the year in which termination occurs.

Benefit Entitlement
Plan	Severance Multiple	Health and Welfare Benefits
Mr. Bilbrey’s employment agreement and participants in EBPP 3A on or before February 22, 2011	2 times	24 months
Participants in EBPP 3A after February 22, 2011	1.5 times	18 months
EBPP 3	1 times	12 months

If a NEO has not met retirement eligibility requirements and his or her employment is terminated for reasons other than for Cause, or if the NEO terminates for Good Reason, he or she will be eligible to exercise all vested stock options and a prorated portion of his or her unvested stock options held on the date of separation from service for a period of 120 days following separation. If the NEO is age 55 or older with five or more years of continuous service and his or her employment is terminated for reasons other than for Cause, or if the NEO terminates for Good Reason, the NEO will be entitled to exercise any vested stock options until the earlier of three or five years (based on the provisions of the individual grant) from the date of termination or the expiration of the options. In addition, if a NEO’s employment is terminated for reasons other than for Cause, or if the NEO terminates for Good Reason, the NEO will vest in a prorated portion of any unvested RSUs held on the date of separation from service.

The following table provides the incremental amounts that would have been payable to each NEO had his or her employment terminated on December 31, 2015, under circumstances entitling the NEO to severance benefits as described above:

Name	Salary ($)	One Hershey Incentive Program at Target ($)	Value of Benefits Continuation(1) ($)	Total ($)
Mr. Bilbrey	2,400,000	3,600,000	27,630	6,027,630
Ms. Little	900,000	675,000	24,661	1,599,661
Ms. Buck	1,305,600	1,109,760	36,461	2,451,821
Mr. O’Day	1,141,300	741,845	23,894	1,907,039
Ms. Turner	900,000	630,000	8,935	1,538,935
Mr. McConville	316,404	142,382	426	459,212

(1)	Reflects projected medical, dental, vision and life insurance continuation premiums paid by the Company during the applicable time period following termination.

For information with respect to stock options and RSUs held by each NEO as of December 31, 2015, refer to the Outstanding Equity Awards at 2015 Fiscal-Year End Table beginning on page 66.

Change in Control

The EBPP 3A and EBPP 3, as applicable, provide for the vesting and payment of the following benefits to each of the NEOs upon a Change in Control:

•	An OHIP payment for the year in which the Change in Control occurs, calculated as the greater of target or the estimated payment based on actual performance through the date of the Change in Control;

•	To the extent not vested, full vesting of benefits accrued under the DB SERP and the Deferred Compensation Plan; and

•	To the extent not vested, full vesting of benefits under the 401(k) and pension plans.

Under our EICP, awards are continued as qualifying replacement awards after a Change in Control, and therefore, no accelerated vesting or payment will occur for such awards because of the Change in Control. In the event of termination of employment within two years following the Change in Control for any reason other than termination for Cause or resignation without Good Reason, the replacement awards will vest and become payable as described above.

The following table and explanatory footnotes provide information with respect to the incremental amounts that would have vested and become payable on December 31, 2015, if a Change in Control occurred on that date. All unvested awards would continue as qualifying replacement awards, and therefore are not included in the table below:

Name	One Hershey Incentive Program Related Payment(1) ($)	PSU Related Payments ($)	Vesting of Stock Options ($)	Vesting of Restricted Stock Units ($)	Retirement and Deferred Compensation Benefits(2) ($)	Total(3) ($)
Mr. Bilbrey	762,039	—	—	—	—	762,039
Ms. Little	66,003	—	—	—	94,260	160,263
Ms. Buck	151,739	—	—	—	6,766,961	6,918,700
Mr. O’Day	101,445	—	—	—	—	101,445
Ms. Turner	78,018	—	—	—	356,180	434,198
Mr. McConville	48,892	—	—	—	—	48,892

(1)	Reflects the difference between the target amount and the actual amount earned based upon salary received in 2015.

(2)	Reflects the full vesting value of DB SERP benefits and more favorable early retirement discount factors as provided under the EBPP 3A. Mr. Bilbrey is fully vested in his DB SERP benefit so no additional benefit is applicable. For Ms. Little, the amount includes the vesting of her DC SERP benefit, 401(k), Supplemental Match, CRC and Supplemental CRC. For Ms. Buck, the amount includes the vesting of her DB SERP benefit. Mr. O’Day is fully vested in his DC SERP benefit so no additional benefit is applicable. For Ms. Turner, the amount includes the vesting of her DC SERP benefit.

(3)	For any given executive, the total payments made in the event of termination after a Change in Control would be reduced to the “safe harbor” limit under IRC Section 280G if such reduction would result in a greater after-tax benefit for the executive.

Termination without Cause or Resignation for Good Reason after Change in Control

If a NEO’s employment is terminated by the Company without Cause or by the NEO for Good Reason within two years after a Change in Control, we pay severance benefits under the EBPP 3A or EBPP 3, as applicable, to assist the NEO in transitioning to new employment. These severance benefits as of December 31, 2015, consist of:

•	A lump sum cash payment equal to two (or, if less, the number of full and fractional years from the date of termination to the executive’s 65th birthday, but not less than one) times:

¡	The executive’s base salary; and

¡	The highest OHIP award payment paid or payable during the three years preceding the year of the Change in Control (but not less than the OHIP target award for the year of the termination);

•	For replacement PSU awards, full vesting of PSUs for the performance cycle ending in the year of the Change in Control. The cash payment will be based upon the greater of target or actual performance through the date of the Change in Control, with each PSU valued at the highest closing price for our Common Stock during the 60 days prior to the Change in Control;

•	For replacement PSU awards, full vesting of outstanding PSUs at target that are in the second year of the performance cycle and prorated vesting of outstanding PSUs at target that are in the first year of the performance cycle at the time of the Change in Control;

•	For replacement stock options and RSU awards (including accrued cash credits equivalent to dividends that would have been earned had the executive held Common Stock instead of RSUs), full vesting of all unvested stock options and RSUs;

•	Continuation of medical, dental, vision and life benefits for 24 months (or, if less, the number of months until the executive attains age 65, but not less than 12 months), or payment of the value of such benefits if continuation is not permitted under the terms of the applicable plan;

•	For executives who do not participate in the pension plan, a lump sum equal to the CRC rate times the sum of their base salary and OHIP earnings times the number of years in their Severance Period (two, or, if less, the number of full and fractional years from the date of termination to the executive’s 65th birthday, but not less than one). IRS limitations imposed on the 401(k) and pension plans will not apply for this purpose;

•	Outplacement services up to $35,000 and reimbursement for financial counseling and tax preparation services for two years;

•	An enhanced matching contribution cash payment equal to the 401(k) matching contribution rate of 4.5% multiplied by the executive’s base salary and last OHIP payment calculated as if such amounts were paid during the years in the executive’s severance period. For this purpose, the IRS limitations imposed under the 401(k) Plan do not apply;

•	For executives who participate in the DB SERP, an enhanced benefit reflecting an additional two years of credit; and

•	For executives who participate in the DC SERP, an enhanced benefit reflecting a cash payment equal to the applicable percentage rate multiplied by his or her base salary and last OHIP payment calculated as if such amounts were paid during the years in the executive’s severance period.

The following table provides the severance payments and all other amounts that would have vested and become payable if a Change in Control occurred and the executive’s employment terminated on December 31, 2015:

Name	Lump Sum Cash Severance Payment ($)	PSU Related Payments(1) ($)	Vesting of Stock Options(2) ($)	Vesting of RSUs ($)	Value of Medical and Other Benefits Continuation ($)	Value of Financial Planning and Outplace- ment(3) ($)	Value of Enhanced DB SERP/ DC SERP and 401(k) Benefit(4) ($)	Total(5) ($)
Mr. Bilbrey	7,453,372	2,806,736	2,276,327	—	27,630	68,000	5,164,492	17,796,557
Ms. Little	2,100,000	154,439	—	1,504,934	33,188	68,000	420,000	4,280,561
Ms. Buck	2,622,428	1,214,381	550,343	—	36,461	68,000	1,929,560	6,421,173
Mr. O’Day	1,116,607	504,893	500,881	—	11,622	68,000	223,321	2,425,324
Ms. Turner	2,112,965	843,925	213,975	673,092	12,014	68,000	422,593	4,346,564
Mr. McConville	1,058,528	127,641	83,166	—	852	68,000	79,390	1,417,577

(1)	Amounts reflect vesting of PSUs awarded, as follows:

•	For the performance cycle which ended on December 31, 2015, the difference between target and actual performance as of December 31, 2015, and the difference between a value per PSU of $91.42, the highest closing price for our Common Stock on the NYSE during the last 60 days of 2015, and a value per PSU of $89.27, the closing price of our Common Stock on the NYSE on December 31, 2015;

•	For the performance cycle ending December 31, 2016, at target performance, with a value per PSU of $91.42, the highest closing price for our Common Stock on the NYSE during the last 60 days of 2015; and

•	For the performance cycle ending December 31, 2017, one-third of the contingent target units awarded, at target performance, with a value per PSU of $91.42, the highest closing price for our Common Stock on the NYSE during the last 60 days of 2015.

Because Messrs. Bilbrey, O’Day and McConville were retirement eligible as of December 31, 2015, as of that date they had already vested in a portion of the PSU awards for the performance cycles ending December 31, 2016 and December 31, 2017. Accordingly, with respect to these NEOs, the amount for the performance cycle ending December 31, 2016, reflects only (i) an incremental payment of the portion of the PSU award that would vest upon termination following a Change in Control (i.e. 1/3 of the total award) and (ii) an incremental benefit equal to the difference between a value per PSU of $91.42, the highest closing price of our Common Stock on the NYSE during the last 60 days of 2015, and a value per PSU of $89.27, the closing price of our Common Stock on the NYSE on December 31, 2015, while the amount for the performance cycle ending December 31, 2017, reflects only an incremental benefit equal to the difference between a value per PSU of $91.42 and a value per PSU of $89.27.

(2)	Reflects the value of unvested options that would vest upon the executive’s employment termination following a Change in Control based on the excess, if any, of the value of our Common Stock of $89.27 on December 31, 2015, over the exercise price for the options. Information regarding unvested options as of December 31, 2015 can be found in the Outstanding Equity Awards at 2015 Fiscal-Year End Table beginning on page 66.

(3)	Value of maximum payment for financial planning and tax preparation continuation for two years following termination of employment plus outplacement services of $35,000.

(4)	For Mr. Bilbrey and Ms. Buck, this value reflects the amounts of enhanced DB SERP, 401(k) Match and Supplemental 401(k) Match over a 24 month period. For Mmes. Little and Turner the value reflects the amounts of DC SERP, CRC, Supplemental CRC, 401(k) Match and Supplemental 401(k) Match that would have been paid had they remained employees for 24 months after their termination. For Mr. O’Day, the value reflects the amounts of DC SERP, CRC, Supplemental CRC, 401(k) Match and Supplemental 401(k) Match that would have been paid had he remained an employee for 12 months after his termination. For Mr. McConville, the value reflects the amounts of CRC, Supplemental CRC, 401(k) Match and Supplemental 401(k) Match that would have been paid had he remained an employee for 24 months after his termination.

(5)	For any given executive the total payments made in the event of termination after a Change in Control would be reduced to the “safe harbor” limit under IRC Section 280G if such reduction would result in a greater after-tax benefit for the executive.

PROPOSAL NO. 3 – APPROVAL OF NAMED EXECUTIVE

OFFICER COMPENSATION ON A NON-BINDING

ADVISORY BASIS

✓	The Board of Directors unanimously recommends that stockholders vote FOR approval of the Company’s named executive officer compensation on a non-binding advisory basis

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and related SEC rules, and as required under Section 14A of the Exchange Act, we are providing stockholders an opportunity to approve the compensation of our NEOs as disclosed in this Proxy Statement on a non-binding advisory basis. This proposal, commonly known as the “say-on-pay” vote, will be presented annually until the 2017 Annual Meeting of Stockholders, at which time stockholders will be asked to vote again on how frequently we should hold the “say-on-pay” vote.

Prior to submitting your vote, we encourage you to read our Compensation Discussion & Analysis beginning on page 42 and the accompanying executive compensation tables beginning on page 61 for details about our executive compensation program, including information about the 2015 compensation of our NEOs.

As discussed in more detail in the Compensation Discussion & Analysis, we believe our executive compensation program is competitive and governed by pay-for-performance principles. We emphasize compensation opportunities that reward results. Our stock ownership requirements and use of stock-based incentives reinforce the alignment of the interests of our executives with those of our long-term stockholders. In doing so, our executive compensation program supports our strategic objectives and mission.

Accordingly, we ask you to approve the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of The Hershey Company approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion & Analysis, the Executive Compensation Tables and the related narrative discussion.”

Because your vote is advisory, it will not be binding upon the Board. However, as noted in the Compensation Discussion & Analysis, the Compensation Committee and the Board will, as deemed appropriate, take into account the outcome of the vote when considering future decisions affecting executive compensation.

The affirmative vote of the holders of at least a majority of the shares of Common Stock and Class B Common Stock (voting together as a class) represented at the Annual Meeting, in person or by proxy, is required to approve this proposal.

PROPOSAL NO. 4 – RE-APPROVAL OF THE MATERIAL TERMS OF

THE PERFORMANCE CRITERIA UNDER THE HERSHEY

COMPANY EQUITY AND INCENTIVE COMPENSATION PLAN

✓	The Board of Directors unanimously recommends that stockholders vote FOR re-approval of the material terms of the performance criteria under the Company’s Equity and Incentive Compensation Plan

We seek stockholder re-approval of the material terms of the performance criteria under The Hershey Company Equity and Incentive Compensation Plan (the “EICP”) so that compensation payable under the EICP may continue to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

Section 162(m) limits the deduction that a corporate may claim for compensation paid to its CEO and certain other NEOs (“Covered Employees”). Section 162(m) generally provides that amounts paid to a Covered Employee in excess of $1 million are not deductible. However, the deduction limitation of Section 162(m) does not apply to “performance-based compensation.” Compensation can qualify as “performance-based” under Section 162(m) only if a number of requirements are satisfied. One requirement is that the corporation’s stockholders must approve the material terms of the performance criteria pursuant to which the compensation is payable. For this purpose, the material terms include: (1) the employees eligible to receive compensation; (2) the business criteria on which the performance targets may be based and; (3) the maximum amount that an employee may receive for achieving the performance goals. Section 162(m) also requires that the material terms of the performance criteria be submitted to stockholders on a recurring basis as set forth in the regulations.

The EICP is intended to permit the grant of certain awards that qualify as “performance-based compensation” under Section 162(m). Stockholders are being asked to re-approve the material terms of the EICP’s performance criteria in accordance with the regulations so that these awards can continue to qualify as performance-based compensation that is deductible by the Company without regard to the limitation of Section 162(m).

A copy of the EICP, as most recently amended and restated, is attached to this Proxy Statement as Annex A. The EICP has not been amended since it was approved by stockholders at the 2011 Annual Meeting of Stockholders.

No amendments or modifications to the EICP are being proposed for stockholder approval, and the approval of this proposal by stockholders will not result in any increase in the number of shares of our Common Stock currently available for issuance under the EICP.

Effect of Proposal

The sole effect of stockholder re-approval of the material terms of the performance criteria under the EICP is to facilitate our continued compliance with applicable legal requirements so that certain incentive awards granted to Covered Employees under the EICP may continue to qualify as tax deductible “performance-based compensation” under Section 162(m). However, even if this proposal is approved, there are additional requirements that must be satisfied for performance-based awards under the EICP to be fully deductible under Section 162(m). In addition, while re-approval of the performance criteria under the EICP is required for compensation to qualify as “performance-based compensation” under Section 162(m), it does not mean that all awards or other compensation under the EICP will qualify, or be intended to qualify, as performance-based compensation or otherwise be deductible.

Summary of the EICP

The EICP promotes our success by providing a vehicle under which a variety of cash- or stock-based annual and long-term incentive and other awards can be granted to employees, non-employee directors and certain service providers upon whom the successful conduct of our business is dependent. These awards are intended to help us attract top talent, motivate the recipients to continue their efforts on behalf of the Company and remain in the service of the Company, and align their interests with the interests of our long-term stockholders. The EICP was last reviewed and approved by stockholders in 2011.

The following is a brief description of the material features of the EICP. This summary is qualified in its entirety by reference to the full text of the EICP, a copy of which is attached to this Proxy Statement as Annex A.

Eligibility

Employees of the Company and its subsidiaries worldwide are eligible to be selected to receive one or more awards under the EICP. Individuals who provide services to the Company as consultants, or as contractors or through agencies per local custom or practice, also may be granted awards under the EICP. We cannot determine the actual number of individuals who will receive awards under the EICP because eligibility for participation in the EICP is at the discretion of the Compensation Committee. As of December 31, 2015, there were approximately 21,000 full- and part-time Hershey employees.

The EICP also provides for the grant of awards to our non-employee directors. There are currently 10 non-employee directors on our Board. The Board will determine and administer the awards to non-employee directors.

Shares Available Under the EICP

As of March 7, 2016, of the 68,500,000 shares previously approved by the stockholders, there were remaining 8,340,149 shares of our Common Stock subject to issuance pursuant to outstanding awards under the EICP and 12,100,492 shares reserved for future awards.

If the aggregate number of shares issued under the EICP for any full-value awards made after February 22, 2011 (“full-value awards” are awards other than stock options and stock appreciate rights (“SARs”)) exceeds the full-value award pool of 6,918,266 shares, the aggregate number of shares available for issuance under the EICP will be reduced on a basis of 4.66 shares for each excess share issued. And, no more than 1,991,827 shares (or approximately 10% of the up to 19,918,266 shares authorized by stockholders in 2011 for issuance as future awards) may be issued with respect to full-value awards, other than performance awards, which at the date of grant are scheduled to fully vest prior to three years from the grant date.

To the extent that shares subject to an outstanding award under the EICP are not issued or are canceled by reason of the failure to earn the shares issuable under, or the forfeiture, termination, surrender, cancellation, or expiration of such award, then such shares shall, to the extent of such forfeiture or cancellation, again be available for awards under the EICP. If the shares were subject to a full-value award they will again be available for full-value awards. Shares shall not again be available if such shares are surrendered or withheld as payment of either the exercise price of an award or of withholding taxes in respect of an award. Awards settled solely in cash shall not reduce the number of shares of Common Stock available for awards. The exercise or settlement of an award of stock options or SARs reduces the shares available under the EICP by the gross number of stock options or SARs exercised or settled, not just the net amount of shares actually issued upon exercise or settlement of the award.

Forms of Awards

The EICP provides for the granting of annual incentive awards, stock options, SARs, restricted stock units and performance stock units. The EICP also provides for the granting of restricted stock, performance stock and other stock-based and cash-based awards, including annual cash incentive awards and awards under deferred compensation plans.

•	Annual incentive awards. Salaried employees globally are eligible to receive an annual cash incentive award under the EICP. Hourly employees in our manufacturing facilities also are eligible to receive an annual cash incentive award under the EICP through a Manufacturing Incentive Program or Performance Retention Program. The Compensation Committee determines the individual cash awards that executive officers are eligible to receive and the performance goals that all participants must achieve in order to earn the annual incentive, provided that during any calendar year no participant may receive an annual incentive program award in excess of $10 million.

•	Stock options. Stock options entitle the holder thereof to purchase a fixed number of shares of Common Stock at a set price during a specified period of time. The right to exercise the options is subject to a vesting schedule. The Compensation Committee determines the number of shares covered by each option, provided that during any calendar year no participant may be granted options for more than 500,000 shares (one million shares if made for recruitment in the participant’s initial year of participation). The Compensation Committee sets the price of the shares of our Common Stock subject to each stock option, which cannot be less than 100% of the fair market value of the shares covered by the option on the date of grant. The exercise price of each option must be paid in full at the time of exercise. The Compensation Committee may permit payment through the tender of shares of our Common Stock or by any other means that the Compensation Committee determines to be consistent with the EICP’s purpose. Any taxes required to be withheld must be satisfied by the participant at the time of exercise, either through a cash payment or through withholding of shares that would otherwise be issued at the time of exercise. Options become exercisable at the times and on the terms established by the Compensation Committee. Options expire at the times established by the Compensation Committee, which may not be more than 10 years after the date of grant.

•	Stock appreciate rights. SARs are like stock options, except that no exercise price is required to be paid. Upon exercise of a SAR, the participant will receive payment equal to the increase in the fair market value of a share of our Common Stock on the date of exercise over the grant price (fair market value of a share on the grant date) times the number of shares with respect to which the SAR is exercised. The Compensation Committee determines the terms and conditions of each SAR, as well as the number of shares covered by each SAR, provided that during any calendar year no participant may be granted SARs for more than 500,000 shares (one million shares if made for recruitment in the participant’s initial year of participation). SARs may be paid in cash or shares of our Common Stock (subject to required tax withholding), as determined by the Compensation Committee. SARs are exercisable at the times and on the terms established by the Compensation Committee.

•

Restricted stock awards and restricted stock units. Restricted stock awards and restricted stock units are shares of our Common Stock or rights reflecting the value of shares of our Common Stock that vest in accordance with terms and conditions established by the Compensation Committee. The Compensation Committee determines the number of shares subject to a restricted stock or restricted stock unit award, provided that during any calendar year no participant may be granted more than 500,000 shares. In determining whether an award of restricted stock or restricted stock units should be made, and/or the vesting schedule for an award, the Compensation Committee may impose whatever conditions to vesting it determines to be appropriate, which may include a requirement that vesting will occur only if certain performance goals are satisfied. We will issue a share of our Common Stock or pay cash equal to the fair market value of a share of Common Stock for each restricted stock unit that vests, as permitted by the Compensation Committee. Awards are subject to required tax withholding. We issue shares of our Common Stock at the time a restricted stock award is made, but the shares cannot be transferred or sold by the participant until they vest.

•	Performance stock awards and performance stock units. Performance stock awards and performance stock units result in a payment to a participant only if the performance goals established by the Compensation Committee are satisfied. The initial value of each performance stock award and each performance stock unit is equal to the fair market value (on the date of grant) of a share of our Common Stock. The Compensation Committee will determine the applicable performance goals, which may be applied on a Company-wide or individual business unit basis, as deemed appropriate in light of the participant’s specific responsibilities. Please refer to the discussion below about performance goals for more information. Depending upon the level of achievement of the performance goals, the number of performance stock shares or performance stock units earned at the end of the performance measurement period may be more or less than the initial value and will be zero if the minimum performance goals are not achieved. In addition to performance requirements, performance stock and performance stock units are subject to additional limits set forth in the EICP. During any calendar year, no participant may receive more than 500,000 shares of performance stock or performance stock units. We will issue a share of Common Stock or pay cash equal to the fair market value of a share of Common Stock for each performance stock unit earned (subject to required tax withholding), as determined by the Compensation Committee. We issue shares of Common Stock at the time a performance stock award is made, but the shares cannot be transferred or sold by the participant until they are earned.

•	Other stock-based and cash-based awards. The EICP permits the Compensation Committee to grant other forms of stock-based or cash-based awards with such terms and conditions as the Compensation Committee determines. This provision gives us the flexibility to develop additional forms of awards that may not fit within the specific types of awards discussed above. Stock-based and cash-based awards are subject to additional limits set forth in the EICP. During any calendar year, no participant may receive a cash-based award with a value in excess of $10 million or a stock-based award in excess of 500,000 shares. We will issue shares of our Common Stock or pay cash equal to the fair market value of the shares of our Common Stock subject to any award when such awards are vested or earned, subject to required tax withholding.

Performance Criteria

The Compensation Committee may, in its discretion, make performance goals applicable to a participant with respect to an award. The Compensation Committee determines the performance goal, the length of the period over which performance against the goal is to be measured and the number of shares or cash to be paid based upon the extent to which the performance goal is achieved. Certain additional provisions apply to awards made to executive officers which are intended to meet the tax deductibility rules of Section 162(m). The EICP permits the Compensation Committee to reduce (but not increase) any award payment, notwithstanding the achievement of a performance goal.

The Compensation Committee may base a performance goal on one or more of the following criteria:

•	Net earnings or net income (before or after taxes);

•	Earnings per share (basic or diluted);

•	Net sales or revenue growth;

•	Net operating profit;

•	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, revenue, or sales);

•	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity);

•	Earnings before or after taxes, interest, depreciation, and/or amortization;

•	Gross or operating margins;

•	Productivity ratios;

•	Share price (including, but not limited to, growth measures and total stockholder return);

•	Expense targets;

•	Margins;

•	Operating efficiency;

•	Market share;

•	Customer satisfaction; and/or

•	Balance sheet measures (including but not limited to, working capital amounts and levels of short- and long-term debt).

Performance goals may be particular to a participant or the division, line of business or other unit in which the participant works, or the Company generally, and may be absolute in their terms or measured against or in relationship to the performance of a peer group or other external or internal measure. A performance goal may include or exclude items to measure specific objectives, including, without limitation, extraordinary or other non-recurring items, acquisitions and divestitures, internal restructuring and reorganizations, accounting charges and effects of accounting changes.

Dividends and Dividend Equivalents

Recipients of awards may be entitled to receive cash or stock dividends, or cash payments in amounts equivalent to cash or stock dividends declared with respect to shares of our Common Stock, and the Compensation Committee or the Board may provide that these amounts shall be deemed to have been reinvested in additional shares of our Common Stock or otherwise reinvested. The EICP contains an express prohibition on payment of dividends or dividend equivalents on any performance-based awards until those awards are earned and vested.

Administration

The Compensation Committee administers the EICP. Subject to the terms of the EICP and except as described below with respect to awards granted to non-employee directors or our CEO, the Compensation Committee has sole discretion to determine the employees and service providers who are granted awards, the size and types of these awards, and the terms and conditions of these awards. The Compensation Committee may delegate to one or more officers or directors appointed by the Compensation Committee its authority to grant and administer awards, but only the Compensation Committee can make awards to our executive officers. The Compensation Committee has on an annual basis delegated, and intends to continue to delegate, to our CEO authority to grant a limited number of stock options and restricted stock unit awards for recruitment, retention, performance recognition and promotion situations. The CEO may not make any awards to our executive officers or take any actions affecting their awards.

The Board administers awards to the non-employee directors and the independent directors of the Board administer awards to the CEO.

U.S. Income Tax Considerations

A recipient of a stock option or SAR will not have taxable income upon the grant of the option or SAR. For options and SARs, the participant will recognize ordinary taxable income on exercise equal to the increase of the fair market value of the shares over the exercise price on the date of exercise. In the United States, any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

Unless the participant elects to be taxed at the time of receipt of an award of restricted stock or performance stock, the participant will not have taxable income until the restricted stock or performance stock vests. The taxable income will be the fair market value of the shares at the time of vesting. A recipient of restricted stock units, performance stock units, or deferred stock units or other stock-based awards and cash awards will not have taxable income until the award is paid. The participant will recognize taxable income equal to the fair market value of the shares or the amount of cash received by the participant. In addition, Section 409A of the Internal Revenue Code imposes certain restrictions on deferred compensation arrangements. Awards that are treated as deferred compensation under Section 409A are intended to meet the requirements of that section.

At the discretion of the Compensation Committee, the EICP allows a participant to satisfy tax withholding requirements under U.S. federal and state tax laws or applicable foreign tax laws in connection with the exercise or receipt of an award by electing to have shares of Common Stock withheld, or by delivering to us already-owned shares of our Common Stock, having a value equal to the amount required to be withheld. If shares of our Common Stock are withheld to satisfy a participant’s tax withholding obligations with respect to an award, then the withheld shares will not be available again for issuance under the EICP.

We will be entitled to a tax deduction in connection with an award under the EICP only in an amount equal to the ordinary taxable income realized by the participant and at the time the participant recognizes the income.

As indicated above, we are able to make awards under the EICP that qualify for exemption from the deduction limitations under Section 162(m). While we generally seek to take advantage of favorable tax treatment for executive compensation where appropriate, we may in the future award compensation that does not comply with the Section 162(m) requirements for deductibility if we conclude that to be in our best interests under the circumstances.

The tax discussion above is based on U.S. income tax laws as currently in effect and is not intended to be a complete discussion of or to address the tax treatment under any foreign jurisdiction or any state or local laws.

Equity Compensation Plan Information

The following table provides information about all of the Company’s equity compensation plans as of December 31, 2015:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
	(a)	(b)		(c)
Equity compensation plans approved by security holders(1)
Stock Options	6,842,563	$75.48
Performance Stock Units and Restricted Stock Units	495,207	N/A
Subtotal	7,337,770			13,800,072
Equity compensation plans not approved by security holders
Stock Options	N/A			N/A
Total	7,337,770	$75.48	(2)	13,800,072

(1)	Includes amounts earned or paid in cash or shares of Common Stock at the election of the director or deferred by the director under the Directors’ Compensation Plan. Column (a) includes stock options, PSUs and RSUs granted under the EICP. Of the securities available for future issuances under the EICP in column (c), 7,760,847 were available for awards of stock options and 6,039,225 were available for full-value awards such as PSUs, performance stock, RSUs, restricted stock and other stock-based awards. Securities available for future issuance of full-value awards may also be used for stock option awards. As of December 31, 2015, 20,586 PSUs were excluded from the number of securities remaining available for issuance in column (c) because the measurement date had not yet occurred for accounting purposes. For more information, see Note 10 to the Consolidated Financial Statements contained in the 2015 Annual Report on Form 10-K that accompanies this Proxy Statement.

(2)	Weighted-average exercise price of outstanding stock options only.

PROPOSAL NO. 5 – STOCKHOLDER PROPOSAL ENTITLED

“REPORT ON USE OF NANOMATERIALS”

As You Sow has advised the Company that it intends to present the following stockholder proposal at the Annual Meeting on behalf of stockholder Lutra Living Trust. In accordance with applicable proxy regulations, the proposed resolution and supporting statement, for which the Board and the Company accept no responsibility, are set forth below.

×	The Board of Directors unanimously recommends that stockholders vote AGAINST the stockholder proposal entitled “Report on Use of Nanomaterials”

Stockholder Proposal

Whereas: Nanotechnology is the science of manipulating matter at the molecular scale to build structures, tools, or products. One nanometer is approximately one millionth the length of a grain of sand. While nanoparticles allow innovation, the scientific community has raised serious questions about their safety, especially when ingested.

Hershey’s Good and Plenty candies have been found in independent laboratory testing in 2014 to contain titanium dioxide nanoparticles.

Because of their small size, nanoparticles are more likely to enter cells, tissues, and organs where they may interfere with normal cellular function and cause damage and cell death. Peer-reviewed scientific research suggests that nanomaterials (including those larger than 100 nm) may not be safe for ingestion. There is no consensus on what size is safe, or what long-term effects these materials may have.

Several in vivo and in vitro studies on the effects of titanium dioxide nanoparticles have raised potential concerns including that such nanoparticles may cause inflammation, cell death, and/or DNA damage (including DNA strand breaks and chromosomal damage in bone marrow and peripheral blood). (See Trouiller 2009; Lai 2008; Gerloff 2009; Tassinari 2013; Gui 2013; Lucarelli 2004).

The National Research Council reported in 2012 that “regulators, decision-makers, and consumers still lack the information needed to make informed public health and environmental policy and regulatory decisions” about nanoparticles.

Similarly, the U.S. Food and Drug Administration has not enacted regulations to protect consumer health related to use of nanomaterials in food, but has issued guidance stating:

•	Nanoparticles can have chemical, physical, and biological properties that differ from those of their larger counterparts; and

•	“We are not aware of any food ingredient . . . intentionally engineered on the nanometer scale for which there are generally available safety data sufficient to serve as the foundation for a determination that the use of a food ingredient . . . is GRAS [Generally Recognized As Safe].”

Companies that use, intend to use, or simply allow the use of nanomaterials in their food and food packaging products may face significant financial, legal, or reputational risk. Proponents believe that the best way for Hershey’s to protect the public, and shareholder value, is to avoid using nanoparticles until and unless they have been subject to robust evaluation and demonstrated to be safe for human health and the environment.

Resolved: Shareholders request the Board publish, by October 2016, at reasonable cost and excluding proprietary information, a report on Hershey’s use of nanomaterials, including the products or packaging that currently contain nanoparticles, the purpose of such, and actions management is taking to reduce or eliminate risk associated with human health and environmental impacts, such as eliminating the use of nanomaterials until and unless they are proven safe through long-term testing.

Board Statement in Opposition to Stockholder Proposal

The Board recommends that stockholders vote AGAINST the stockholder proposal.

We have a demonstrated commitment to conducting our business in an ethically and socially responsible manner, and we include the safety and quality of our products among our highest priorities. Each of our brands uses high quality ingredients and we have stringent food quality standards for all of our products that meet the requirements of the U.S. Food and Drug Administration (“FDA”). In addition, our Supplier Code of Conduct requires suppliers to comply with all laws, ordinances, rules, regulations and orders of public authorities pertaining to the business that supplies our system.

The science behind and research into nanotechnology as it relates to the food industry remains in its very early stages. The FDA has not issued final regulations regarding nanomaterials in food products and importantly, there remains no agreed upon method for analyzing a product for the presence of nanoparticles.

As part of our commitment to quality and safety, we regularly engage in discussions with regulatory agencies, suppliers and industry leaders on the topic of nanomaterials and have reviewed the use of nanotechnology in the food industry generally, as well as in our product portfolio. Specifically, we reviewed the ingredient of concern identified to us by As You Sow – titanium dioxide – which is commonly used as a food colorant. Our review indicated that when we use this ingredient in our products, such usage is within the FDA’s approved usage level, which allows for the use of titanium dioxide in food at a level of up to 1% of the weight of the food. International agencies such as the Joint FAO/WHO Expert Committee on Food Additives and the European Food Safety Authority have also evaluated titanium dioxide and support its use as a food colorant.

As we announced in 2015, we are in the process of reviewing the ingredients used in our products as part of a major initiative we call “Simple Ingredients.” Through this initiative, we are looking closely at every product in our portfolio and are striving to develop simpler recipes using ingredients with which consumers are familiar, including more natural colors and flavors. While we may not achieve simplicity with all of our products, we will continue to look for ways to transition our products to deliver no artificial flavors, no synthetic colors and no high fructose corn-syrup. For ingredients that are not as simple, we will continue to explain what they are and why we use them to provide the great flavors, aromas, textures and appearances that our consumers know and love.

For the reasons stated above, the Board feels strongly that the requested report would be an unnecessary diversion of the Company’s resources with no corresponding benefit to the Company or our stockholders, customers, or consumers. We will, nevertheless, continue to monitor developments with respect to the use of nanotechnologies to help ensure our products continue to meet recognized standards of safety and quality.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, as well as any person who is the beneficial owner of more than 10% of our outstanding Common Stock, to file reports with the SEC and NYSE showing their ownership and changes in ownership of the Company’s securities. Copies of these reports also must be furnished to us. Based on an examination of these reports and on written representations provided to us, it is our opinion that all reports for 2015 were timely filed.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

Item 404 of SEC Regulation S-K requires that we disclose any transaction or series of similar transactions, or any currently proposed transaction(s), in which (i) the Company was or is to be a participant, (ii) the amount involved exceeds $120,000 and (iii) any of the following persons had or will have a direct or indirect material interest:

•	Our directors or nominees for director;

•	Our executive officers;

•	Persons owning more than 5% of any class of our outstanding voting securities; or

•	The immediate family members of any of the persons identified in the preceding three bullets.

Policies and Procedures Regarding Transactions with Related Persons

The Board has adopted a written Related Person Transaction Policy that governs the review, approval or ratification of related person transactions. The Related Person Transaction Policy may be viewed on the Investors section of our website at www.thehersheycompany.com.

Under the Related Person Transaction Policy, each related person transaction, and any significant amendment or modification to a related person transaction, must be reviewed and approved or ratified by a committee of our Board composed solely of independent directors who have no interest in the transaction. We refer to each such committee as a Reviewing Committee. The Related Person Transaction Policy also permits the disinterested members of the full Board to act as a Reviewing Committee.

The Board has designated the Governance Committee as the Reviewing Committee primarily responsible for the administration of the Related Person Transaction Policy. In addition, the Board has designated special Reviewing Committees to oversee certain transactions involving the Company and Hershey Trust Company, Milton Hershey School, the Milton Hershey School Trust and companies owned by or affiliated with any of the foregoing. Finally, the Related Person Transaction Policy provides that the Compensation Committee will review and approve, or review and recommend to the Board for approval, any employment relationship or transaction involving an executive officer of the Company and any related compensation.

When reviewing, approving or ratifying a related person transaction, the Reviewing Committee will examine all material facts about the related person’s interest in, or relationship to, the transaction, including the approximate dollar value of the transaction. If the related person transaction involves an outside director or nominee for director, the Reviewing Committee also may consider whether the transaction would compromise the director’s status as an “independent director,” “outside director” or “non-employee director” under the Board’s Corporate Governance Guidelines, the NYSE Rules, the Internal Revenue Code or the Exchange Act.

Transactions with Hershey Trust Company, Milton Hershey School and the Milton Hershey School Trust

During 2015, there were no transactions with the Company in which any executive officer, director or nominee for director, or any of their immediate family members, had a direct or indirect material interest that would need to be disclosed pursuant to Item 404 of SEC Regulation S-K, nor were any such transactions planned.

In any given year, we may engage in certain transactions with Hershey Trust Company, Milton Hershey School, the Milton Hershey School Trust and companies owned by or affiliated with any of the foregoing. These transactions are typically immaterial, ordinary-course transactions that do not constitute related person transactions. However, from time to time we may also engage in related person transactions with Hershey Trust Company, Milton Hershey School, the Milton Hershey School Trust and/or their subsidiaries and affiliates. Under the Board’s Corporate Governance Guidelines, a special Reviewing Committee normally composed of the directors elected by the holders of the Common Stock voting separately as a class reviews and makes recommendations to the Board regarding these transactions. The Corporate Governance Guidelines also authorize the independent directors having no affiliation with Hershey Trust Company, Milton Hershey School, the Milton Hershey School Trust or their affiliates to designate a different special Reviewing Committee to review these transactions.

The Company was not a participant in any transactions in 2015, and does not currently contemplate being a participant in any transactions in 2016, involving Hershey Trust Company, as trustee for the Milton Hershey School Trust, or any other stockholder owning more than 5% of any class of the Company’s outstanding voting securities that would need to be disclosed pursuant to Item 404 of SEC Regulation S-K.

During 2015, we engaged in transactions in the ordinary course of our business with Hershey Trust Company, Milton Hershey School and companies affiliated with Hershey Trust Company, Milton Hershey School and the Milton Hershey School Trust. These transactions involved the sale and purchase of goods and services as well as the leasing of real estate at market rates. The transactions were primarily with Hershey Entertainment & Resorts Company, a company that is owned by the Milton Hershey School Trust. All sales and purchases were made on terms and at prices we believe were generally available in the marketplace and were in amounts that were not material to us or to Hershey Entertainment & Resorts Company. Therefore, these transactions did not require approval under our Related Person Transaction Policy.

Although our transactions with Hershey Trust Company, Milton Hershey School and the companies affiliated with each of the foregoing and with the Milton Hershey School Trust (including Hershey Entertainment & Resorts Company) are either immaterial or otherwise not required to be disclosed under Item 404 of SEC Regulation S-K, because of our relationship with these entities, we have elected to disclose the aggregate amounts of our purchase and sale transactions with these entities for your information. In this regard:

•	Our total sales to these entities in 2015 were approximately $1.8 million; and

•	Our total purchases from these entities in 2015 were approximately $3.0 million.

We do not expect the types of transactions or the amount of payments to change materially in 2016.

The Company also leases to Hershey Entertainment & Resorts Company a portion of a building owned and occupied by the Company in Hershey, Pennsylvania. The leased area consists of approximately 22,500 square feet of storage space in the building that is not being utilized currently by the Company. The lease was first entered into on January 1, 2011, and had a term of one year. The lease permits

Hershey Entertainment & Resorts Company to renew the lease for subsequent one-year terms and, if space is available, to request an increase in the area occupied. Hershey Entertainment & Resorts Company has renewed the lease for additional one-year terms each year since 2012, and in 2013 elected to increase its total occupied area. The lease is on terms we believe are generally available in the marketplace and is not material to us or Hershey Entertainment & Resorts Company. Rent during 2015 was $276,780 and for 2016 is expected to be $288,900, which amounts include a pro rata allocation of utilities, insurance, maintenance and other operating costs.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

Messrs. Cavanaugh, Malcolm, Palmer and Shedlarz and Ms. Haben served as members of our Compensation Committee during 2015. None of the members of our Compensation Committee served as one of our officers or employees during 2015 or at any time in the past, and neither they nor any other director served as an executive officer of any entity for which any of our executive officers served as a director or member of its compensation committee.

None of the members of our Compensation Committee has a relationship with us that is required to be disclosed under Item 404 of SEC Regulation S-K.

OTHER MATTERS

Householding of Proxy Materials

The SEC has adopted rules that allow us to send in a single envelope our Notice of Internet Availability of Proxy Materials or a single copy of our proxy solicitation and other required annual meeting materials to two or more stockholders sharing the same address. We may do this only if the stockholders at that address share the same last name or if we reasonably believe that the stockholders are members of the same family. If we are sending a Notice of Internet Availability of Proxy Materials, the envelope must contain a separate notice for each stockholder at the shared address. Each Notice of Internet Availability of Proxy Materials must contain a unique control number that each stockholder will use to gain access to our proxy materials and vote online. If we are mailing a paper copy of our proxy materials, the rules require us to send each stockholder at the shared address a separate proxy card.

We believe this rule is beneficial both to our stockholders and to the Company. Our printing and postage costs are lowered anytime we eliminate duplicate mailings to the same household. However, stockholders at a shared address may revoke their consent to the householding program and receive their Notice of Internet Availability of Proxy Materials in a separate envelope, or, if they have elected to receive a full copy of our proxy materials in the mail, receive a separate copy of these materials. If you have elected to receive paper copies of our proxy materials and want to receive a separate copy of these materials for our 2016 Annual Meeting, please call our Investor Relations Department, toll free, at (800) 539-0261. If you consented to the householding program and wish to revoke your consent for future years, simply call, toll free, (866) 540-7095, or write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Information Regarding the 2017 Annual Meeting of Stockholders

The 2017 Annual Meeting of Stockholders is expected to be held on May 3, 2017. To be eligible for inclusion in the proxy materials for the 2017 Annual Meeting of Stockholders, a stockholder proposal must be received by our Corporate Secretary by no later than November 23, 2016, and must comply in all respects with applicable rules of the SEC. Stockholder proposals should be addressed to The Hershey Company, c/o Corporate Secretary, 100 Crystal A Drive, Hershey, Pennsylvania 17033-0810.

A stockholder may present a proposal not included in our proxy materials from the floor of the 2017 Annual Meeting of Stockholders only if our Corporate Secretary receives notice of the proposal, along with additional information required by our by-laws, between January 4, 2017 and February 3, 2017. Notice should be addressed to The Hershey Company, c/o Corporate Secretary, 100 Crystal A Drive, Hershey, Pennsylvania 17033-0810.

The notice must contain the following additional information:

•	The stockholder’s name and address;

•	The stockholder’s shareholdings;

•	A brief description of the proposal;

•	A brief description of any financial or other interest the stockholder has in the proposal; and

•	Any additional information that the SEC would require if the proposal were presented in a proxy statement.

A stockholder may nominate a director from the floor of the 2017 Annual Meeting of Stockholders only if our Corporate Secretary receives notice of the nomination, along with additional information required by our by-laws, between January 4, 2017 and February 3, 2017. The notice must contain the following additional information:

•	The stockholder’s name and address;

•	A representation that the stockholder is a holder of record of any class of our equity securities;

•	A representation that the stockholder intends to make the nomination in person or by proxy at the meeting;

•	A description of any arrangement the stockholder has with the individual the stockholder plans to nominate and the reason for making the nomination;

•	The nominee’s name, address and biographical information;

•	The written consent of the nominee to serve as a director if elected; and

•	Any additional information regarding the nominee that the SEC would require if the nomination were included in a proxy statement regardless of whether the nomination may be included in such proxy statement.

Any stockholder holding 25% or more of the votes entitled to be cast at the 2017 Annual Meeting of Stockholders is not required to comply with these pre-notification requirements.

By order of the Board of Directors,

Leslie M. Turner

Senior Vice President,

General Counsel and Secretary

March 24, 2016

Annex A

THE HERSHEY COMPANY

EQUITY AND INCENTIVE COMPENSATION PLAN

(As amended and restated February 22, 2011)

1.             Establishment and Purpose. The Hershey Company (the “Company”) hereby amends and restates The Hershey Company Equity and Incentive Compensation Plan (the “Plan”). The purpose of the Plan is to provide to employees, non-employee directors and certain service providers to the Company or its subsidiaries (as defined below), upon whose efforts the Company is dependent for the successful conduct of its business, further incentive to continue and increase their efforts and to remain in the service of the Company and its subsidiaries.

The Plan was originally adopted by the Board of Directors and approved by the stockholders during 2007 as an amendment, restatement and continuation of the Key Employee Incentive Plan (“KEIP”), including the Annual Incentive Program (“AIP”) and the Long-Term Incentive Program (“LTIP”) portions of the KEIP, with certain modifications, and to be the vehicle for any future awards under the Broad Based Stock Option Plan, Directors’ Compensation Plan and Broad Based Annual Incentive Plan.

This amendment and restatement of the Plan was adopted by the Board of Directors on February 22, 2011, subject to approval of the stockholders at the 2011 Annual Meeting of Stockholders. This Plan shall be effective on the date of such stockholder approval (the “Effective Date”).

As used herein, (i) the term “Subsidiary Company” or “Subsidiary” shall mean any present or future corporation or entity which is or would be a “subsidiary” of the Company as defined in Section 424 of the Internal Revenue Code of 1986 (the “Code”) or any successor provision, and (ii) the term “Company” defined above shall refer collectively to The Hershey Company and its Subsidiary Companies unless the context indicates otherwise.

2.	Stock Subject to the Plan.

(a) The aggregate number of shares of the Company’s common stock, $1.00 par value per share (the “Common Stock”), that may be issued under the Plan pursuant to awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) is (i) 16,500,000, plus the remaining 3,418,266 shares previously authorized by the stockholders for issuance as full-value awards (as defined below) under the Plan, but which as of February 22, 2011 have not been issued or are not subject to an outstanding award, together with (ii) 21,392,336 shares previously authorized by the stockholders for issuance under the Plan that may be issued pursuant to awards outstanding under the Plan as of February 22, 2011. In the event that the number of shares issued under the Plan with respect to awards made after February 22, 2011 that are not stock options or stock appreciation rights (such other awards being “full-value awards”), exceeds 6,918,266 (the “Full-Value Award Pool”), then the aggregate number of shares available for issuance under this Plan shall be reduced on the basis of 4.66 shares for each excess share issued. No more than 1,991,827 shares of Common Stock may be issued with respect to full-value awards, other than performance-based awards, which at the date of grant are scheduled to fully vest prior to three years from the date of grant (although such awards may provide scheduled vesting earlier with respect to some of such shares).

(b) The shares of Common Stock issued under this Plan may be either authorized but unissued shares, treasury shares held by the Company or any direct or indirect subsidiary thereof, or shares acquired by the Company through open market purchases or otherwise.

(c) The number of shares of Common Stock underlying any awards outstanding on or after February 22, 2011 that are forfeited or terminated, surrendered, expire unexercised, or are settled in cash in lieu of Common Stock, shall not be considered issued or transferred under the Plan and shall immediately become available for issuance pursuant to awards hereunder. To the extent such shares were subject to a full-value award, those shares shall become available for issuance as part of the Full-Value Award Pool. Shares withheld by the Company to satisfy tax withholding obligations and all shares covered by stock appreciation rights and stock options, to the extent exercised and settled in Common Stock, shall be considered issued or transferred pursuant to the Plan. The Committee may from time to time adopt and observe such procedures concerning the counting of shares in accordance with the Plan limitations as it may deem appropriate.

3.             Administration. The Plan shall be administered by the Compensation and Executive Organization Committee (the “Committee”), or any successor committee, appointed by and consisting solely of members of the Board of Directors (the “Board”) of the Company. To the extent provided by resolution of the Board, the Committee may authorize the Chief Executive Officer of the Company, acting to the extent necessary as a committee of the Board, and other senior officers of the Company to designate officers and employees to be recipients of awards, to determine the terms, conditions, form and amount of any such awards, and to take such other actions which the Committee is authorized to take under this Plan, provided that the Committee may not delegate to any person the authority to grant awards to, or take other action with respect to, participants who at the time of such awards or action are subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or are “covered employees” as defined in Section 162(m) of the Code. Notwithstanding the foregoing, awards relating to the non-employee directors shall be administered by the full Board of Directors, who shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan, and with respect to such awards, reference herein to “Committee” shall mean reference to the Board, and to the extent required by the Company’s governing documents or the Board, awards to the Company’s Chief Executive Officer shall be administered by the independent directors on the Company’s Board, and with respect to such awards references to “Committee” shall mean reference to such independent directors.

Subject to the terms and conditions of the Plan, the Committee shall have authority: (i) to determine the terms, conditions, form and amount of awards, distributions or payments granted or made to each participant, including conditions upon and provisions for vesting, exercise and acceleration of any awards, distributions or payments, which terms and conditions shall be set forth in an agreement or other writing, and any amendment or modification thereof (which agreement or other writing may be framed as a subplan, program, notification, statement, resolutions or other document) evidencing such award (any such agreement or writing being an “award agreement”); (ii) to construe and interpret the terms and intent of the Plan and any award agreement; (iii) to define the terms used in the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to select individuals to participate in the Plan; (vi) upon the request of a participant in the Plan, to approve and determine the duration of leaves of absence which may be granted to the participant without constituting a termination of his or her employment for purposes of the Plan; (vii) to adopt such procedures, agreements, arrangements, subplans and terms as are necessary or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside the United States; and (viii) to make all other determinations necessary or advisable for the administration and operation of the Plan. The Committee shall have the right to impose varying terms and conditions with respect to each grant or award. All determinations and interpretations made by the Committee shall be final, binding and conclusive on all participants and on their legal representatives and beneficiaries.

4.             Fair Market Value. As used in the Plan (unless a different method of calculation is required by applicable law, and except as otherwise specifically provided in any Plan provision or provided by the Committee with respect to an award), “Fair Market Value” on or as of the applicable date shall mean (i) the closing price of the Common Stock as reported in the New York Stock Exchange Composite Transactions Report (or any other consolidated transactions reporting system which subsequently may replace such Composite Transactions Report) for the New York Stock Exchange on such date (or, unless otherwise provided in the award with respect to awards made prior to April 17, 2007, the trading day immediately preceding such date), or if there are no sales on such date, on the next preceding day on which there were sales, or (ii) in the event that the Common Stock is no longer listed for trading on the New York Stock Exchange, an amount determined in accordance with standards adopted by the Committee.

5.             Eligibility and Participation. Employees, non-employee directors and individuals who provide services to the Company or any of its Subsidiary Companies as consultants, contractors or agency employees, shall be eligible for selection to participate in the Plan. An individual who receives an award under the Plan is referred to herein as a participant. A participant may receive more than one award from time to time, and may be granted any combination of awards as the Committee shall determine.

6.             Annual Incentive Program. The Committee may from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, establish contingent target awards for those eligible individuals it selects to participate in the AIP. Each such contingent target award shall be evidenced by an award agreement, and shall be determined based upon such factors as are deemed appropriate by the Committee, subject to the following:

(a) The amounts earned by and paid to AIP participants with respect to the contingent target awards (“AIP Awards”) will be based primarily upon achievement of Performance Goals (as defined in Paragraph 9 below) over a one-year performance cycle as approved by the Committee.

(b) The Committee, within the limits of the Plan, shall have full authority and discretion to determine the time or times of establishing AIP Awards; to select from among those eligible the individuals to receive AIP Awards; to designate the amounts to be earned under the AIP Award in relation to levels of achievement of Performance Goals; to adopt such financial and nonfinancial performance or other criteria for the payment of AIP Awards as it may determine from time to time; to establish such other measures as may be necessary to achieve the objectives of the Plan; and to review and certify the achievement of Performance Goals. The financial or nonfinancial Performance Goals established by the Committee may be based upon one or more Performance Factors (as defined in Paragraph 9 below).

(c) Any AIP Award the Committee intends to be performance-based compensation within the meaning of Section 162(m) of the Code, shall be based on one or more Performance Factors and otherwise established, earned and paid in conformity with the provisions of Paragraph 9 applicable to Performance Awards.

(d) The maximum amount any participant can receive as an AIP Award for any calendar year shall not exceed $10,000,000.

(e) AIP Awards as earned under the terms of the Plan shall be paid in cash, Common Stock or in a combination thereof as the Committee in its sole discretion shall determine, and may be equal to, exceed or be less than the contingent target awards, subject nevertheless to the maximum award limit set forth in subparagraph (d) above.

(f) The disposition of AIP Awards held by a participant at the time of (i) termination of service shall be determined in accordance with Paragraph 8 below, and (ii) a Change in Control shall be determined in accordance with Paragraph 15 below.

7.          Long-Term Incentive Program. Awards under the LTIP may be one or more of the following:

I.	Performance Stock Units and Performance Stock

The Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant Performance Stock Units and/or shares of Performance Stock to reflect the value of contingent target awards established for each eligible individual selected for participation. Each grant of Performance Stock Units or Performance Stock shall be evidenced by an award agreement, subject to the following:

(a)	Each Performance Stock Unit shall be equivalent to a share of Common Stock and each share of Performance Stock shall be a share of Common Stock. The amount actually earned by and paid to holders of Performance Stock Units and/or Performance Stock (“PSU/PS Awards”) will be based upon achievement of Performance Goals over performance cycles established by the Committee. Such performance cycles each shall cover such period of time as the Committee from time to time shall determine.

(b)	The Committee, within the limits of the Plan, shall have full authority and discretion to determine the time or times of establishing contingent target awards and the awarding of Performance Stock Units and/or Performance Stock; to select the eligible individuals to receive PSU/PS Awards; to designate levels of awards to be earned in relation to levels of achievement of Performance Goals; to adopt such financial and nonfinancial performance or other criteria for the payment of PSU/PS Awards as it may determine from time to time; to make awards; to establish such other measures as may be necessary to the objectives of the Plan; and to review and certify the achievement of Performance Goals. The Performance Goals established by the Committee may be based on one or more of the Performance Factors.

(c)	Payments of PSU/PS Awards shall be made in shares of Common Stock, provided payments of Performance Stock Unit awards may be made in Common Stock, cash, or a combination thereof, as the Committee in its sole discretion shall determine; provided, however, that no fractional shares shall be issued and any such fraction will be eliminated by rounding downward to the nearest whole share. Dividends or dividend equivalents, if any, credited with respect to PSU/PS Awards shall not be payable prior to the payment, if any, of the PSU/PS Award.

(d)	PSU/PS Awards earned under the terms of the Plan may be equal to, exceed or be less than the contingent target award.

(e)	All unearned or unvested PSU/PS Awards shall be forfeited to the Company.

(f)	The maximum aggregate number of shares of Common Stock covered by awards of Performance Stock Units and shares of Performance Stock that a participant may receive with respect to any calendar year shall be 500,000 shares.

(g)	The disposition of PSU/PS Awards held by a participant at the time of (i) termination of service shall be determined in accordance with Paragraph 8 below, and (ii) a Change in Control shall be determined in accordance with Paragraph 15 below.

II.	Stock Options

The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant an award of nonqualified Options to purchase shares of Common Stock of the Company to individuals eligible to participate in the Plan. Each Option award shall be evidenced by an award agreement on such terms and conditions and be in such form as the Committee may from time to time approve, subject to the following:

(a)	The exercise price per share with respect to each Option shall be determined by the Committee in its sole discretion, but shall not be less than 100% of the Fair Market Value of the Common Stock as of the date of the grant of the Option.

(b)	Options granted under the Plan shall be exercisable, in such installments and for such periods, as shall be provided by the Committee at the time of granting, but in no event shall any Option granted extend for a period in excess of ten (10) years from the date of grant.

(c)	The maximum number of shares of Common Stock covered by Options granted to a participant for any calendar year shall not exceed 500,000; 1,000,000 in the participant’s initial calendar year of participation.

(d)	Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which grantees of Options must be employed, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; and (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time.

(e)	Exercise of an Option shall be made by written notice (including electronic notice) in the form and manner determined by the Committee.

(f)	The purchase price upon exercise of any Option shall be paid in full by making payment (i) in cash; (ii) in whole or in part by the delivery of a certificate or certificates of shares of Common Stock of the Company, valued at the then Fair Market Value; or (iii) by a combination of (i) and (ii).

(g)	Notwithstanding subparagraph (f) above, any optionee may make payment of the Option price through a simultaneous exercise of his or her Option and sale of the shares thereby acquired pursuant to a brokerage arrangement compliant with such terms and conditions as the Committee may determine.

(h)	The disposition of outstanding Options held by a participant at the time of (i) termination of service shall be determined in accordance with Paragraph 8 below, and (ii) a Change in Control shall be determined in accordance with Paragraph 15 below.

III.	Stock Appreciation Rights

The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant an award of SARs to individuals eligible to participate in the Plan. SARs shall be evidenced by an award agreement, and shall be subject to such terms and conditions consistent with the Plan as the Committee shall impose from time to time, including the following:

(a)	SARs may, but need not, relate to Options granted under the Plan, as the Committee shall determine from time to time. In no event shall any SARs granted extend for a period in excess of ten (10) years from the date of grant.

(b)	Exercise of an SAR shall be made by written notice (including electronic notice) in the form and manner determined by the Committee.

(c)	A holder of SARs shall be entitled to receive upon exercise the excess of the Fair Market Value of a share of Common Stock at the time of exercise over the Fair Market Value of a share at the time the SARs were granted, multiplied by the number of shares with respect to which the SARs being exercised relate.

(d)	In the sole discretion of the Committee, the amount payable to the holder upon exercise of SARs may be paid either in Common Stock or in cash or in a combination thereof; provided, however, that no fractional shares shall be issued and any such fraction will be eliminated by rounding downward to the nearest whole share.

(e)	In the sole discretion of the Committee, SARs related to specific Options may be exercisable only upon surrender of all or a portion of the related Option, or may be exercisable, in whole or in part, only at such times and to the extent that the related Option is exercisable, and the number of shares purchasable pursuant to the related Option may be reduced to the extent of the number of shares with respect to which the SARs are exercised.

(f)	The maximum number of SARs granted to a participant during any calendar year shall not exceed 500,000; 1,000,000 in the participant’s initial year of participation.

(g)	The disposition of outstanding SARs held by a participant at the time of (i) termination of service shall be determined in accordance with Paragraph 8 below, and (ii) a Change in Control shall be determined in accordance with Paragraph 15 below.

IV.	Restricted Stock Units and Restricted Stock

The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant an award of Restricted Stock Units and/or shares of Restricted Stock to individuals eligible to participate in the Plan. Each grant of Restricted Stock Units and/or shares of Restricted Stock shall be evidenced by an award agreement. The grant of Restricted Stock Units and/or Restricted Stock (an “RSU/RS Award”) shall state the number of Restricted Stock Units or shares of Common Stock covered by the grant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the following:

(a)	Each Restricted Stock Unit shall be equivalent in value to a share of Common Stock, and each share of Restricted Stock shall be a share of Common Stock.

(b)

Vesting of each RSU/RS Award grant shall require the holder to remain in the service of the Company or a Subsidiary Company for a prescribed period (a “Restriction Period”). The Committee shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each RSU/RS Award grant. The Committee may also, in its sole discretion, establish other terms and conditions for the vesting of an RSU/RS Award, including conditioning vesting on the achievement of one or more Performance Goals.

(c)	Upon expiration of the Restriction Period or Periods applicable to each RSU/RS Award grant, the holder shall, upon such expiration, without payment, be entitled to receive payment in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such award of Restricted Stock Units or retain the shares of Restricted Stock. Such payment with respect to Restricted Stock Units may be made in cash, in shares of Common Stock equal to the number of Restricted Stock Units with respect to which such payment is made, or in any combination thereof, as the Committee in its sole discretion shall determine; the participant shall retain the shares of Restricted Stock, free of all restrictions. Further upon such expiration, except as otherwise provided in the award agreement, the holder shall be entitled to receive a cash payment in an amount equal to each cash dividend the Company would have paid to such holder during the term of those Restricted Stock Units as if the holder had been the owner of record of the shares of Common Stock covered by such Restricted Stock Units on the record date for the payment of such dividend. Cash dividends paid on shares of Restricted Stock shall be paid to the participant as provided in the award agreement.

(d)	The maximum aggregate number of shares of Common Stock covered by an award of Restricted Stock Units or shares of Restricted Stock that a participant may receive with respect to any calendar year shall be 500,000 shares of Common Stock, or equal to the value of 500,000 shares.

(e)	The disposition of RSU/RS Awards held by a participant at the time of (i) termination of service shall be determined in accordance with Paragraph 8 below, and (ii) a Change in Control shall be determined in accordance with Paragraph 15 below.

V.	Other Cash-Based Awards and Stock-Based Awards

The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant other Cash-Based Awards and/or Stock-Based Awards to individuals eligible to receive awards under the Plan. Each grant of a Cash-Based Award or Stock-Based Award shall be evidenced by an award agreement, subject to the following:

(a)	Each Cash-Based Award shall have a value as may be determined by the Committee. For each Cash-Based Award, the Committee may establish Performance Goals in its discretion. If the Committee exercises its discretion to establish such Performance Goals, the number and/or value of Cash-Based Awards that will be paid out to the participant will be determined, in the manner determined by the Committee, by the extent to which the Performance Goals are met.

(b)	Payment of earned Cash-Based Awards shall be as determined by the Committee and evidenced in the award agreement. The Committee, in its sole discretion, may provide the payment of earned Cash-Based Awards in the form of cash, in shares of Common Stock, or in a combination thereof, that have an aggregate Fair Market Value equal to the value of the earned Cash-Based Awards (the applicable date regarding which aggregate Fair Market Value shall be determined by the Committee). Such shares may be granted subject to any restrictions deemed appropriate by the Committee.

(c)	The Committee may grant Stock-Based Awards, which are equity-based or equity-related awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock), in such amounts and subject to such terms and conditions including, but not limited to being subject to Performance Goals, or in satisfaction of such obligations, as the Committee shall determine. Stock-Based Awards may entail the transfer of shares to participants, or payment in cash or otherwise of amounts based on the value of shares and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

(d)	Each award agreement shall set forth the extent to which the participant shall have the right to receive Cash-Based Awards and Stock-Based Awards following termination of the participant’s service with the Company and Company Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable award agreement, need not be uniform among all awards of Cash-Based Awards and Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

(e)	The maximum aggregate amount awarded to any one participant in any calendar year with respect to Cash-Based Awards may not exceed $10,000,000 and with respect to Stock-Based Awards, may not exceed 500,000 shares.

(f)	The disposition of any outstanding Cash-Based Award or Stock-Based Award held by a participant at the time of (i) termination of service shall be determined in accordance with Paragraph 8 below and (ii) a Change in Control shall be determined in accordance with Paragraph 15 below.

8.             Termination of Service. Except as otherwise provided in an award agreement or determined by the Committee, upon termination of service with the Company of any participant, such participant’s rights with respect to awards shall be as follows:

(a) In the event that the service of a participant is terminated by the Company for any reason, except as and to the extent provided otherwise in this Paragraph 8 below or by the Committee in an award agreement, and except as provided in Paragraph 15 after the occurrence of a Potential Change in Control or Change in Control, the participant’s rights and interests in outstanding awards under the Plan shall immediately terminate upon termination of service.

(b) If a participant terminates service with the Company as the result of his or her becoming totally disabled or if a participant should die or retire (as defined by the Committee with respect to an award) while in the service of the Company or any of its Subsidiary Companies, then the participant or, as the case may be, the person or persons to whom the participant’s interest under the Plan shall pass in accordance with an effective beneficiary designation, by will, or by the laws of descent and distribution (such person or persons, as applicable, the “Estate”), shall have the following rights:

(i)             With respect to awards made prior to the Effective Date:

(A)	the grantee of a contingent AIP Award or the Estate shall be entitled to receive payment of an AIP Award as, and to the extent, determined by the Committee;

(B)

if the holder of a PSU/PS Award shall have performed services for at least two-thirds of the related performance cycle prior to the date of termination or death, then, except as otherwise provided in the award agreement evidencing the PSU/PS Award, and subject to any further adjustments the Committee may make in its absolute discretion, the participant or the Estate shall be entitled to receive payment of a PSU/PS Award upon the expiration of the related performance cycle, provided that such payment shall be adjusted by multiplying the amount thereof by a fraction, the numerator of which shall be the number of full and partial calendar months between the date of the beginning of each such performance cycle and the date of termination or death, and the denominator of which shall be the number of full and partial calendar months from the date of the beginning of the performance cycle to the end of the said performance cycle;

(C)	except as otherwise provided in the terms and conditions of the award agreement, the holder or the Estate shall be entitled to exercise (provided any vesting requirement has been satisfied as of the date of exercise) any Option or SAR for a period of five (5) years from such date of death, total disability or retirement, or for such longer period as the Committee may determine in the case of financial hardship or other unusual circumstances (subject to the maximum exercise period for Options and SARs specified in Paragraph 7II(b) and 7III(a) hereof, respectively);

(D)	except as otherwise provided in the award agreement for an RSU/RS Award, (1) upon death or termination due to total disability the holder or the Estate shall be entitled to receive payment in respect of the RSU/RS Award, provided that such award shall be adjusted by multiplying the amount thereof by a fraction, the numerator of which shall be the number of full and partial calendar months between the date of grant of such RSU/RS Award and the date of death or termination, and the denominator of which shall be the number of full and partial calendar months from the date of the grant to the end of the Restriction Period, and (2) upon retirement, the participant’s rights with respect to an RSU/RS Award shall immediately terminate; and

(E)	the grantee of a Cash-Based Award or Stock-Based Award or the Estate shall be entitled to receive payment of such award as, and to the extent, provided in the applicable award agreement.

(ii)           With respect to awards made on or after the Effective Date:

(A)	the grantee of a contingent AIP Award or the Estate shall be entitled to receive payment of an AIP Award as, and to the extent, determined by the Committee;

(B)

except as otherwise provided in the award agreement evidencing the PSU/PS Award, and subject to any further adjustments the Committee may make in its absolute discretion, (1) the participant in the case of retirement, shall be entitled to receive payment of a PSU/PS Award upon the expiration of the applicable performance cycle based upon the amount, if any, of the PSU/PS Award earned from actual performance during the performance cycle, or (2) the participant or Estate in the case of termination of service due to total disability or death, shall be entitled to receive payment of a PSU/PS Award based on the amount, if any, of the PSU/PS Award estimated to be earned as of the expiration of the applicable performance cycle as determined from the Company’s financial statement accruals through the completed fiscal quarter immediately preceding the date of termination, payable following such termination; provided in each case that such payment shall be adjusted by multiplying the amount thereof by a fraction, the numerator of which shall be the number of full and partial calendar months between the date of the beginning of each such performance cycle and the date of termination or death, and the denominator of which shall be the number of full and partial calendar months from the date of the beginning of the performance cycle to the end of the said performance cycle;

(C)	except as otherwise provided in the terms and conditions of the award agreement, Options or SARs held shall become fully vested and exercisable upon such termination or death and the holder or the Estate shall be entitled to exercise such Option or SAR for a period of three (3) years from such date of death, total disability or retirement, or for such longer period as the Committee may determine in the case of financial hardship or other unusual circumstances (subject to the maximum exercise period for Options and SARs specified in Paragraph 7II(b) and 7III(a) hereof, respectively); provided that any Option or SAR granted in the calendar year in which such termination as a result of retirement occurs shall not vest in full but shall instead vest based on a fraction, the numerator of which shall be the number of full and partial months in the period between the date of grant and the date of termination, and the denominator of which shall be the number of full and partial months from the date of grant through the end of the calendar year, and the unvested portion of the Options and SARs shall immediately terminate.

(D)	except as otherwise provided in the award agreement for an RSU/RS Award, (1) upon death or termination due to total disability the holder or the Estate shall be entitled to receive payment in respect of each RSU/RS Award held and (2) upon retirement, the participant’s rights with respect to an RSU/RS Award shall immediately terminate; and

(E)	the grantee of a Cash-Based Award or Stock-Based Award or the Estate shall be entitled to receive payment of such award as, and to the extent, provided in the applicable award agreement.

(c) In the event of resignation by the participant, the participant’s rights and interests in outstanding awards under the Plan shall immediately terminate upon such resignation; provided, however, that the Committee shall have the absolute discretion to review the reasons and circumstances of the resignation and to determine whether, alternatively, and to what extent, if any, the participant may continue to hold any rights or interests under the Plan.

(d) For purposes of this Plan, references to a participant’s “service” and termination thereof shall mean, in the case of (i) an employee, the participant’s employment with the Company or Subsidiary Company, (ii) a non-employee director, the director’s service as a director of the Company or Company Subsidiary, or (iii) a contractor, consultant or agency employee, the participant’s service to the Company or Subsidiary Company in such capacity. A transfer of a participant without an intervening period from the Company to a Subsidiary Company or vice versa, or from one Subsidiary Company to another, shall not be deemed a termination of service. Unless otherwise provided by the Committee, a transfer of a participant from the Company or a Subsidiary Company to contractor, consultant or agency employee shall be deemed a termination of service.

(e) The Committee shall be authorized to make all determinations and calculations required by this Paragraph 8, including any determinations necessary to establish the reason for terminations of employment for purposes of the Plan, which determinations and calculations shall be conclusive and binding on any affected participants and Estates.

9.             Performance Factors; Additional Requirements. Without limiting the type or number of awards that may be made under this Plan, an award may be a performance-based award. A performance-based award intended to comply as “performance-based” compensation under Section 162(m) of the Code is referred to as a “Performance Award.” A Performance Award shall, except as may otherwise be permitted under Section 162(m) of the Code, be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective performance goals (“Performance Goals”) established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the elapse of 25% of the period of service (as established in good faith at the time the Performance Goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. A Performance Goal may be based on one or more of the following measures: net earnings or net income (before or after taxes), earnings per share (basic or diluted), net sales or revenue growth, net operating profit, return measures (including, but not limited to, return on assets, capital, invested capital, equity, revenue, or sales), cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity), earnings before or after taxes, interest, depreciation, and/or amortization, gross or operating margins, productivity ratios, share price (including, but not limited to, growth measures and total shareholder return), expense targets, margins, operating efficiency, market share, customer satisfaction, and/or balance sheet measures (including but not limited to, working capital amounts and levels of short- and long-term debt) (collectively, the “Performance Factors”). Performance Factors may be particular to a participant or the division, line of business or other unit, or the Company generally, or may be absolute in their terms or measured against or in relationship to the performance of a peer group or other external or internal measure. A Performance Goal may, but need not, be based upon a change or an increase or positive result under a particular Performance Factor and could include, for example, maintaining the status quo, limiting economic losses, or a relative comparison of performance to the performance of a peer group or other external or internal measure (measured, in each case, by reference to specific Performance Factors). A Performance Goal may include or exclude items to measure specific objectives, including, without limitation, extraordinary or other non-recurring items, acquisitions and divestitures, internal restructuring and reorganizations, accounting charges and effects of accounting changes. In interpreting Plan provisions applicable to Performance Awards to participants who are “covered employees” under Section 162(m) of the Code, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and applicable Treasury Regulations, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals to any such “covered employee,” the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

The Committee has the authority to provide for accelerated vesting of any performance-based award based on the achievement of Performance Goals or such other factors as the Committee shall determine, including a Change in Control.

Awards that are intended to qualify as Performance Awards may not be adjusted upward. The Committee shall retain the discretion to adjust Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Goals and Performance Factors without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

The Committee may grant or administer performance-based awards that are not intended to or do not qualify as Performance Awards meeting the requirements of Section 162(m) of the Code and may base vesting, payment or delivery of such awards on performance criteria (which shall be the Performance Goals with respect to such awards) which may be other than those set forth in this Paragraph 9.

No awards granted pursuant to the Plan shall be exercisable or realized in whole or in part, and the Company shall not be obligated to sell, distribute or issue any shares subject to any such award, if such exercise and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933, as amended (or other federal, state or foreign statutes having similar requirements). Each award shall be subject to the further requirement that, if at any time the Board of Directors shall determine in its discretion that the listing or qualification of the shares relating or subject to such award under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the distribution or issue of shares thereunder, such award may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board of Directors.

Awards may be subject to restrictions as to resale or other disposition and to such other provisions as may be appropriate to comply with federal, state or foreign securities laws and stock exchange requirements, and the exercise of any award or entitlement to payment thereunder may be contingent upon receipt from the holder (or any other person permitted by this Plan to exercise any award or receive any distribution hereunder) of a representation that at the time of such exercise it is his or her then present intention to acquire the shares being distributed for investment and not for resale.

10.          Non-Employee Directors. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant awards to non-employee directors of the Company. Such awards shall be evidenced by an award agreement.

11.          Nontransferability. Unless otherwise approved by the Committee or provided in an award agreement, awards granted under the Plan shall be nonassignable and shall not be transferable by the participant other than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant or the participant’s guardian or legal representative.

12.          Disclaimer of Rights. No provision in the Plan or any awards granted pursuant to the Plan shall be construed to confer upon the participant any right to be employed by or continue in the service of the Company or by any Subsidiary Company, to receive additional awards, or to interfere in any way with the right and authority of the Company or any Subsidiary Company either to increase or decrease the compensation of the participant at any time, or to terminate any relationship between the participant and the Company or any of its Subsidiary Companies.

Participants under the Plan shall have none of the rights of a stockholder of the Company with respect to shares subject to any award hereunder unless and until such shares have been issued to them.

13.          Stock Adjustments. In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock of rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share available under and subject to the Plan as provided in Paragraph 2 hereof, and to the limitations set forth in Paragraph 7, and each share theretofore appropriated or thereafter subject or which may become subject to awards under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding awards also shall be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any awards theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination.

No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

14.          Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

With respect to withholding required upon any taxable event arising from the issuance or delivery of shares of Common Stock with respect to an award granted hereunder, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory withholding tax that could be imposed on the transaction or such other amount as may be authorized by the Committee. All such elections shall be made in accordance with procedures and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

15.          Change in Control. Notwithstanding any other provisions of this Plan to the contrary and except as may be provided in an applicable award agreement, the provisions of this Paragraph 15 shall apply in the event of a Change in Control (as defined below) or Potential Change in Control (as defined below).

(a)           Except in the case of awards made on or after the Effective Date for which another award meeting the requirements of subparagraph (b) of this Paragraph 15 (a “Replacement Award”) is provided to the participant to replace such outstanding award (the “Replaced Award”), upon a Change in Control:

(i)	Each outstanding Option held by a participant shall become fully vested and exercisable notwithstanding any vesting schedule or installment schedule relating to the exercisability of such Option contained in the applicable Option agreement or otherwise established at the time of grant of the Option.

(ii)	Each outstanding SAR held by a participant shall become fully vested and exercisable notwithstanding any vesting schedule or installment schedule relating to the exercisability of such SAR contained in the applicable SAR agreement or otherwise established at the time of grant of the SAR.

(iii)	The Restriction Period shall expire and all restrictions on any RSU/RS Awards held by a participant shall lapse.

(iv)	The disposition of any PSU/PS Award, Cash-Based Award or Stock-Based Award held by a participant shall be determined as provided in the applicable award agreement or as the Committee shall determine.

(b)           An award shall meet the conditions of this subparagraph (b) of Paragraph 15 (and hence qualify as a Replacement Award) if:

(i)	it has a value at least equal to the value of the Replaced Award;

(ii)	it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and

(iii)	its other terms and conditions (A) include the provisions of subparagraph (c) of this Paragraph 15 and (B) are not less favorable to the participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control and the provisions of subparagraph (c) of this Paragraph 15).

Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this subparagraph (b) of Paragraph 15 are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

(c)            In the event the termination of service of the participant occurs in connection with or during the period of two (2) years after a Change in Control and such termination of service is by the Company without Cause (as defined below), by participant for Good Reason (as defined below), or due to the participant’s death or disability, then upon such termination of service each Replacement Award held by the participant shall become fully vested, exercisable or the disposition thereof shall be determined in accordance with the provisions of subparagraphs (i) through (iv) of subparagraph (a) of this Paragraph 15, it being intended that such vesting, exercisability and other disposition of the Replacement Awards shall be the same as would have applied upon the Change in Control to the Replaced Awards under subparagraph (a) of this Paragraph 15, in the absence of the Replacement Award.

(d)	For purposes of this Plan, a “Change in Control” means:

(i)

Individuals who, on February 22, 2011, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to February 22, 2011, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as nominee for director, without written objection to such nomination)

shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest or opposition solicitation (as described in Rule 14a-12(c) under the Exchange Act) (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any person (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Section 13(d)(3) and 14(d)(2) of the Exchange Act) (“Person”) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; and provided further, however, that a director who has been approved by the Hershey Trust while it beneficially owns more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Power”) shall be deemed to be an Incumbent Director; or

(ii)	The acquisition or holding by any Person of beneficial ownership (within the meaning of Section 13(d) under the Exchange Act and the rules and regulations promulgated thereunder) of shares of the Common Stock and/or the Class B Common Stock of the Company representing 25% (30% with respect to awards made on or after the Effective Date) or more of either (A) the total number of then outstanding shares of both Common Stock and Class B Common Stock of the Company (the “Outstanding Company Stock”) or (B) the Outstanding Company Voting Power; provided that, at the time of such acquisition or holding of beneficial ownership of any such shares, the Hershey Trust does not beneficially own more than 50% of the Outstanding Company Voting Power; and provided, further, that any such acquisition or holding of beneficial ownership of shares of either Common Stock or Class B Common Stock of the Company by any of the following entities shall not by itself constitute such a Change in Control hereunder: (1) the Hershey Trust; (2) any trust established by the Company or by any Subsidiary Company for the benefit of the Company and/or its employees or those of a Subsidiary Company or by any Subsidiary Company for the benefit of the Company and/or its employees or those of a Subsidiary Company; (3) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary Company; (4) the Company or any Subsidiary Company or (5) any underwriter temporarily holding securities pursuant to an offering of such securities; or

(iii)	The approval by the stockholders of the Company of any merger, reorganization, recapitalization, consolidation or other form of business combination (a “Business Combination”) if, following consummation of such Business Combination, the Hershey Trust does not beneficially own more than 50% of the total voting power of all outstanding voting securities of (A) the surviving entity or entities (the “Surviving Company”) or (B) if applicable, the ultimate parent company that directly or indirectly has beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities eligible to elect directors of the Surviving Company; provided, however, that with respect to any award made on or after the Effective Date, no Change in Control shall be deemed to occur under this clause (iii) prior to consummation of the Business Combination; or

(iv)	The approval by the stockholders of the Company of (A) any sale or other disposition of all or substantially all of the assets of the Company, other than to a company (the “Acquiring Company”) if, following consummation of such sale or other disposition, the Hershey Trust beneficially owns more than 50% of the total voting power of all outstanding voting securities eligible to elect directors of (1) the Acquiring Company or (2) if applicable, the ultimate parent Company that directly or indirectly has beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities eligible to elect directors of the Acquiring Company, or (B) a liquidation or dissolution of the Company; provided, however, that with respect to any award made on or after the Effective Date, no Change in Control shall be deemed to occur under clause (iv) (A) prior to consummation of such sale or other disposition.

For purposes of this Plan, “Hershey Trust” means either or both of (a) Hershey Trust Company, a Pennsylvania corporation, as Trustee for the Milton Hershey School, or any successor to Hershey Trust Company as such trustee, and (b) Milton Hershey School, a Pennsylvania not-for-profit corporation.

(e)	For purposes of this Plan, a “Potential Change in Control” means:

(i)	The Hershey Trust by action of any of the Board of Directors of Hershey Trust Company; the Board of Managers of Milton Hershey School; the Investment Committee of the Hershey Trust; and/or any of the officers of Hershey Trust Company or Milton Hershey School (acting with authority) undertakes consideration of any action the taking of which would lead to a Change in Control as defined herein, including, but not limited to consideration of (A) an offer made to the Hershey Trust to purchase any number of its shares in the Company such that if the Hershey Trust accepted such offer and sold such number of shares in the Company the Hershey Trust would no longer have more than 50% of the Outstanding Company Voting Power, (B) an offering by the Hershey Trust of any number of its shares in the Company for sale such that if such sale were consummated the Hershey Trust would no longer have more than 50% of the Outstanding Company Voting Power or (C) entering into any agreement or understanding with a person or entity that would lead to a Change in Control; or

(ii)	The Board approves a transaction described in subsection (ii), (iii) or (iv) of the definition of a Change in Control contained in subparagraph (d) of Paragraph 15 hereof.

(f)            In the event that a transaction which would constitute a Change in Control if approved by the stockholders of the Company is to be submitted to such stockholders for their approval, each participant who holds an Option or SAR granted prior to the Effective Date at the time scheduled for the taking of such vote, whether or not then exercisable, shall have the right to receive a notice at least ten (10) business days prior to the date on which such vote is to be taken. Such notice shall set forth the date on which such vote of stockholders is to be taken, a description of the transaction being proposed to stockholders for such approval, a description of the provisions of this Paragraph 15 and the impact thereof on such participant in the event that such stockholder approval is obtained. Such notice shall also set forth the manner in which and price at which all Options or SARs then held by each such participant could be exercised upon the obtaining of such stockholder approval.

(g)           Upon the occurrence of a Potential Change in Control (as defined in subparagraph (e) of this Paragraph 15) or a Change in Control and for a period of two (2) years thereafter, the following special provision and notice requirement shall be applicable in the event of the termination of the service of any participant holding an Option or SAR granted prior to the Effective Date: (i) in no event may a notice of termination of service be issued to such a participant unless at least ten (10) business days prior to the effective date of such termination, the participant is provided with a written notice of intent to terminate the participant’s service which sets forth in reasonable detail the reason for such intent to terminate, the date on which such termination is to be effective, and a description of the participant’s rights under this Plan and under the applicable award agreements, including the fact that no such Option or SAR may be exercised after such termination has become effective and the manner, extent and price at which such Options and SARs then held by such participant may be exercised; and (ii) such notice of intent to terminate a participant’s employment shall not be considered a “termination of service” for purposes of the first sentence of Paragraph 8(a). This subparagraph (g) is intended only to provide for a requirement of notice to terminate upon the occurrence of the events set forth herein and shall not be construed to create an obligation of continued service in any manner or to otherwise affect or limit the Company’s ability to terminate the service of any participant holding an Option or SAR under the Plan.

(h)           Upon the occurrence of a Change in Control and for a period of two (2) years thereafter, in the event of the termination of a participant’s service by the Company for any reason other than for Cause (as defined below) or by the participant for Good Reason (as defined below), such participant shall have one (1) year (or, if a longer period is applicable under Paragraph 8 hereof, for such longer period) from the date of termination of service to exercise any Option or SAR held by the participant as of the date of the Change in Control (including any Replacement Award relating to any such Option or SAR) or until the date of expiration of the Option or SAR or Replacement Award), if earlier. In addition, all restrictions and limitations on the exercise of such Option or SAR (or Replacement Award) or the sale of shares of Common Stock received pursuant to exercise of an Option or SAR (or Replacement Award) relating to minimum stockholding requirements shall immediately terminate upon the occurrence of a Change in Control.

(i)            For purposes of this Plan, “Cause” means, with respect to a participant who is covered under the Company’s Severance Benefits Plan for Salaried Employees, Employee Benefits Protection Plan (Group 2), Executive Benefits Protection Plan (Group 3), or Executive Benefits Protection Plan (Group 3A) or any similar or successor plan, or an employment or similar agreement with the Company or any Subsidiary, “cause” as defined in the plan or agreement applicable to such participant, and with respect to all other participants, means (A) the willful and continued failure of the participant to substantially perform the participant’s duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the participant by the participant’s supervisor which specifically identifies the manner in which the participant’s supervisor believes that the participant has not substantially performed the participant’s duties; (B) the willful engaging by the participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company; (C) the participant having been convicted of, or having entered into a plea of nolo contendere to, a crime that constitutes a felony; or (D) the willful material breach by the participant of the Company’s Code of Ethical Business Conduct or any successor or similar code of conduct, or other material policies applicable to the participant, including policies prohibiting disclosure or misuse of confidential information. For purposes of the preceding clauses (A) and (B), no act or failure to act, on the part of the participant, shall be considered “willful” unless it is done, or omitted to be done, by the participant in bad faith or without reasonable belief that the participant’s action or omission was in the best interests of the Company. Any act, or failure to act, based upon the instructions or with the approval of a senior officer of the Company or the participant’s superior or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the participant in good faith and in the best interests of the Company.

(j)             For purposes of this Plan, “Good Reason” means, with respect to a participant who is covered under the Company’s Severance Benefits Plan for Salaried Employees, Employee

Benefits Protection Plan (Group 2), Executive Benefits Protection Plan (Group 3), or Executive Benefits Protection Plan (Group 3A), or any similar or successor plan, or an employment or similar agreement with the Company or any Subsidiary, “good reason” (or other words of similar import) as defined in the plan or agreement applicable to such participant, and with respect to all other participants, means “good reason” as defined in the Company’s Severance Benefits Plan for Salaried Employees as in effect immediately prior to the Change in Control as if such plan applied to such participant.

16.	General Provisions.

(a)           The Committee may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the participant’s provision of services to the Company and/or its Subsidiaries, violation of material policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the participant, or other conduct by the participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 (and not otherwise exempted), the participant shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document not in compliance with such financial reporting requirement. Rights, payments and benefits under any award shall be subject to repayment to or recoupment (clawback) by the Company in accordance with such policies and procedures as the Committee or Board may adopt from time to time, including, but not limited to, policies and procedures to implement applicable laws, rules and regulations, or as may otherwise be required by law.

(c)            Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

(d)           In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(e)            The granting of awards and the issuance of shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(f)            Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and/or its Subsidiaries operate or have employees, directors or service providers, the Committee, in its sole discretion, shall have the power and authority to:

(i)	determine which Subsidiaries shall be covered by the Plan;

(ii)	determine which individuals outside the United States are eligible to participate in the Plan;

(iii)	modify the terms and conditions of any award granted to participants outside the United States to comply with applicable foreign laws;

(iv)	establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; and/or

(v)	take any action, before or after an award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no awards shall be granted, that would violate applicable law.

(g)           To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Common Stock, the transfer of such shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

(h)           The Plan and each award agreement shall be governed by the laws of the Commonwealth of Pennsylvania, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the award agreement, participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Pennsylvania to resolve any and all issues that may arise out of or relate to the Plan or any related award agreement.

(i)            This Plan is intended to comply and shall be administered in a manner that is intended to comply with Code Section 409A and shall be construed and interpreted in accordance with such intent. To the extent that an award or the payment, settlement or deferral thereof is subject to Code Section 409A, the award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, including regulations or other guidance issued with respect thereto (collectively, “Section 409A”), except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an award or the payment, settlement or deferral thereof to fail to satisfy Section 409A shall be amended to comply with Section 409A on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A. In the case of amounts not intended to be deferrals of compensation subject to Section 409A, such as, but not limited to, amounts payable under an AIP Award, payment or settlement of amounts under such awards shall occur not later than March 15 of the year following the year in which the participant has a legally-binding right to payment or settlement. In the case of amounts intended to be deferrals of compensation subject to Section 409A the initial deferral election shall be made and become irrevocable not later than December 31 of the year immediately preceding the year in which the participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for “performance-based compensation” as defined under Section 409A. If an amount payable under an award as a result of the separation from service (other than due to death) occurring while the participant is a “specified employee” constitutes a deferral of compensation subject to Section 409A, then payment of such amount shall not occur until six (6) months and a day after the date of participant’s “separation from service” except as permitted under Section 409A. The Committee, in its sole discretion, may permit a participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be delivered to a participant under the Plan in accordance with any plan or program providing for deferral of compensation which is applicable to the participant (a “Deferred Compensation Plan”). Any such deferral elections shall be subject to the provisions of the Deferred Compensation Plan and such rules and procedures as shall be determined by the Committee in its sole discretion. Notwithstanding the foregoing, any deferral shall be made in accordance with the provisions of Section 409A of the Code and the applicable guidance issued by the Secretary of the Treasury thereunder.

(j)             Subject to the provisions of the Plan and any award agreement, the recipient of an award (including without limitation, any deferred award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash or stock dividends, or cash payments in amounts equivalent to cash or stock dividends on shares (“dividend equivalents”) with respect to the number of shares covered by the award, as determined by the Committee and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares or otherwise reinvested; provided, however, that in no event shall dividend or dividend equivalents credited with respect to any performance-based award be paid to the participant prior to payment, if any, of such performance-based award.

(k)           Options and SARs may not be repriced without the approval of the Company’s stockholders. For this purpose, “reprice” means that the Company has: (i) lowered or reduced the exercise price of outstanding Options and/or outstanding SARs after they have been granted, (ii) canceled an Option and/or an SAR when the applicable Exercise Price exceeds the Fair Market Value of the underlying shares in exchange for cash or another award, or (iii) taken any other action with respect to an Option and/or an SAR that would be treated as a repricing under the rules and regulations of the principal securities market on which the shares are traded. An adjustment pursuant to Paragraph 13 shall not be treated as a repricing.

(l)            Each participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom an award under the Plan is to be paid, assigned or transferred in case of the participant’s death before participant receives all amounts payable under such award. Each designation will revoke all prior designations by the same participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the participant in writing or electronically with the Committee during the participant’s lifetime. In the absence of any such designation or if all designated beneficiaries predecease the participant, benefits remaining unpaid at the participant’s death shall pass in accordance with the participant’s will, or by the laws of descent and distribution, as applicable.

17.           Effective Date and Termination of Plan. The Plan as amended and restated herein shall become effective upon approval by the stockholders at the 2011 Annual Meeting of Stockholders. Awards and amounts outstanding under the Plan and the predecessor Broad Based Stock Option Plan, Broad Based Annual Incentive Plan or the Directors’ Compensation Plan shall remain in effect and shall not be modified by this amended and restated Plan.

The Board of Directors at any time may terminate the Plan, but such termination shall not alter or impair any of the rights or obligations under any awards theretofore granted under the Plan unless the affected participant shall so consent.

18.           Application of Funds. The proceeds received by the Company from the sale of shares hereunder will be used for general corporate purposes.

19.           Amendment. The Board of Directors at any time and from time to time, may alter or amend the Plan, subject to any requirement of stockholder approval imposed by applicable law, rule or regulation; provided that any such amendment shall not adversely alter or impair any of the rights or obligations under any award theretofore granted under the Plan unless the affected participant shall so consent. Notwithstanding the foregoing, the Plan may not be terminated or amended in a manner adverse to the interests of any participant (without the consent of the participant) either: (a) at the time a Potential Change in Control occurs and continuing for a period of one (1) year following the cessation of a Potential Change in Control, or (b) for a two-year period beginning as of the date of a Change in Control (the “Coverage Period”). Upon the expiration of the Coverage Period, Paragraph 15 of the Plan may not be amended in any manner that would adversely affect any participant without the consent of the participant.

THE HERSHEY COMPANY P.O. BOX 810 HERSHEY, PA 17033-0810

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on May 3, 2016. Have your proxy and voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - (800) 690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. EDT on May 3, 2016. Have your proxy and voting instruction card in hand when you call and follow the instructions from the telephone voting site.

VOTE BY MAIL

Mark, sign and date your proxy and voting instruction card and return it in the postage-paid envelope we have provided or return it to The Hershey Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

401(k) PLAN AND PR 401(k) PLAN PARTICIPANTS

Your voting instructions must be received no later than 11:59 p.m. EDT on April 29, 2016. Use any of the voting methods above to submit your voting instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E01148-P72824-Z67195                 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY AND VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE HERSHEY COMPANY				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR each of the following nominees:

1.	Election of Directors:			☐	☐	☐
Nominees:
	01)	P. M. Arway	07) J. M. Mead
	02)	J. P. Bilbrey	08) J. E. Nevels
	03)	R. F. Cavanaugh	09) A. J. Palmer
	04)	C. A. Davis	10) T. J. Ridge
	05)	M. K. Haben	11) D. L. Shedlarz
	06)	R. M. Malcolm
The Board of Directors recommends you vote FOR Proposals 2, 3 and 4:									For	Against	Abstain
2.	Ratify the appointment of KPMG LLP as independent auditors for 2016.								☐	☐	☐
3.	Approve named executive officer compensation on a non-binding advisory basis.								☐	☐	☐
4.	Re-approve the material terms of the performance criteria under The Hershey Company Equity and Incentive Compensation Plan.								☐	☐	☐
The Board of Directors recommends you vote AGAINST Proposal 5:
5.	Stockholder proposal entitled “Report on Use of Nanomaterials.”								☐	☐	☐
The proxies are authorized to vote, in their discretion, for a substitute should any nominee become unavailable for election and upon such other business as may properly come before the meeting.

NOTE: Please follow the instructions above to vote by Internet or telephone, or mark, sign (exactly as name(s) appear(s) above) and date this card and mail promptly in the postage-paid, return envelope provided. Executors, administrators, trustees, attorneys, guardians, etc., should so indicate when signing.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Admission Ticket

THE HERSHEY COMPANY

2016 Annual Meeting of Stockholders

Wednesday, May 4, 2016

10:00 a.m. EDT

GIANT Center

550 West Hersheypark Drive

Hershey, PA 17033

Presenting this Admission Ticket at

HERSHEY’S CHOCOLATE WORLD Attraction

entitles you to 25% off selected items

from 9:00 a.m. until 6:00 p.m. EDT

on May 4, 2016.

Offer good on May 4, 2016, only.

Important Notice Regarding the Availability of Proxy Materials for the

2016 Annual Meeting of Stockholders to be held on May 4, 2016:

The Notice of 2016 Annual Meeting and Proxy Statement, 2015 Annual Report to Stockholders

and proxy card are available at www.proxyvote.com.

▼ FOLD AND DETACH HERE ▼	▼ FOLD AND DETACH HERE ▼

E01149-P72824-Z67195

THE HERSHEY COMPANY

STOCKHOLDER’S PROXY AND VOTING INSTRUCTION CARD

The undersigned hereby appoints J. P. Bilbrey and L. M. Turner, and each of them, as proxies, with full power of substitution, to attend The Hershey Company (the “Company”) Annual Meeting of Stockholders to be held at 10:00 a.m. EDT, May 4, 2016, at GIANT Center, 550 West Hersheypark Drive, Hershey, Pennsylvania, or at any adjournment thereof (“Annual Meeting”), and to vote all of the undersigned’s shares of the Company’s Common Stock in the manner directed on the reverse side of this card. The shares represented by this proxy, when executed properly, will be voted in the manner directed. If direction is not given but the card is signed, this proxy will be voted FOR the election of all nominees under Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and AGAINST Proposal 5 as set forth on the reverse side, and in the discretion of the proxies with respect to such other business as may properly come before the meeting.

SPECIAL INFORMATION for participants in The Hershey Company 401(k) Plan (“401(k) Plan”) and The Hershey Company Puerto Rico 401(k) Plan (“PR 401(k) Plan”): This proxy also provides voting instructions for shares held on the record date for the Annual Meeting by Vanguard Fiduciary Trust Company (“Vanguard”),* as trustee of the 401(k) Plan or as custodian appointed by Banco Popular de Puerto Rico, trustee of the PR 401(k) Plan, as applicable. If you are a participant in either plan, this paragraph (and not the paragraph above) applies with respect to voting these plan shares. By marking and returning this card, you will direct Vanguard (i) how to vote the shares of Common Stock allocated to your account in that plan and (ii) how to vote a portion of the shares of Common Stock allocated to the accounts of other participants in that plan who have not submitted voting instructions by the voting deadline. If Vanguard receives your properly marked and executed card on or before April 29, 2016, Vanguard will vote these shares in the manner directed by you. If direction is not given or is received after April 29, 2016, Vanguard will vote these shares in the 401(k) Plan or PR 401(k) Plan, as applicable, in the same proportion, respectively, as the final aggregate vote of the 401(k) Plan or PR 401(k) Plan participants who submitted timely votes on the matter.

This proxy is solicited on behalf of the Board of Directors pursuant to a separate Notice of 2016 Annual Meeting and Proxy Statement dated March 24, 2016, receipt of which is hereby acknowledged. The shares of Common Stock represented by this proxy shall be entitled to one vote for each such share held. Except with regard to voting separately as a class on the election of R. M. Malcolm and A. J. Palmer, shares of Common Stock will vote together with shares of Class B Common Stock without regard to class.

THIS PROXY AND VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE.

*	Vanguard Fiduciary Trust Company, in its capacity as trustee or custodian, has appointed Broadridge as agent to tally the vote.

THE HERSHEY COMPANY P.O. BOX 810 HERSHEY, PA 17033-0810

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on May 3, 2016. Have your proxy and voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - (800) 690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. EDT on May 3, 2016. Have your proxy and voting instruction card in hand when you call and follow the instructions from the telephone voting site.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Hershey Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E01150-P72824-Z67195                 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE HERSHEY COMPANY				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR each of the following nominees:

1.	Election of Directors:			☐	☐	☐
Nominees:
	01)	P. M. Arway	06) J. M. Mead
	02)	J. P. Bilbrey	07) J. E. Nevels
	03)	R. F. Cavanaugh	08) T. J. Ridge
	04)	C. A. Davis	09) D. L. Shedlarz
	05)	M. K. Haben
The Board of Directors recommends you vote FOR Proposals 2, 3 and 4:									For	Against	Abstain
2.	Ratify the appointment of KPMG LLP as independent auditors for 2016.								☐	☐	☐
3.	Approve named executive officer compensation on a non-binding advisory basis.								☐	☐	☐
4.	Re-approve the material terms of the performance criteria under The Hershey Company Equity and Incentive Compensation Plan.								☐	☐	☐
The Board of Directors recommends you vote AGAINST Proposal 5:
5.	Stockholder proposal entitled “Report on Use of Nanomaterials.”								☐	☐	☐
The proxies are authorized to vote, in their discretion, for a substitute should any nominee become unavailable for election and upon such other business as may properly come before the meeting.

NOTE: Please follow the instructions above to vote by Internet or telephone, or mark, sign (exactly as name(s) appear(s) above) and date this card and mail promptly in the postage-paid, return envelope provided. Executors, administrators, trustees, attorneys, guardians, etc., should so indicate when signing.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Admission Ticket

THE HERSHEY COMPANY

2016 Annual Meeting of Stockholders

Wednesday, May 4, 2016

10:00 a.m. EDT

GIANT Center

550 West Hersheypark Drive

Hershey, PA 17033

Presenting this Admission Ticket at

HERSHEY’S CHOCOLATE WORLD Attraction

entitles you to 25% off selected items

from 9:00 a.m. until 6:00 p.m. EDT

on May 4, 2016.

Offer good on May 4, 2016, only.

Important Notice Regarding the Availability of Proxy Materials for the

2016 Annual Meeting of Stockholders to be held on May 4, 2016:

The Notice of 2016 Annual Meeting and Proxy Statement, 2015 Annual Report to Stockholders

and proxy card are available at www.proxyvote.com.

▼ FOLD AND DETACH HERE ▼	▼ FOLD AND DETACH HERE ▼

E01151-P72824-Z67195

THE HERSHEY COMPANY

CLASS B COMMON STOCK

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, having received the Notice of 2016 Annual Meeting and Proxy Statement of The Hershey Company (the “Company”) dated March 24, 2016, appoints J. P. Bilbrey and L. M. Turner, and each of them, as proxies, with full power of substitution, to represent and vote all of the undersigned’s shares of the Company’s Class B Common Stock at the Annual Meeting of Stockholders to be held at 10:00 a.m. EDT, May 4, 2016, at GIANT Center, 550 West Hersheypark Drive, Hershey, Pennsylvania, or at any adjournment thereof.

The shares represented by this proxy will be voted in the manner directed herein by the undersigned stockholder(s), who shall be entitled to cast ten votes for each such share held. If direction is not given but the card is signed, this proxy will be voted FOR the election of all nominees under Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and AGAINST Proposal 5 as set forth on the reverse side, and in the discretion of the proxies with respect to such other business as may properly come before the meeting.

This proxy is continued on the reverse side.